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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

COMMONWEALTH REIT
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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COMMONWEALTH REIT
Two North Riverside Plaza, Suite 600
Chicago, IL 60606

June 23, 2014

Dear Shareholder:

        You are cordially invited to the 2014 Annual Meeting of Shareholders, and any adjournments or postponements thereof (the "Annual Meeting"), of CommonWealth REIT (the "Company") to be held on Monday, June 30, 2014 at 10:00 a.m., Central Time. The Annual Meeting will be held at Two North Riverside Plaza, 24th Floor, Chicago, Illinois 60606. Once called to order, the Company intends to adjourn the Annual Meeting, prior to voting on any proposal, until July 31, 2014 at the same time and at the same location in order to give the Company's shareholders an ample opportunity to consider the proposals below, which are further described in the Company's proxy materials for the Annual Meeting, and to allow sufficient time for the Company to solicit proxies.

        At the Annual Meeting, you will be asked to:

  1.
  Elect 11 trustees to the Board of Trustees (the "Board");

  2.
  Approve amendments to the Company's Third Amendment and Restatement of Declaration of Trust (the "Charter") that require approval of a majority of shares outstanding relating to (a) adoption of plurality voting in contested trustee elections, (b) lowering the general shareholder voting standard, (c) adoption of a majority voting standard for the transfer of all or substantially all assets of the Company, (d) conversion of indemnification rights to permissive to the full extent of Maryland law, (e) elimination of obligations of shareholders to indemnify the Company, (f) elimination of the external advisor provisions, (g) aligning the related party transaction requirements with Maryland law, (h) increasing flexibility in scheduling of annual meetings, (i) increasing flexibility in approval of investments, (j) increasing flexibility in the structure of committees of the Board, (k) elimination of shareholder approval of certain restructurings, (l) removal of trustees, (m) trustee actions by written consent and (n) conforming and other immaterial modifications and the amendment and restatement of the Charter, each as more fully described in the accompanying proxy statement;

  3.
  Approve amendments to the Charter that require approval of 75% of the shares outstanding relating to (a) declassifying of the Board and providing for annual elections of trustees, (b) the voting standard for mergers, (c) the voting standard for Charter amendments, (d) the removal of the voting standard for combinations with 10% shareholders, (e) the increase in the number of permitted trustees, (f) installing revised REIT ownership limitation provisions and (g) the investment policy of the Company, each as more fully described in the accompanying proxy statement;

  4.
  Approve the reimbursement to Related Fund Management, LLC and Corvex Management LP of expenses related to their consent solicitations;

  5.
  Ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014; and

  6.
  Transact such other business as may properly come before the Annual Meeting.

        The accompanying Notice of the Annual Meeting describes these matters.

        The Board appreciates and encourages your participation in the Annual Meeting. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, please vote your shares. If you do attend the Annual Meeting, you may withdraw your proxy and vote in person.

Sincerely,

Sam Zell Chairman of the Board of Trustees

COMMONWEALTH REIT
Two North Riverside Plaza, Suite 600
Chicago, IL 60606

NOTICE OF 2014 ANNUAL MEETING OF SHAREHOLDERS
To be Held on June 30, 2014

To the Shareholders of CommonWealth REIT:

        NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Shareholders, and any adjournments or postponements thereof (the "Annual Meeting"), of CommonWealth REIT, a Maryland real estate investment trust (the "Company"), will be held on Monday, June 30, 2014 at 10:00 a.m., Central Time, at Two North Riverside Plaza, 24th Floor, Chicago, Illinois 60606 for the following purposes:

  1.
  To elect 11 trustees to the Board of Trustees (the "Board");

  2.
  To approve amendments to the Company's Third Amendment and Restatement of Declaration of Trust (the "Charter") that require approval of a majority of shares outstanding relating to (a) adoption of plurality voting in contested trustee elections, (b) lowering the general shareholder voting standard, (c) adoption of a majority voting standard for the transfer of all or substantially all assets of the Company, (d) conversion of indemnification rights to permissive to the full extent of Maryland law, (e) elimination of obligations of shareholders to indemnify the Company, (f) elimination of the external advisor provisions, (g) aligning the related party transaction requirements with Maryland law, (h) increasing flexibility in scheduling of annual meetings, (i) increasing flexibility in approval of investments, (j) increasing flexibility in the structure of committees of the Board, (k) elimination of shareholder approval of certain restructurings, (l) removal of trustees, (m) trustee actions by written consent and (n) conforming and other immaterial modifications and the amendment and restatement of the Charter, each as more fully described in the accompanying proxy statement;

  3.
  To approve amendments to the Charter that require approval of 75% of the shares outstanding relating to (a) declassifying of the Board and providing for annual elections of trustees, (b) the voting standard for mergers, (c) the voting standard for Charter amendments, (d) the removal of the voting standard for combinations with 10% shareholders, (e) the increase in the number of permitted trustees, (f) installing revised REIT ownership limitation provisions and (g) the investment policy of the Company, each as more fully described in the accompanying proxy statement;

  4.
  To approve the reimbursement to Related Fund Management, LLC and Corvex Management LP of expenses related to their consent solicitations;

  5.
  To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014; and

  6.
  To transact such other business as may properly come before the Annual Meeting.

        Once called to order, the Company intends to adjourn the Annual Meeting, prior to voting on any proposal, until July 31, 2014 at the same time and at the same location in order to give the Company's shareholders an ample opportunity to consider the proposals above, which are further described in the Company's proxy materials for the Annual Meeting, and to allow sufficient time for the Company to solicit proxies.

        We know of no other matters to come before the Annual Meeting. Only holders of record of common shares at the close of business on June 23, 2014 are entitled to notice of and to vote at the Annual Meeting or at any adjournments or postponements thereof.

        Regardless of the number of shares you hold, as a shareholder your role is very important, and the Board strongly encourages you to exercise your right to vote. You should have separately received our 2013 Annual Report to Shareholders, and our Proxy Statement and 2013 Annual Report to Shareholders are also available online at www.proxyvote.com.

        We encourage you to contact the firm assisting us in the solicitation of proxies, D.F. King & Co., Inc. ("D.F. King"), if you have any questions or need assistance in voting your shares. Banks and brokers may call D.F. King collect at (212) 269-5550. Shareholders may call D.F. King toll-free at (800) 714-3313.

By Order of the Board of Trustees,

Orrin S. Shifrin Executive Vice President, General Counsel and Secretary
June 23, 2014
Chicago, Illinois 60606

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE BY INTERNET, BY TELEPHONE, OR BY MAIL BY COMPLETING, DATING AND SIGNING THE ACCOMPANYING PROXY CARD AND RETURNING IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

i

ii

COMMONWEALTH REIT

Two North Riverside Plaza, Suite 600
Chicago, IL 60606

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

Why am I receiving this Proxy Statement?

        This Proxy Statement is furnished by the Board of Trustees (the "Board") of CommonWealth REIT, a Maryland real estate investment trust, in connection with the Board's solicitation of proxies for the 2014 Annual Meeting of Shareholders of CommonWealth REIT, and any adjournments or postponements thereof (the "Annual Meeting"), to be held Monday, June 30, 2014 at 10:00 a.m., Central Time, at Two North Riverside Plaza, 24th Floor, Chicago, Illinois 60606. This Proxy Statement will first be made available to shareholders on or about June 23, 2014. Our 2013 Annual Report to Shareholders was first made available to shareholders on May 28, 2014. Unless the context requires otherwise, references in this Proxy Statement to "CommonWealth," "we," "our," "us" and the "Company" refer to CommonWealth REIT, a Maryland real estate investment trust, together with its consolidated subsidiaries.

        Once the Annual Meeting is called to order, the Board intends to adjourn the Annual Meeting, prior to voting on any proposal, until July 31, 2014, at the same time of day and at the same location as the Annual Meeting, in order to give our shareholders an ample opportunity to consider the proposals described in this Proxy Statement and to allow sufficient time for us to solicit proxies.

How can I receive electronic access to the proxy materials?

        This Proxy Statement and our 2013 Annual Report to Shareholders are available on our website at www.cwhreit.com. In addition, our shareholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

        In addition, the enclosed proxy card contains instructions on how shareholders may request to receive future proxy materials in printed form, by mail or electronically by e-mail on an ongoing basis. Choosing to receive future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the environmental impact of our annual meetings. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and the proxy voting site. Your election to receive future proxy materials by e-mail will remain in effect until you terminate it.

What am I being asked to vote on?

        You are being asked to vote on the following proposals:

  •
  Proposal 1 (Election of Trustees):  The election of 11 trustees to our Board;

  •
  Proposal 2 (Certain Amendments to our Declaration of Trust (Majority Approval)):  The approval of amendments to our Third Amended and Restated Declaration of Trust (the "Charter") that require approval of a majority of shares outstanding relating to (a) adoption of plurality voting in contested trustee elections, (b) lowering the general shareholder voting standard, (c) adoption of a majority voting standard for the transfer of all or substantially all assets of the Company, (d) conversion of indemnification rights to permissive to the full extent of Maryland law, (e) elimination of obligations of shareholders to indemnify the Company, (f) the elimination of the external advisor provisions, (g) aligning the related party transaction requirements with Maryland law, (h) increasing flexibility in the scheduling of annual meetings, (i) increasing flexibility in approval of investments, (j) increasing flexibility in the structure of committees of the Board, (k) elimination of shareholder approval of certain restructurings, (l) the removal of trustees, (m) trustee actions by written consent and (n) conforming and other immaterial modifications and the amendment and restatement of the Charter, each as more fully described in this proxy statement;

  •
  Proposal 3 (Certain Additional Amendments to our Declaration of Trust (75% Approval)):  The approval of amendments to the Charter that require approval of 75% of the shares outstanding relating to (a) declassifying of the Board and providing for annual elections of trustees, (b) the voting standard for mergers, (c) the voting standard for Charter amendments, (d) the removal of the voting standard for combinations with 10% shareholders, (e) the increase in the number of permitted trustees, (f) installing revised REIT ownership limitation provisions and (g) our investment policy, each as more fully described in this proxy statement;

  •
  Proposal 4 (Reimbursement of Expenses to Related and Corvex):  The approval of the reimbursement to Related Fund Management, LLC ("Related") and Corvex Management LP ("Corvex") of expenses related to their consent solicitations; and

  •
  Proposal 5 (Ratification of the Appointment of Ernst & Young LLP):  The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

        Our Board knows of no other matters to be brought before the Annual Meeting.

        Although the Board previously adopted a policy to provide shareholders with an opportunity to approve, on an advisory basis, the compensation of named executive officers every year at the annual meeting of shareholders (a "say-on-pay proposal"), the Board has decided not to include a say-on-pay proposal at the Annual Meeting. Effective as of May 23, 2014, our former executives (whose 2013 compensation is presented in this Proxy Statement and in our Form 10-K/A for the year ended December 31, 2013 filed on April 30, 2014 (our "Amended Form 10-K")) resigned and the Board elected new executive officers. Although our Compensation Committee has approved interim annual base salaries for our new executive officers, it is currently evaluating our executive compensation program, including the compensation of our new executive officers. With the assistance of an executive compensation consultant, the Compensation Committee will propose a new program and compensation to the Board. Accordingly, in light of the change in management and the expected change in compensation, the Board did not believe it was appropriate to ask shareholders to hold an advisory vote on 2013 executive compensation at the Annual Meeting. The Board intends to resume its policy of including an annual say-on-pay proposal at the 2015 annual meeting of shareholders.

What are the Board's voting recommendations?

        The Board recommends that you vote as follows:

  •
  Proposal 1 (Election of Trustees):  "FOR" each of the Board's nominees for election as trustee;

  •
  Proposal 2 (Certain Amendments to our Declaration of Trust (Majority Approval)):  "FOR" approval of each amendment to the Charter listed in Proposals 2(a) through 2(n);

  •
  Proposal 3 (Certain Additional Amendments to our Declaration of Trust (75% Approval)):  "FOR" approval of each amendment to the Charter listed in Proposals 3(a) through 3(g);

  •
  Proposal 4 (Reimbursement of Expenses to Related and Corvex):  "FOR" approval of the reimbursement to Related and Corvex of expenses related to their consent solicitations; and

  •
  Proposal 5 (Ratification of the Appointment of Ernst & Young LLP):  "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2014.

Who is entitled to vote at the Annual Meeting?

        The close of business on June 23, 2014 has been fixed as the record date (the "Record Date") for the Annual Meeting. Only shareholders of record of our common shares of beneficial interest, $0.01 par value per share ("common shares"), at the close of business on the Record Date are entitled to notice of, to attend, and to vote at the Annual Meeting. On June 19, 2014, we had 128,860,643 common shares outstanding.

What are the voting rights of shareholders?

        Each common share is entitled to one vote on each matter to be voted on.

How do I vote?

        If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank, National Association, you are considered the shareholder of record with respect to those shares and the Proxy Statement was sent directly to you by us. In that case, you may instruct the proxy holders named in the proxy card (the "Proxy Agents") how to vote your common shares in one of the following ways:

  •
  Vote online.  You can access proxy materials and vote at www.proxyvote.com. To vote online, you must have the shareholder identification number provided on the proxy card.

  •
  Vote by telephone.  You also have the option to vote by telephone by following the "Vote by Phone" instructions on the proxy card.

  •
  Vote by regular mail.  If you would like to vote by mail, then please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

        Proxies submitted over the internet, by telephone or by mail must be received by 11:59 p.m. Eastern Time on Wednesday, July 30, 2014.

        If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Proxy Statement was forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

How are proxy card votes counted?

        Proxies submitted properly via one of the methods discussed above will be voted in accordance with the instructions contained therein. If the proxy is submitted but voting instructions are not made, the proxy will be voted "FOR" each of the 11 trustee nominees, "FOR" approval of certain amendments to the Charter, "FOR" approval of certain additional amendments to the Charter, "FOR" approval of the reimbursement to Related and Corvex of expenses related to their consent solicitations and "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and in such manner as the Proxy Agents, in their discretion, determine upon such other business as may properly come before the Annual Meeting. If the proxy is submitted and voting instructions are made for some, but not all, of the proposals, as to matters in which instructions are given, the proxy will be voted in accordance with those instructions, and for all other proposals, the proxy will be voted as described in the prior sentence.

        If your common shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, under applicable rules of the New York Stock Exchange (the "NYSE") (the exchange on which our common shares are traded), the brokers will vote your shares according to the specific instructions they receive from you. If brokers that hold common shares for a beneficial owner do not receive voting instructions from that owner at least 10 days prior to the Annual Meeting, the broker may vote only on the proposal if it is considered a "routine" matter under the NYSE's rules. On non-routine matters, nominees do not have discretionary voting power and cannot vote without instructions from the beneficial owners, resulting in a so-called "broker non-vote." Pursuant to the rules of the NYSE, the election of trustees, all amendments to the Charter and the approval of the reimbursement to Related and Corvex of expenses related to their consent solicitations are each a "non-routine" matter and brokerage firms may not vote without instructions from their client on these matters, resulting in a broker non-vote. In contrast, ratification of the appointment of an independent registered public accounting firm is considered a "routine" matter under NYSE's rules, which means that brokers have discretionary voting authority to the extent they have not received voting instructions from their client on the matter.

How many votes are needed for each of the proposals to pass?

        The proposals to be voted on at the Annual Meeting have the following voting requirements:

  •
  Proposal 1 (Election of Trustees):  You may vote "FOR" all nominees, "WITHHOLD" your vote as to all nominees, or vote "FOR" all nominees except those specific nominees from whom you "WITHHOLD" your vote. Pursuant to our Charter, in an uncontested election, trustees will be elected by a majority of the votes cast at the Annual Meeting. For purposes of this proposal, "a majority of votes cast" means that the number of shares voted "FOR" a trustee's election exceeds 50% of the total number of votes cast with respect to that trustee's election, and votes "cast" means votes "FOR" and "WITHHOLD." There is no cumulative voting in the election of trustees. For purposes of the election of trustees, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

  •
  Proposal 2 (Certain Amendments to our Declaration of Trust (Majority Approval)):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposals 2(a) through 2(n). Pursuant to the Charter, the affirmative vote of a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote on each proposal is required to approve each amendment to the Charter set forth in Proposal 2. For purposes of the vote on each amendment in Proposals 2(a) through 2(n), failure to vote and abstentions and broker non-votes will have the same effect as votes against the proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

  •
  Proposal 3 (Certain Additional Amendments to our Declaration of Trust (75% Approval)):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposals 3(a) through 3(g). Pursuant to the Charter, the affirmative vote of at least 75% of the total number of votes authorized to be cast by shares then outstanding and entitled to vote on each proposal is required to approve each amendment to the Charter set forth in Proposal 3. For purposes of the vote on each amendment in Proposals 3(a) through 3(g), failure to vote and abstentions and broker non-votes will have the same effect as votes against the proposal, although abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum.

  •
  Proposal 4 (Reimbursement of Expenses to Related and Corvex):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal 4. Pursuant to our Amended and Restated Bylaws (our

    "Bylaws"), the affirmative vote of a majority of the total number of votes cast by shares then outstanding and entitled to vote on the proposal is required to approve the reimbursement to Related and Corvex of expenses related to their consent solicitations. For purposes of the vote to reimburse solicitation expenses, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote, although abstentions and broker non-votes will count toward the presence of a quorum.

  •
  Proposal 5 (Ratification of the Appointment of Ernst & Young LLP):  You may vote "FOR," "AGAINST" or "ABSTAIN" on Proposal 5. Pursuant to our Bylaws, the affirmative vote of a majority of the total number of votes cast by shares then outstanding and entitled to vote on the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. For purposes of the vote to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although abstentions will count toward the presence of a quorum

If our shareholders approve one or more but not all of the proposed amendments to the Charter, we will file an amended and restated Charter containing only the amendments that were approved.

What will constitute a quorum at the Annual Meeting?

        A quorum of shareholders is required for shareholders to take action at the Annual Meeting, except that the Annual Meeting may be adjourned if less than a quorum is present. Once the Annual Meeting is called to order, the Board intends to adjourn the Annual Meeting until July 31, 2014 at the same time of day and at the same location as the Annual Meeting. The presence, in person or by proxy, of holders of common shares entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter will constitute a quorum. Shares that are voted "FOR," "AGAINST," "WITHHOLD," or "ABSTAIN" will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters. Broker non-votes will also be counted as present for purposes of determining the presence of a quorum.

Who can attend the Annual Meeting?

        Only shareholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting. Shareholders may be asked to present valid picture identification such as a driver's license or passport and proof of stock ownership as of the Record Date. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. The use of cell phones, smartphones, pagers, recording and photographic equipment and/or computers is not permitted at the Annual Meeting. For directions to the Annual Meeting, contact our Investor Relations department at (312) 646-2801 or ir@equitycommonwealth.com.

If I plan to attend the Annual Meeting, should I still vote by proxy?

        Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for shareholders of record. If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you may vote your shares in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Will any other matters be voted on?

        The proposals set forth in this Proxy Statement constitute the only business that the Board intends to present at the Annual Meeting. The proxy does, however, confer discretionary authority upon the Proxy Agents or their substitutes, to vote on any other business that may properly come before the meeting. If the Annual Meeting is postponed or adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

May I change my vote after I have voted?

        You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to our Secretary at Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606, (ii) filing a duly executed proxy bearing a later date with us or (iii) attending the Annual Meeting and voting in person. If your common shares are held by a broker, bank or any other persons holding common shares on your behalf, you must contact that institution to revoke a previously authorized proxy.

Who is soliciting the proxies and who pays the costs?

        The enclosed proxy for the Annual Meeting is being solicited by the Board. Proxies also may be solicited, without additional compensation, by our trustees and officers by mail, telephone or other electronic means or in person. We are paying the costs of this solicitation, including the preparation, printing, mailing and website hosting of proxy materials. We will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of our common shares and to obtain their voting instructions. We will reimburse those firms for their expenses. In addition, we have retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies for a fee of $15,000 plus reimbursement of expenses. We have agreed to indemnify D.F. King against certain liabilities arising out of our agreement with D.F. King.

        No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, you should not rely on that information or representation as having been authorized by us. The delivery of this Proxy Statement does not imply that the information herein has remained unchanged since the date of this Proxy Statement.

Whom should I call if I have questions or need assistance voting my shares?

        Please call the firm assisting us in the solicitation of proxies, D.F. King, if you have any questions or need assistance in voting your shares. Banks and brokers may call D.F. King collect at (212) 269-5550. Shareholders may call D.F. King toll-free at (800) 714-3313.

NOTE REGARDING CERTAIN PROCEDURAL MATTERS

Adjournment of the Annual Meeting

        Pursuant to the Charter currently in effect, we are required to hold an annual meeting of shareholders no fewer than thirty days after delivery to the shareholders of our annual report for the previous year and within six months after the end of each fiscal year. As described below, our former trustees were removed from office effective March 25, 2014 and our current trustees were elected at the special meeting of shareholders held on May 23, 2014 (the "Special Meeting"). Immediately upon taking office, our current trustees set the date and record date for the Annual Meeting. Given the timing constraints of the Charter, however, the Board was required to set the meeting date to be no later than June 30, 2014.

        As such, in light of this required timing relative to the mailing of our annual meeting proxy materials, the chairman of the meeting will use his authority under our Bylaws to adjourn the Annual Meeting in order to give our shareholders an ample opportunity to consider the proposals described in this Proxy Statement and to allow sufficient time for us to solicit proxies. Once the Annual Meeting is called to order but before any of the proposals set forth herein are considered and prior to voting on any proposal, the chairman will adjourn the Annual Meeting until July 31, 2014 at the same time of day and at the same location as the Annual Meeting. At the reconvened Annual Meeting, the shareholders will consider and vote upon the proposals set forth in this Proxy Statement.

Special Procedures at the Annual Meeting Regarding Board Declassification

        At the Annual Meeting, our shareholders will be asked to vote on certain amendments to our Charter, including Proposal 3(a), which is a proposal to amend the Charter to declassify the Board and provide for the annual election of trustees. Our Board is currently divided into three groups, with each group of trustees serving a staggered term, so that the term of only one class expires at each annual meeting of shareholders and each class is elected to a three-year term. In order to effectuate the transition to a declassified Board at the Annual Meeting, we intend to present and vote upon Proposal 2 and Proposal 3 (which collectively include all the amendments to our Charter) prior to voting on Proposal 1 (the election of trustees). If our shareholders approve the proposal to amend the Charter to declassify the Board, immediately after the vote on all matters in Proposal 2 and Proposal 3, the Annual Meeting will be recessed briefly so that an amended and restated Charter, reflecting the amendments that the shareholders have approved at the Annual Meeting, may be filed with the State Department of Assessments and Taxation of Maryland. All of the trustees whose terms would not otherwise expire at the Annual Meeting have voluntarily agreed to resign if this proposal is approved and stand for re-election to a one year term at the Annual Meeting. Therefore, after the amended and restated Charter is accepted for record by the State Department of Assessments and Taxation of Maryland, all of the trustees whose terms would not otherwise expire at the Annual Meeting will resign and all 11 trustee nominees will stand for election or re-election, as the case may be, at the Annual Meeting for one year terms. Recessing the Annual Meeting, filing an amended and restated Charter and accepting the resignation of each of our trustees whose term would not otherwise expire at the Annual Meeting allows us to fully declassify the Board at the Annual Meeting.

RECENT CHANGES IN CORPORATE GOVERNANCE

Recent Changes in the Board of Trustees

        On January 28, 2014, Related and Corvex filed solicitation materials with the Securities and Exchange Commission (the "SEC") soliciting written consents from our shareholders to remove, without cause, all of our then-trustees, Barry M. Portnoy, Adam D. Portnoy, Joseph L. Morea, William A. Lamkin, Frederick N. Zeytoonjian, Ronald J. Artinian and Ann Logan, and any other person or persons elected or appointed to the Board prior to the effective time of the consent solicitation. On March 18, 2014, Related and Corvex delivered to us written consents purported to be from a sufficient number of holders of our outstanding common shares, to remove, without cause, all of our then-trustees. After inspection, the Board certified the results of the written consent solicitation on March 25, 2014, whereupon all of our then-trustees were removed.

        We held a special meeting of shareholders on May 23, 2014 (the "Special Meeting") for the purpose of electing new trustees to fill the vacancies created by removal of our prior trustees. At the Special Meeting, the following individuals were elected to the Board: Sam Zell, James S. Corl, Edward A. Glickman, David Helfand, Peter Linneman, James L. Lozier, Jr. and Kenneth Shea. Our Board is currently divided into three groups. James S. Corl and Edward A. Glickman were elected to Group I (the "Group I Trustees") with a term of office expiring at the Annual Meeting, Peter Linneman, James L. Lozier, Jr. and Kenneth Shea were elected to Group II (the "Group II Trustees") with a term of office expiring at our 2015 annual meeting of shareholders and Sam Zell and David Helfand were elected to Group III (the "Group III Trustees") with a term of office expiring at our 2016 annual meeting of shareholders.

        Following the Special Meeting, the new trustees held a meeting of the Board on June 5, 2014 (the "June Board Meeting") where they, among other things, constituted and appointed members to the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee of the Board.

Recent Changes in Management

        Following the Special Meeting and the election of the new trustees to the Board, effective May 23, 2014, all of our officers resigned, including the following executive officers: Adam D. Portnoy, President, John C. Popeo, Treasurer and Chief Financial Officer, and David M. Lepore, Chief Operating Officer. Immediately after the resignation of our former executive officers and effective May 23, 2014, the Board elected the following executive officers:

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  David Helfand—President, Chief Executive Officer, interim Chief Financial Officer and interim Treasurer;

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  David S. Weinberg—Executive Vice President and Chief Operating Officer; and

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  Orrin S. Shifrin—Executive Vice President, General Counsel and Secretary.

In addition, the Board elected Sam Zell as non-executive Chairman of the Board. At the June Board Meeting, the Board re-elected Messrs. Helfand, Weinberg and Shifrin to the offices listed above.

Other Corporate Governance Matters

        In light of the results of the Special Meeting and changes in our management and governance, the Board believes that our corporate governance documents should reflect customary, market-based provisions consistent with the corporate governance documents of many other public REITs, reflect our transition to an internally managed company and more closely align with Maryland law. To that end, at the June Board Meeting, the Board reviewed the Company's governing documents and determined that they should be amended and restated to reflect the foregoing standards. Therefore, at the meeting, the Board adopted the following new governing documents:

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  Amended and Restated Bylaws;

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  Amendments to the Charter, subject to shareholder approval, as set forth in Proposals 2 and 3;

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  Corporate Governance Guidelines;

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  Code of Business Conduct and Ethics; and

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  Charters of each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

These governing documents are more fully described in this Proxy Statement.

 PROPOSAL 1: ELECTION OF TRUSTEES

        The Board has set the number of trustees at 11. Our Board is currently divided into three groups, with two trustees in Group I, three trustees in Group II and two trustees in Group III. Our Board also currently has four vacancies—two in Group I, one in Group II and one in Group III. Trustees in each group are elected for three year terms and serve until their respective successors are elected and qualify. Our Group I Trustees are James S. Corl and Edward A. Glickman, with a term of office expiring at the Annual Meeting, our Group II Trustees are Peter Linneman, James L. Lozier, Jr. and Kenneth Shea, with a term of office expiring at our 2015 annual meeting of shareholders, and our Group III Trustees are Sam Zell and David Helfand, with a term of office expiring at our 2016 annual meeting of shareholders.

        As part of Proposal 3, we are proposing an amendment to the Charter to declassify the Board and provide for the annual election of trustees (the "Declassifying Proposal"). See "Proposal 3—Certain Additional Amendments to Our Charter (75% Approval—Proposal 3(a)—Amendment to Declassify the Board and Provide for Annual Elections" for additional information regarding the amendments to the Charter to declassify the Board.

Term of Nominees if the Declassifying Proposal is Approved

        As previously noted, the Declassifying Proposal will be presented at the Annual Meeting before the election of trustees pursuant to this Proposal 1. If the Declassifying Proposal is approved, the Annual Meeting will be recessed briefly so that the Amended and Restated Charter may be filed with and accepted by the State Department of Assessments and Taxation of Maryland. All of the trustees whose terms would not otherwise expire at the Annual Meeting have voluntarily agreed to resign if the Declassifying Proposal is approved and stand for election or re-election, as the case may be, at the Annual Meeting. In this event, the Board has nominated the following 11 trustee nominees to serve one year terms until the 2015 annual meeting of shareholders and until their successors have been duly elected and qualify:

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  Sam Zell

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  James S. Corl

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  Martin L. Edelman

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  Edward A. Glickman

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  David Helfand

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  Peter Linneman

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  James L. Lozier, Jr.

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  Mary Jane Robertson

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  Kenneth Shea

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  Gerald A. Spector

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  James A. Star

Term of Nominees if the Declassifying Proposal is Not Approved

        If the Declassifying Proposal is not approved, each of our trustees whose terms would not otherwise expire at the Annual Meeting have voluntarily agreed to resign and stand for re-election at the Annual Meeting, and, in accordance with our Bylaws, all of our trustee nominees expect to resign and stand for re-election at each subsequent annual meeting to the extent their terms would not otherwise then expire, thereby accomplishing the same effect of the Declassifying Proposal. In this event, the Board has nominated the following individuals for election as trustees in the following groups.

  Group I:

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  James S. Corl

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  Edward A. Glickman

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  Mary Jane Robertson

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  James A. Star

  Group II:

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  Martin L. Edelman

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  Peter Linneman

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  James L. Lozier, Jr.

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  Kenneth Shea

  Group III:

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  Sam Zell

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  David Helfand

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  Gerald A. Spector

        If the Declassifying Proposal is not approved, the term of the Group I Trustees elected at the Annual Meeting will expire at our 2017 annual meeting of shareholders, the term of the Group II Trustees will expire at our 2015 annual meeting of shareholders, and the term of the Group III Trustees will expire at our 2016 annual meeting of shareholders, subject in each case to the trustee nominees' agreements to stand for election at each annual meeting. All trustee nominees have voluntarily agreed to serve as trustee if elected. If, however, any of the trustee nominees becomes unable or unwilling to accept election to our Board, the Board may designate a substitute nominee and the proxies will be voted for the election of a substitute nominee recommended by our Board. Our Board has no reason to believe that the trustee nominees will be unable or unwilling to serve. Under these circumstances, the Board also may, as permitted by our Bylaws, decrease the size of the Board.

        The Nominating and Corporate Governance Committee has set forth in a written policy minimum qualifications that a trustee candidate must possess. See "Corporate Governance and Board Matters—Trustee Nominee Selection Process."

        Based on its review of the relationships between the trustee nominees and our Company, the Board has affirmatively determined that all of our trustee nominees who are not current members of our Board are independent and that the following five of our seven current trustees are independent under applicable SEC and NYSE rules: James S. Corl, Edward A. Glickman, Peter Linneman, James L. Lozier, Jr. and Kenneth Shea.

        The trustee nominees who are not current members of our Board were recommended by our Chairman and executive officers, and the Nominating and Corporate Governance Committee recommended all the trustee nominees to the Board.

 Biographies of Trustee Nominees

        The table below sets forth the names and ages of each of the trustees nominated for election at the Annual Meeting, as well as the positions and offices held.

Name	Position With the Company	Age as of the Annual Meeting
Sam Zell	Chairman of the Board	72
James S. Corl	Trustee	48
Martin L. Edelman	Trustee Nominee	73
Edward A. Glickman	Trustee	57
David Helfand	Trustee, President, Chief Executive Officer, interim Chief Financial Officer and interim Treasurer	49
Peter Linneman	Trustee	63
James L. Lozier, Jr.	Trustee	58
Mary Jane Robertson	Trustee Nominee	60
Kenneth Shea	Trustee	56
Gerald A. Spector	Trustee Nominee	67
James A. Star	Trustee Nominee	53

        Set forth below is certain biographical information of our trustee nominees.

        Sam Zell has been our trustee since May 2014. Mr. Zell is also the founder and the Chairman of Equity Residential, a multifamily real estate investment trust, and Equity LifeStyle Properties, Inc., a real estate investment trust focused on manufactured home communities. Mr. Zell is also Chairman of Equity Group Investments ("Equity Group"), a private entrepreneurial investment firm he founded more than 40 years ago. He is also founder and Chairman of Equity International, a private investment firm focused on real estate-related companies outside the U.S. that has brought a number of companies to the public markets. Mr. Zell has served as Chairman of Anixter International, Inc. (NYSE: AXE) since 1985, Chairman of Equity Residential (NYSE: EQR) since 1993, Chairman of Equity LifeStyle Properties, Inc. (NYSE: ELS) since 1993, and Chairman of Covanta Holding Corporation (NYSE: CVA) since 2005. Previously, Mr. Zell served as Chairman of Equity Office Properties Trust, which was sold in February 2007 for $39 billion in the largest private equity transaction at the time. Mr. Zell served as the Chief Executive Officer of the Tribune Company from December 2007 to December 2008 and Chairman of the Tribune Company from December 2007 to December 2012, at which time the Tribune Company emerged from Chapter 11 bankruptcy. Mr. Zell served as Chairman of Capital Trust, Inc., a real estate finance company, from 2003 to 2012. He serves on the President's Advisory Board at the University of Michigan, and with the combined efforts of the University of Michigan Business School, established the Zell/Lurie Entrepreneurial Center. Mr. Zell is also a long-standing supporter of the University of Pennsylvania Wharton Real Estate Center, where he endowed the Samuel Zell and Robert Lurie Real Estate Center. He also endowed Northwestern University's Center for Risk Management. Mr. Zell holds a JD and a BA from the University of Michigan.

        Our Board determined that Mr. Zell should serve on our Board based on his experience of over 40 years as a chairman, director and executive of various companies, his management of billions of dollars in global investments, his strong track record of stewarding companies towards the maximization of their potential and being recognized as a founder of the modern REIT industry and a leading driver for increased transparency and disclosure by public companies.

        James S. Corl has been our trustee since May 2014. Mr. Corl has served as a Managing Director at Siguler Guff & Company, a private equity investment firm ("Siguler Guff"), since 2009, and is the Head of Real Estate Investments. Mr. Corl oversees the firm's real estate investment activities, setting investment strategy, designing and constructing the portfolio, identifying potential investments and negotiating investment terms and conditions. Prior to joining Siguler Guff, Mr. Corl spent 13 years in the REIT investment industry, most recently as Chief Investment Officer for all of the real estate activities of Cohen & Steers, Inc. (NYSE: CNS), a leading investor in global real estate securities. While at Cohen & Steers, Inc., Mr. Corl was directly responsible for over $30 billion of client assets invested in mutual funds and institutional separate accounts around the world. From 1993 to 1994, Mr. Corl was an associate with the Real Estate Investment Banking group at Credit Suisse First Boston ("CSFB") (NYSE: CS), an international investment bank, where he was involved in acquiring portfolios of non-performing loans and distressed real estate assets for CSFB's Praedium Real Estate Recovery Fund, as well as restructuring troubled real estate companies as publicly traded REITs. Mr. Corl holds a B.A. from Stanford University and an M.B.A. from the Wharton School of Business, the University of Pennsylvania.

        Our Board determined that Mr. Corl should serve on our Board based on his experience in the real estate investment industry and his experience overseeing investment activities and his 19 years of experience analyzing the effectiveness of business and investment strategies in the commercial real estate industry with a long term focus on REIT governance and shareholder alignment, specifically executive compensation issues.

        Martin L. Edelman has served as Of Counsel in the Real Estate practice of Paul Hastings LLP, an international law firm, since 2000. Mr. Edelman has been a real estate advisor to Grove Investors and is a partner at Fisher Brothers, a real estate partnership. Mr. Edelman is a director of Blackstone Mortgage Trust, Inc. (NYSE: BXMT), Morgans Hotel Group Co. (NASDAQ: MHGC), Aldar Properties PJSC (ADX: ALDAR) and Advanced Micro Devices, Inc. (NYSE: AMD). He also served as a director of Avis Budget Group, Inc. (NASDAQ: CAR) from 1997 until his resignation in February 2013, which became effective on March 15, 2013, and also served on the Board of Directors of Ashford Hospitality Trust, Inc. (NYSE: AHT) from 2003 to 2014. He also currently serves on the boards of various nongovernmental organizations. Mr. Edelman has more than 30 years of experience and concentrates his practice on real estate and corporate mergers and acquisitions transactions. The focus of Mr. Edelman's practice has been large, complex transactions, including cross-border transactions. He has been involved in all stages of legal development of pioneering financial structures, including participating debt instruments, institutional joint ventures in real estate, and joint ventures between U.S. financial sources and European real estate companies. He has also done extensive work in Europe, Canada, Mexico, Japan, the Middle East, and Latin America. Mr. Edelman holds an A.B. from Princeton University and an LL.B. from Columbia Law School.

        Our Board determined that Mr. Edelman should serve on our Board based on his experience advising companies in complex real estate and corporate transactions as he brings an extensive legal and financial background to the board of directors with over 40 years of experience in the legal profession and has considerable experience in complex negotiations involving acquisitions, dispositions and financing.

        Edward A. Glickman has been our trustee since May 2014. Mr. Glickman has served as the Executive Chairman of FG Asset Management US since 2013. Mr. Glickman has served as the Executive Director of the Center for Real Estate Finance Research and Clinical Professor of Finance at New York University Stern School of Business since 2012. Mr. Glickman was President, Chief Operating Officer, and Trustee of the Pennsylvania Real Estate Investment Trust ("PREIT") (NYSE: PEI), a real estate investment trust focused on shopping malls, from 2004 until 2012 and was Executive Vice President and Chief Financial Officer of PREIT from 1997 to 2004. Mr. Glickman joined PREIT after it acquired The Rubin Organization, a closely held shopping center company, where he had served as Chief Financial Officer. Mr. Glickman served as Executive Vice President and Chief Financial Officer of Presidential Realty Corporation (OTCQB: PDNLP), a real estate investment trust focused on apartment units, from 1989 to 1993. Prior to this, Mr. Glickman was an investment banker with Shearson Lehman Brothers and Smith Barney. Mr. Glickman is a Fellow of the Royal Institution of Chartered Surveyors, a Certified Treasury Professional and a Registered Securities Principal. He serves as a senior advisor to Econsult Solutions, Inc. He serves on the Board of the Temple University Health System, The Fox Chase Cancer Center and The Kimmel Cancer Center at Jefferson University. He was formerly a member of the Real Estate Roundtable where he was the Co-Chair of the Homeland Security Committee. Mr. Glickman received a B.S. from the Wharton School of Business, the University of Pennsylvania, a Bachelor of Applied Science from the College of Engineering and Applied Science, the University of Pennsylvania, and an M.B.A from the Harvard Graduate School of Business Administration.

        Our Board determined that Mr. Glickman should serve on our Board based on his more than 30 years of experience in the real estate and financial services industry and his deep understanding of public and private capital markets.

        David Helfand has been our trustee, President, Chief Executive Officer, interim Chief Financial Officer and interim Treasurer since May 2014. Mr. Helfand has served as Co-President of Equity Group, a private investment firm, since January 2012 where he has overseen Equity Group's real estate activities. Prior to rejoining Equity Group in 2012, Mr. Helfand was Founder and President of Helix Funds LLC, a private real estate investment management company ("Helix Funds"), where he oversaw the acquisition, management and disposition of more than $2.2 billion of real estate assets. While at Helix Funds, he also served as Chief Executive Officer for American Residential Communities LLC ("ARC"), a Helix Funds portfolio company. Before founding Helix Funds, Mr. Helfand served as Executive Vice President and Chief Investment Officer for Equity Office Properties Trust ("EOP"), the largest REIT in the U.S. at the time, where he led approximately $12 billion of mergers and acquisitions activity. Prior to working with EOP, Mr. Helfand served as a Managing Director and participated in the formation of Equity International, a private investment firm focused on real estate-related companies outside the U.S. He also held the role of President and Chief Executive Officer of Equity LifeStyle Properties, an operator of manufactured home communities, and served as Chairman of the board's audit committee. His earlier career included investment activity in a variety of asset classes, including retail, office, parking and multifamily. He serves as a member of the Board of Trustees and Executive Committee of National Louis University, as a Director of the Ann & Robert H. Lurie Children's Hospital of Chicago, on the Executive Committee of the Samuel Zell and Robert Lurie Real Estate Center at the Wharton School of Business, the University of Pennsylvania, and on the Board of Visitors at the Weinberg College of Arts and Sciences at Northwestern University. Mr. Helfand holds an M.B.A. from the University of Chicago Graduate School of Business and a B.A. from Northwestern University.

        Mr. Helfand is expected to have limited involvement in the activities of Equity Group, Helix Funds and ARC for a period of time. Mr. Helfand has been an employee of or otherwise involved in the operation of Equity Group and may be involved in transitioning the management of certain Equity Group assets or responsibilities. Additionally, Mr. Helfand has been an employee of or otherwise involved with Helix Funds and ARC. Each of Helix Funds and ARC has sold substantially all of its assets and is in the process of winding up its affairs. This winding up process may require limited involvement of Mr. Helfand.

        Our Board determined that Mr. Helfand should serve on our Board based on his over 24 years of extensive experience managing real estate investments and his executive leadership of domestic and international real estate-related companies in the residential and commercial space.

        Peter Linneman has been our trustee since May 2014. Dr. Linneman has been the Founding Principal of Linneman Associates, a real estate advisory firm, since 1979. Dr. Linneman has served as the Chief Executive Officer of American Land Funds and KL Realty Fund, private real estate acquisition firms, since 2010. Dr. Linneman previously served as Senior Managing Director of Equity

International, a private investment firm focused on real estate-related companies outside the U.S., from 1998 to1999, and Vice Chairman of Amerimar Realty, a private real estate investment company, from 1996 to 1997. Dr. Linneman has served on over 20 public and private company boards, including serving as Chairman of the Board of Rockefeller Center Properties, Inc., a real estate investment trust, where he led the successful restructuring and sale of Rockefeller Center in the mid-1990s. Dr. Linneman currently serves on the Board of Directors of Equity One, Inc. (NYSE: EQY) and AG Mortgage Investment Trust, Inc. (NYSE: MITT), both of which are public real estate investment trusts, and serves on the Board of Directors of Atrium European Real Estate, a public European real estate company. He is the author of the Linneman Letter, Real Estate Finance and Investments: Risks and Opportunities and over 100 scholarly publications. Dr. Linneman is also the Emeritus Albert Sussman Professor of Real Estate, Finance and Public Policy at the Wharton School of Business, the University of Pennsylvania, where he was a professor of Real Estate, Finance and Public Policy from 1979 to 2011 and was the founding co-editor of The Wharton Real Estate Review. He also served as the Director of Wharton's Samuel Zell and Robert Lurie Real Estate Center for 13 years. Dr. Linneman holds both Masters and Doctorate degrees in economics from the University of Chicago and a B.A. from Ashland University.

        Our Board determined that Dr. Linneman should serve on our Board based on his active involvement in real estate investment, strategy and operation for nearly 30 years and his extensive experience serving on the boards of public companies.

        James L. Lozier, Jr. has been our trustee since May 2014. Mr. Lozier has been a private consultant since 2012. Mr. Lozier served as co-founder and CEO of Archon Group L.P., a diversified international real estate services and advisory company, from its formation in 1996 until 2012. Under Mr. Lozier's leadership, the Archon Group, a wholly owned subsidiary of Goldman Sachs (NYSE: GS), managed 36,000 assets with a gross value of approximately $59 billion and had over 8,500 employees in offices located in Washington D.C., Los Angeles, Dallas, Boston, Asia and Europe. Prior to the formation of Archon Group, Mr. Lozier was an employee of the J.E. Robert Company, a global real estate investment management company, and was responsible for managing the Goldman Sachs/J.E. Robert joint venture for two years. Mr. Lozier directed the acquisition efforts of the joint venture between Goldman Sachs and J.E. Robert from 1991 to 1995. Mr. Lozier has served on the Board of Directors of Dallas CASA (Court Appointed Special Advocates for Children) since 1999 and currently is on the Executive Committee and is heading CASA's capital campaign. Mr. Lozier received his B.A. from Baylor University.

        Our Board determined that Mr. Lozier should serve on our Board based on his experience managing large portfolios of real estate assets and his leadership experience.

        Mary Jane Robertson has been the Executive Vice President, Chief Financial Officer and Treasurer of Crum & Forster Holdings, Corp. ("C&F"), an insurance holding company and a wholly-owned subsidiary of Fairfax Financial Holding Limited (TSX:FFH), since 1999. C&F was an SEC reporting company from 2004 to 2010. Prior to joining C&F, from 1998 to 1999, Ms. Robertson was Managing Principal, Chief Financial Officer and Treasurer of Global Markets Access Ltd. (Bermuda), a company that was formed to act as a financial guaranty reinsurer. Ms. Robertson also served as Senior Vice President and Chief Financial Officer of Capsure Holdings Corp. ("Capsure"), a former NYSE-traded insurance holding company, from 1993 to 1997 and was Executive Vice President and Chief Financial Officer of United Capitol Insurance Company, a specialty excess and surplus lines insurer in Atlanta and a subsidiary of Capsure, from its founding in 1986 to 1993. She is a Certified Public Accountant with 10 years of public accounting experience at Coopers & Lybrand. Ms. Robertson serves as a director of C&F and substantially all of its direct and indirect wholly owned subsidiaries. Ms. Robertson previously served on the board of directors of Russell Corporation, a former NYSE-listed public company, from July 2000 to August 2006 and was chair of its audit committee from 2002 to 2006. Ms. Robertson holds a Bachelor of Commerce from the University of Toronto.

        Our Board determined that Ms. Robertson should serve on our Board based on her 28 years of experience as Chief Financial Officer of public and private companies and her accounting background.

        Kenneth Shea has been our trustee since May 2014. Mr. Shea has been the President of Coastal Capital Management LLC ("Coastal"), an affiliate of Coastal Development, LLC, a private developer of resort destinations, luxury hotels and casino gaming facilities, since 2009. Prior to joining Coastal, from 2008 to 2009, Mr. Shea was a Managing Director for Icahn Capital LP, an investment fund company, where Mr. Shea was responsible for principal investments in the gaming and leisure industries. From 1996 to 2008, Mr. Shea was employed by Bear, Stearns & Co., Inc., a global investment bank, where he was a Senior Managing Director and global head of the Gaming and Leisure investment banking department. At Bear, Stearns & Co., Inc., Mr. Shea played an active role on over $55 billion of mergers and acquisitions and capital raising transactions for many of the leading public companies in the gaming and leisure sectors. Mr. Shea currently serves on the Board of Directors, audit committee and conflicts committee of CVR Refining, LP. (NYSE: CVRR), a publicly-traded energy company. Mr. Shea received his M.B.A. from the University of Virginia and his B.A. from Boston College.

        Our Board determined that Mr. Shea should serve on our Board based on his significant experience in corporate finance, mergers and acquisitions and investing and his knowledge of the capital markets.

        Gerald A. Spector has served as the Vice Chairman of Equity Residential, a real estate investment and management company focusing on apartment communities, since 2008. Mr. Spector was the Chief Operating Officer of the Tribune Company from December 2009 through December 2010, and served as its Chief Administrative Officer from December 2007 through December 2009, following the Tribune's 2008 Chapter 11 bankruptcy. Mr. Spector was Executive Vice President of Equity Residential from March 1993 and was Chief Operating Officer of Equity Residential from February 1995 until his retirement in December 2007. He began his real estate career in the early 1970's and has extensive prior public and private board experience as well. Mr. Spector hold a B.S.B.A. from Roosevelt University. Mr. Spector is a Certified Public Accountant.

        Our Board determined that Mr. Spector should serve on our Board based on his extensive management and financial experience acquired through 40 years of managing and operating real estate companies through various business cycles, his experience in driving operational excellence and development of strategic changes in portfolio focus and his demonstrated leadership skills at the corporate board and executive levels.

        James A. Star has served, since 2003, as President and Chief Executive Officer of Longview Asset Management ("Longview"), a multi-strategy investment firm for which he has been a portfolio manager since 1998. He has also served since 1994 as a Vice President of Henry Crown and Company, a private family investment firm affiliated with Longview. From 1998 to 2002, Mr. Star was President and Chief Investment Officer of Star Partners, Inc., a private securities partnership focused on common equities. Mr. Star began his investment career in 1991 as a securities analyst at Harris Associates, a Chicago investment firm. Prior thereto, he practiced corporate and securities law in Illinois, where he was a member of the bar from 1987 to 2011. Mr. Star has been a member of the investment committees for the retirement plans of Henry Crown and Company since 1995, Great Dane Limited Partnership since 1997 and, since 2014, Gillig LLC Provisur Technologies, Inc. and Trail King Industries, Inc. He has also served as a manager of Longview Trust Company since 2006. Mr. Star has been a member of limited partner advisory boards for the Kabouter Fund since 2004 and Valor Equity Partners II since 2007. In prior years, Mr. Star has served on the board of trustees of Columbia Acorn Trust and Wanger Advisor Trust, which are registered mutual funds, and a number of private company boards including Trausch Industries, a refrigeration equipment manufacturer. Mr. Star is a member of the Global Advisory Board of the Kellogg Graduate School of Business at Northwestern University and the Chicago chapter of World Presidents Organization.

        Our Board determined that Mr. Star should serve on our Board based on his significant investment management experience and his experience serving on boards of trustees.

Vote Required and Recommendation

        Trustees are elected by a majority of votes cast in an uncontested election (meaning an election in which the number of nominees for election equals or is less than the number of trustees to be elected). The current election is uncontested and therefore, the affirmative vote of a majority of all votes cast for each trustee nominee is required to elect a trustee nominee. For purposes of this proposal, "a majority of votes cast" means that the number of shares voted "FOR" a trustee's election exceeds 50% of the total number of votes cast with respect to that trustee's election, and votes "cast" means votes "FOR" and "WITHHOLD." There is no cumulative voting in the election of trustees. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" ELECTION OF EACH OF THE NOMINEES SET FORTH ABOVE.

INTRODUCTORY NOTE TO PROPOSAL 2 AND PROPOSAL 3

        Following their election at our Special Meeting, our Board unanimously adopted resolutions to amend a number of provisions of the Charter, determined the advisability of the amendments and recommended the submission of the amendments for shareholder approval at the Annual Meeting. In light of the results of the Special Meeting and changes in our management and governance, the Board believes that the Charter should reflect our transition to an internally managed company, should more closely align with Maryland law and should include customary, market-based provisions consistent with the charters of many other public companies. The purpose of these amendments is to accomplish those purposes, with an overall goal of enhancing the rights of shareholders and improving our corporate governance to maximize management accountability to shareholders. In addition, to the extent that the proposed amendments are approved by the shareholders, various ministerial changes not requiring shareholder approval will be made to the Charter.

        These proposed Charter amendments are being submitted for approval through two separate proposals—Proposal 2 and Proposal 3—and are segregated into these two proposals based on the vote required for approval. Under our current Charter, the proposed amendments included in Proposal 2 must be approved by the affirmative vote of a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote, and the proposed amendments included in Proposal 3 must be approved by the affirmative vote of at least 75% of the total number of votes authorized to be cast by shares then outstanding and entitled to vote.

        These proposed Charter amendments are summarized in Proposals 2 and 3 below. To the extent approved by our shareholders, we will implement these amendments through the adoption of an amended and restated Charter (the "Amended and Restated Charter"), which would become effective upon filing with, and acceptance for record by, the State Department of Assessments and Taxation of the State of Maryland. The full text of the proposed Amended and Restated Charter is attached hereto as Exhibit A-I and has been marked in Exhibit A-II to reflect the amendments contemplated by Proposals 2 and 3, including additional conforming and other immaterial changes. The summaries of the proposed amendments set forth in Proposals 2 and 3 below are qualified in their entirety by reference to Exhibits A-I and A-II, which you should read in their entirety. In the summaries, article and section references are to the articles and sections of our current Charter unless otherwise noted.

        If our shareholders approve one or more but not all of the proposed amendments to the Charter, we will file the Amended and Restated Charter containing only the amendments that were approved and other ministerial changes not requiring shareholder approval.

 PROPOSAL 2: CERTAIN AMENDMENTS TO OUR DECLARATION OF TRUST
(MAJORITY APPROVAL)

        As described above, our Board has unanimously adopted resolutions to amend a number of provisions of the Charter, determined the advisability of the amendments and recommended the submission of the amendments for shareholder approval at the Annual Meeting.

Vote Required and Recommendation

        Each of the proposed amendments set forth in each of Proposals 2(a) through 2(n) must be approved by the affirmative vote of a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote on the proposed amendments. Therefore, for purposes of each of Proposals 2(a) through 2(n), failure to vote and abstentions and broker non-votes will have the same effect as votes against the proposal, although abstentions and broker non-votes will count toward the presence of a quorum.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" APPROVAL OF EACH OF PROPOSALS 2(a) THROUGH 2(n).

 Proposal 2(a)—Amendment to Adopt Plurality Voting in Contested Trustee Elections

        Section 6.9 of the Charter provides that in an uncontested trustee election (meaning an election in which the number of nominees for election equals (or is less than) the number of trustees to be elected at the meeting) trustees are required to be elected by the affirmative vote of a majority of the total number of votes cast at the meeting. In contested elections, however, trustees must be elected by the affirmative vote of a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote. As a result, the failure to be present or cast a vote, abstentions and broker non-votes each have the effect of being a vote against the election of a trustee in a contested election. In addition, the higher voting standard currently required in contested elections of trustees increases the likelihood that no trustee would be elected and that the current trustee would continue in office as a holdover, even if the current trustee did not receive the most votes cast in the election.

        The Board has proposed that Section 6.9 of the Charter (and any related provisions and language elsewhere in the Charter) be revised so the vote necessary for the election of trustees in a contested election is a plurality of the votes cast at a meeting at which a quorum is present. The purpose of this amendment is to limit the impact of no-shows, abstentions and broker non-votes on the election of trustees and eliminate the possibility of holdover trustees in contested elections. With this revision, no-shows, abstentions and broker non-votes would have no effect on the election of trustees, whether contested or uncontested, and an existing trustee who does not receive the most votes in the election would not remain in office as a holdover, and we would then adhere to a more customary voting standard of plurality vote in contested elections and majority vote in uncontested elections.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(a).

 Proposal 2(b)—Amendment to Lower the General Shareholder Voting Standard

        Section 6.9 of the Charter also provides that, except as otherwise provided in the Charter or Bylaws, any action taken by shareholders must be authorized by the affirmative vote of a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote. As a result, the failure to be present or cast a vote, abstentions and broker non-votes each have the effect of being a vote against the matter to be approved by shareholders.

        The Board has proposed that Section 6.9 of the Charter (and any related provisions and language elsewhere in the Charter) be revised so the vote necessary for general matters (i.e., matters for which the Charter does not specify a voting standard) is a majority of the votes cast at a meeting at which a quorum is present. Votes on charter amendments, mergers and other fundamental matters, however, would remain a majority of the votes authorized to be cast, and the vote on a dissolution would be two-thirds of the votes authorized to be cast, in each case as specified in the Charter. The purpose of this amendment is to limit the impact of no-shows, abstentions and broker non-votes on the approval of general matters by shareholders. With this revision, no-shows, abstentions and broker non-votes would have no effect on the approval of general matters by our shareholders, and we would then adhere to a more customary general voting standard of majority vote.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(b).

 Proposal 2(c)—Amendment to Require Majority Vote for a Transfer of All or Substantially All Assets

        The Charter currently does not require shareholder approval of a transfer by us of all or substantially all of our assets and, unlike the Maryland corporation law, the Maryland REIT law does not require shareholder approval of such transactions. As a result, the trustees may approve a transfer of all or substantially all of our assets, including in a sale-of-the-company context, without shareholder input or approval.

        The Board has proposed that Section 6.9 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to include a requirement that a transfer of all or substantially all of our assets requires the affirmative vote of a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote. The Board believes that providing a shareholder approval right for a transfer of all or substantially all of our assets would enhance the rights of shareholders and our corporate governance practices and would be consistent with our Charter's treatment of mergers and would conform to the voting standards for transactions by a Maryland corporation. However, the Board also recognizes the importance of maintaining our flexibility to engage in internal restructuring transactions deemed necessary or appropriate by the Board. The Board, therefore, also has proposed that the shareholder requirement for asset sales not apply to distributions to shareholders or transfers immediately following which we continue to own, directly or indirectly, substantially all of the ownership interests in the transferees. The purpose and effect of this amendment, therefore, is to require shareholder approval by a majority of the votes authorized to be cast for a transfer of all or substantially all of our assets, other than for certain internal restructuring transactions.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(c).

 Proposal 2(d)—Amendment to Convert Indemnification Rights to Permissive to the Full Extent of Maryland Law

        Section 6.9 of the Charter currently provides mandatory indemnification by us to shareholders, trustees, affiliates of certain of our trustees, officers, employees and agents based on varying standards, depending on the status of the person with the indemnification rights. Under current Section 6.9:

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  For independent trustees, employees and agents, the Charter provides for indemnification for liabilities and expenses incurred as a result of any action, suit or proceeding to which such individual is made a party as a result of his or her status as our trustee, employee and agent, provided that we may not indemnify such individual if the action, suit or proceeding arose out of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of duty. In addition, under the Charter we may make advance payments to any such trustee, employee or agent in connection with any such indemnification provided that the indemnified person undertakes to reimburse us in the event it is subsequently determined that he or she is not entitled to such indemnification.

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  For "Affiliated Trustees" (defined as any trustee who is not independent, meaning not affiliated with or not having any material business or professional relationship with Reit Management & Research LLC ("RMR"), among other things) and any "Affiliates" of such Affiliated Trustees (meaning, among other things, any entity performing services for us for which such Affiliated Trustee serves as a partner, officer or director), the Charter provides for indemnification for liabilities and expenses incurred with respect to claims in connection with any action or inaction if (i) the Affiliated Trustee or Affiliate, in good faith, determined that such course of conduct was in our best interest (ii) and if such conduct did not constitute negligence or misconduct. Notwithstanding this indemnification obligation, the Charter prohibits us from indemnifying the Affiliated Trustees and their Affiliates (and any person acting for us as a broker/dealer) for any liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits, or (ii) such claims have been dismissed with prejudice on the merits or (iii) a court of competent jurisdiction approves a settlement of the claim against the particular indemnitee. Furthermore, the Charter prohibits us from paying any portion of insurance (other than public liability insurance) that insures any Affiliated Trustee or Affiliate against any liability that we are prohibited from indemnifying, and we may not advance funds to the Affiliated Trustees and any Affiliates for legal expenses and other costs in connection with any legal action initiated against them by the shareholders.

        The Board has proposed that Section 6.9 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to delete the current indemnification and insert new indemnification provisions (i) that are permissive rather than mandatory and (ii) that allow indemnification to the maximum extent permitted by Maryland law. Under the Board's proposal, we will have the power, to the maximum extent permitted by Maryland statutory or decisional law in effect from time to time, to obligate ourselves to indemnify, and to pay or reimburse reasonable expenses to, (a) any individual who is our present or former shareholder, trustee or officer, (b) any individual who, while our shareholder, trustee or officer and at our express request, serves or has served another entity as a director, officer, shareholder, partner or trustee, (c) any person who served a predecessor of our Company in any of the foregoing capacities or (d) any employee or agent of our Company or our predecessor, from and against all claims and liabilities to which such person may become subject by reason of his or her being or having been a shareholder, trustee or officer.

        The Maryland law generally permits a corporation to indemnify its directors and officers for losses, liabilities and expenses, unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and was either committed in bad faith or was the result of active and deliberate dishonesty; (ii) the director or officer actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, a trustee of a Maryland real estate investment trust may not be indemnified in a derivative proceeding where the trustee has been determined to be liable to the trust. The Board believes that these are appropriate limits to exculpation and indemnification because they describe acts or omissions that are presumptively not in our interests and for which, therefore, it is not appropriate that we would bear the risk. The Board believes that exculpation and indemnification to the maximum extent permitted by Maryland law is appropriate because we can only act through our trustees and officers. Hence, when they act in their capacity as trustees and officers, our trustees and officers are acting for and on our behalf and not for their own account. Moreover, in the absence of exculpation and indemnification, we would be shifting the risks from those actions onto our trustees and officers while internalizing the benefits from them.

        The purpose of this amendment, therefore, is to replace our current complex indemnification provisions, which rely on varying standards based on a person's status with us and, in some cases, are not as broad as permitted under Maryland law, with simplified indemnification provisions that permit us to indemnify an individual to the full extent permitted by Maryland law and that, being permissive rather than mandatory, also provide maximum flexibility to the Board. Moreover, with this revision, we will be able to provide customary broad indemnification on a uniform basis rather than on a basis that depends on an individual's relationship with our historical external advisor.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(d).

 Proposal 2(e)—Amendment to Eliminate the Obligation of Shareholders to Indemnify the Company

        Section 7.12 of the Charter provides that each shareholder is obligated to indemnify us from all liabilities and expenses arising from such shareholder's violation of any provision of the Charter or Bylaws.

        The Board has proposed that Section 7.12 of the Charter be deleted so that the shareholders have no indemnification obligations under the Charter. The purpose of this amendment is to eliminate the Charter's non-customary requirement that the shareholders indemnify us for violations of the Charter and Bylaws.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(e).

 Proposal 2(f)—Amendment to Eliminate the External Advisor Provisions

        Article IV of the Charter contains provisions expressly addressing our relationship with our historical external advisor. In particular, Article IV permits us to retain an external advisor, delegate managerial responsibility to an external advisor and enter into an advisory agreement with such external advisor (subject to certain required terms). Article IV also requires us to evaluate periodically the fees payable to the external advisor, requires the external advisor to operate our Company within a specific total operating expense margin and permits the external advisor to engage in activities unrelated to our business.

        The Board has proposed that Article IV of the Charter, and any other provisions or language of the Charter relating to external advisors, be deleted in its entirety. The purpose of this amendment is remove Article IV and all other provisions of the Charter that address our relationship with external advisors or that relate to or anticipate or contemplate that we are managed by an external advisor. The Board is proposing this amendment in light of our intent to terminate our management agreement with RMR and operate as a self-managed company.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(f).

 Proposal 2(g)—Amendment to Align Related Party Transaction Requirements with Maryland Law

        Section 7.8 of the Charter provides that related party transactions are valid, and no trustee, officer, employee or agent may be held liable for entering into a related party transaction (notwithstanding any affiliation with the counter-party), so long as the interest of the related party is (i) disclosed to the trustees and thereafter the trustees authorize or ratify the transaction by a majority vote of the trustees and the disinterested trustees or (ii) disclosed to the shareholders and thereafter the shareholders authorize or ratify the transaction by a majority vote. In addition, the trustees must determine that (a) such transaction is fair and reasonable to us and the shareholders, (b) based upon an appraisal by a qualified independent real estate appraiser, the total consideration is not in excess of the appraised value of the interest of any real property being acquired or disposed of, and (c) if such transaction involves payment by us for services by a person, such compensation does not exceed compensation to such person by third parties for comparable services in the same geographic area and does not exceed charges for comparable services generally available in the same geographic area from other persons.

        The Board has proposed that Section 7.8 of the Charter (and any related provisions and language elsewhere in the Charter) be removed and replaced with a new provision governing related party transactions that provides that we may enter into any contract or transaction of any kind with any person, including any of our trustees, officers, employees or agents or any person affiliated with any of our trustees, officers, employees or agents, whether or not any of them has a financial interest in the transaction. However, in the case of any contract or transaction in which any of our trustees, officers, employees or agents (or any person affiliated with such person) has a material financial interest, the new provision would provide that (a) the fact of the interest must be disclosed or known to (i) the Board or the Audit Committee of the Board, and the Board or the Audit Committee approves or ratifies the contract or transaction by a majority vote of disinterested trustees or the Audit Committee, or (ii) the shareholders entitled to vote, and the contract or transaction is authorized, approved or ratified by majority vote of the disinterested shareholders, or (b) the contract or transaction is fair and reasonable to us.

        The purpose of this amendment is to revise the related party transaction requirements to align with the safe harbor on related party transactions available to Maryland corporations by statute.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(g).

 Proposal 2(h)—Amendment to Increase Flexibility in Scheduling Annual Meetings

        Section 6.9 of the Charter requires that the annual meeting of shareholders be held at such time and place as determined in accordance with the Bylaws, provided that the annual meeting must be held no fewer than 30 days after delivery to the shareholders of our annual report, and within six months after the end of each fiscal year.

        The Board has proposed that Section 6.9 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to remove the requirement that the annual meeting be held no fewer than 30 days after delivery of our annual report and within six months after the end of each fiscal year. The purpose of this amendment is to provide flexibility to us and the Board as to the scheduling of each annual meeting and remove a potentially burdensome requirement. With this revision we would be simply required to hold an annual meeting each year, after delivery of the annual report, at a convenient location and on proper notice on a date and at a time set by the Board, but would not be required to hold the annual meeting no fewer than 30 days after delivery of our annual report and within six months after the end of each fiscal year.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(h).

 Proposal 2(i)—Amendment to Increase Flexibility in Approval of Investments

        Section 2.6 of the Charter provides that a majority vote of trustees is required in order for the Board to approve the acquisition or disposition of any investment by our Company.

        The Board has proposed that Section 2.6 of the Charter (and any related provisions and language elsewhere in the Charter) be removed. The purpose of this amendment is to delete the specified majority requirement for approvals of investments in order to provide flexibility to the Board to adopt procedures, including delegation to committees, for the acquisition or disposition of investments as the Board may deem appropriate.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(i).

 Proposal 2(j)—Amendment to Increase Flexibility in Structuring Board Committees

        Section 2.8 of the Charter provides that the Board may appoint such committees as the trustees may determine, and that: (i) each standing committee consist of at least three members, (ii) the Board may appoint a committee consisting of at least one trustee and two or more non-trustees, and (iii) all members of the Audit Committee and a majority of other committees must be independent trustees.

        The Board has proposed that Section 2.8 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to (i) permit committees of one or more trustees, (ii) permit committees that include one or more trustees and one or more non-trustees, and (iii) remove the independence requirements for committee members. The purpose of this amendment is to provide flexibility to the Board in designing its standing committee structure, including forming committees not required by the NYSE and SEC rules to consist of or include independent trustees, and in forming ad-hoc committees as it may determine from time to time.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(j).

 Proposal 2(k)—Amendment to Remove the Requirement that Shareholders Approve Certain Restructurings

        Section 8.5 of the Charter provides that the Board may engage in a restructuring of our legal organization by (i) forming holding companies or replacement entities, (ii) merging into or selling us to any such entity in exchange for equity therein, and (iii) distributing such equity interests to the shareholders, only upon approval of a majority of the trustees and approval by a majority of all votes cast at a meeting called for that purpose.

        The Board has proposed that Section 8.5 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to remove the requirement that shareholders approve any such restructuring transaction. The purpose of this amendment is to remove the shareholder approval requirement from such restructuring transactions in order to provide flexibility to the Board to ensure that we maintain an optimal legal structure by making such changes from time to time as the Board deems appropriate.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(k).

 Proposal 2(l)—Amendment to Eliminate the Board's Ability to Remove a Trustee

        Section 2.3 of the Charter provides that, in addition to a shareholder removal of a trustee for or without cause, the Board may remove a trustee for cause with the approval of all remaining trustees.

        The Board has proposed that Section 2.3 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to remove the Board's ability to remove trustees. The purpose of this amendment is to ensure that the power to remove a trustee rests solely with the shareholders, as is the case with Maryland corporations.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(l).

 Proposal 2(m)—Amendment to Require Unanimity for Trustees to Act by Written Consent

        Section 2.6 of the Charter provides that the trustees may take action by written consent upon the consent of a majority of the trustees.

        The Board has proposed that Section 2.6 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to require that any written consent of the trustees must be unanimous. The purpose of this amendment is to ensure that any actions by written consent are approved by all of the trustees, which we believe brings us in line with most other publicly traded companies on this issue.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(m).

 Proposal 2(n)—Amendments Regarding Conforming Changes and Other Immaterial Modifications to the Charter and Amendment and Restatement of the Charter

        In addition to the other proposed amendments to the Charter particularly described in Proposals 2 and 3, we are also proposing to amend the Charter to update defined terms, to conform cross-references and section titles, to make other immaterial drafting changes throughout the Charter as reflected in the form of Amended and Restated Charter attached hereto as Exhibit A-I. We believe that none of these immaterial amendments would materially affect the rights or preferences of our shareholders (except as otherwise described herein). We believe that these amendments and the restatement to integrate all of the amendments approved by shareholders are advisable in order to simplify reference to the Charter for our shareholders, trustees, officers, employees, agents and advisors.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 2(n).

PROPOSAL 3: CERTAIN ADDITIONAL AMENDMENTS TO OUR DECLARATION OF TRUST
(75% APPROVAL)

        As described above, our Board has unanimously adopted resolutions to amend a number of provisions of the Charter, determined the advisability of the amendments and recommended the submission of the amendments for shareholder approval at the Annual Meeting.

Vote Required and Recommendation

        Each of the proposed amendments set forth in each of Proposals 3(a) through 3(g) must be approved by the affirmative vote of at least 75% of the total number of votes authorized to be cast by shares then outstanding and entitled to vote on the proposed amendments. Therefore, for purposes of each of Proposals 3(a) through 3(g), failure to vote and abstentions and broker non-votes will have the same effect as votes against the proposal, although abstentions and broker non-votes will count toward the presence of a quorum.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE "FOR" APPROVAL OF EACH OF PROPOSALS 3(a) THROUGH 3(g).

Proposal 3(a)—Amendment to Declassify the Board and Provide for Annual Elections

        Section 2.1 of the Charter provides that the Board is classified into three groups, with each group of trustees serving a staggered term, so that the term of only one class expires at each annual meeting of shareholders and each class is elected to a three-year term.

        The Board has proposed that Section 2.1 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to (i) declassify the board, (ii) provide that each trustee serves for a one year term, and (iii) provide that the Company may not elect pursuant to Maryland law to reclassify the board without the prior approval of at least a majority of outstanding shares. If this amendment is approved, immediately after the vote on all matters in Proposals 2 and 3, the Annual Meeting will be recessed briefly so that the Amended and Restated Charter may be filed with the State Department of Assessments and Taxation of Maryland. All of the trustees whose terms would not otherwise expire at the Annual Meeting have voluntarily agreed to resign if this proposal is approved and stand for election or re-election, as the case may be, to a one year term at the Annual Meeting. Assuming the proposed amendment is approved and the Amended and Restated Charter is accepted for record by the State Department of Assessments and Taxation of Maryland, the Meeting will resume and the trustees will then be elected for a term of one year and until their successors are duly elected and qualify.

        The purpose of this amendment is to declassify the board and provide that each trustee serves for a one year term in order to bring our governance structure into line with shareholder-favorable market practice, thereby enhancing the rights of shareholders and improving our corporate governance to maximize management accountability to shareholders. The amendment also ensures that the shareholders will have the opportunity to approve any reclassifying of the Board in the future, which will help to ensure that our trustees and shareholders are aligned in making any such decision. The election of trustees is the primary means for shareholders to exercise influence over us and our policies. The Board believes that classified boards are often viewed as having the effect of reducing the accountability of trustees to a company's shareholders. A classified board limits the ability of shareholders to elect all trustees on an annual basis and may discourage proxy contests in which shareholders have an opportunity to vote for a competing slate of nominees. Moreover, unsolicited tender offers for shares are sometimes accompanied by proxy contests. Declassifying the Board could therefore make it more likely that a potential acquiror may offer our shareholders a control premium for their shares. However, if the amendment is approved, the entire Board could be removed in any single year, which could make it more difficult to discourage persons from engaging in proxy contests or otherwise seeking control of us on terms that the then-incumbent Board does not believe are in the best interest of our shareholders. While classified boards are viewed by some companies as increasing the long-term stability and continuity of a board, we believe that long-term stability and continuity should result from the annual election of trustees, which provides shareholders with the opportunity to evaluate the trustees' performance, both individually and collectively, on an annual basis.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3(a).

Proposal 3(b)—Amendment to Provide Majority Voting for Mergers

        Section 6.15 of the Charter provides that except as otherwise provided in the Charter, we may affect any merger or consolidation in accordance with applicable law. Maryland law requires a two-thirds shareholder vote to approve any merger, unless the Charter provides for a lower threshold that must be at least a majority of the votes authorized to be cast. There is no specific voting standard under applicable law for consolidations.

        The Board has proposed that Section 6.15 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to remove the reference to the default voting standard under applicable law and insert a requirement that mergers or consolidations be approved by the affirmative vote of a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote. The purpose of this amendment is to provide a more shareholder-friendly standard for approval of mergers.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3(b).

Proposal 3(c)—Amendment to Require Majority Vote for Charter Amendments

        Section 8.3 of the Charter provides that a majority of outstanding shares is required to amend the Charter; however, no amendment is permitted that would increase the personal liability of our shareholders, trustees, officers, employees and agents, and a 75% vote is required to amend provisions relating to the number and election of trustees, investment policy, ownership limitations, related party business transactions and the amendment procedure for the Charter.

        The Board has proposed that Section 8.3 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to provide that the Charter may be amended in any respect by the affirmative vote of a majority of the total number of votes authorized to be cast by shares then outstanding and entitled to vote. The purpose of this amendment is to provide for majority voting with respect to Charter amendments to give us more flexibility and enhance the rights of shareholders and our corporate governance practices.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3(c).

Proposal 3(d)—Amendment to Remove Voting Standard for Combinations with 10% Shareholders

        Section 6.15 of the Charter opts out of the Maryland Business Combination Act (the "MBCA") and, in lieu thereof, provides that the affirmative vote of 75% of outstanding shares is required for the approval or authorization of any business combination with any 10% or greater shareholder. However, the 75% voting requirement is not required if (1) the Board unanimously approves the acquisition that caused the 10% or greater shareholder to become a 10% or greater shareholder or approved the business combination before such 10% or greater shareholder became a 10% or greater shareholder; or (2) the business combination is solely between us and another limited partnership, partnership, trust or corporation, 100% of the voting securities of which we directly or indirectly own.

        The Board has proposed that Section 6.15 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to remove the opt-out from the MBCA and remove this 75% voting standard for business combinations with 10% or greater shareholders. The purpose of this amendment is to provide the Board flexibility to opt out of the MBCA by resolution, which it has done at the June Board Meeting, and separately to remove the 75% voting standard for business combinations with 10% or greater shareholders so that such business combinations will be governed by the general majority approval requirements for all other business combinations and will not by subject to a higher voting standard, unless a higher vote is required by applicable law in the future.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3(d).

Proposal 3(e)—Amendment to Increase the Number of Permitted Trustees

        Section 2.1 of the Charter provides that there may be no fewer than three, and there may be no more than 12, trustees, but that the exact number of trustees will be five until changed by a two-thirds vote of the trustees or by an amendment to the Charter.

        The Board has proposed that Section 2.1 of the Charter (and any related provisions and language elsewhere in the Charter) be revised so that there may be no fewer than three, and there may be no more than 13, trustees, but that the exact number of trustees will initially be 11 until changed by a vote of the trustees. The purpose of this amendment is to provide the Board with more flexibility in setting the number of trustees from time to time.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3(e).

Proposal 3(f)—Amendment to Install Revised REIT Ownership Limitation Provisions

        Section 6.14 of the Charter provides us with certain rights that may be used to protect our REIT status. In the event that any transfer of shares could, in the Board's opinion, jeopardize our REIT status, we may refuse to permit such transfer. In addition, in any such transfer, or in the event that a transfer of shares could result in any shareholder (other than specified excepted shareholders) owning in excess of 9.8% in value of our outstanding shares, we have the right to purchase any shares transferred to the extent such shares would jeopardize our REIT status or to the extent such shares exceed 9.8% in value of our outstanding shares. Our external advisor, any person to whom such advisor's ownership is attributed or whose ownership is attributed to the advisor, and any other person approved by the Board are excepted holders who may own in excess of 9.8%. In addition to the foregoing, any transfer that would result in termination of our status is null and void.

        The Board has proposed that Section 6.14 of the Charter (and any related provisions and language elsewhere in the Charter) be removed and a new Article providing for revised REIT ownership limitations be inserted in the Charter. The proposed amendment would insert in the Charter the REIT ownership limitations that are similar to those included in our previous bylaws. Under these provisions:

  •
  no person, other than an excepted holder, may beneficially own or constructively own common or preferred shares in excess of 9.8% in vote or value of such class;

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  no excepted holder may beneficially own or constructively own shares in excess of an excepted holder limit established by the Board;

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  no person may beneficially own or constructively own shares to the extent that (i) such beneficial ownership or constructive ownership of shares would result in our Company being "closely held" within the meaning of Section 856(h) of the Internal Revenue Code of 1986, as amended (the "Code") (without regard to whether the ownership interest is held during the last half of a taxable year), or (ii) such beneficial or constructive ownership of shares would result in our Company otherwise failing to qualify as a REIT; and

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  any transfer that, if effective, would result in our shares being beneficially owned by less than 100 persons (determined under the principles of Section 856(a)(5) of the Code) will be void ab initio, and the intended transferee will acquire no rights in such shares.

        In the event of any transfer in violation of the above prohibitions, we may deem the portion of the shares transferred in violation of the above prohibitions transferred to a charitable trust for the benefit of a charitable beneficiary effective on the date prior to such non-permitted transfer. Any profit from the sale of such shares by the charitable trust may be retained by the charitable trust. In addition, the proceeds of the sale of such shares may be used to compensate and indemnify the charitable trustee and the trust for their expenses. In addition to the foregoing, the Board may take such action as it deems advisable to refuse to give effect to or to prevent such transfer or other event, including, without limitation, causing us to redeem shares, refusing to give effect to such transfer on our books or instituting proceedings to enjoin such transfer or other event.

        In addition to the foregoing, these REIT ownership limitation provisions give our Board the authority, in its sole discretion, to grant exemptions to the share ownership limits, subject to certain conditions and the receipt by our Board of certain representations and undertakings.

        The purpose of this amendment is to provide for more up-to-date and customary REIT ownership limitations consistent with the ownership limitations in the charters of other publicly traded REITs and also to give our Board the ability to grant exceptions without shareholder approval, as is customary. Ownership limitations of this type are common in REIT charters and are intended to provide added assurance of compliance with the tax law requirements, including the limitations on the concentration of ownership of REIT stock imposed by the Code, and to minimize administrative burdens and for strategic reasons. However, these ownership limits on our common shares also might delay, defer or prevent a transaction or a change in control of our Company that might involve a premium price for our common shares or otherwise be in the best interest of our shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3(f).

Proposal 3(g)—Amendment to Broaden Investment Policy

        Article V of the Charter contains a detailed investment policy that we must follow, including both affirmative policies (such as that our investments are to include income producing rehabilitation, health care, related facilities and other real estate investments) and prohibitions (such as that we are prohibited from investing in commodities, holding unimproved or non-income producing land or using land for farming, among other things).

        The Board has proposed that Article V of the Charter (and any related provisions and language elsewhere in the Charter) be removed and replaced with a broader statement of investment policy that we are to make investments in such a manner as to comply with the REIT provisions of the Code and with the requirements of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the composition of our investments and the derivation of our income. Moreover, the new investment policy may be amended by the Board from time to time by resolution or in the Bylaws. The purpose of this amendment is to replace our existing detailed and restrictive investment policy with a broader, more flexible investment policy that the Board is expressly permitted to alter as it deems necessary or appropriate.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3(g).

 PROPOSAL 4: REIMBURSEMENT OF EXPENSES TO RELATED AND CORVEX

        On May 27, 2014, the Company received a letter from Related and Corvex requesting reimbursement for up to approximately $33.5 million of out-of-pocket third party expenses that they incurred in connection with their consent solicitations to remove our prior trustees from the Board and elect a new slate of nominees and to engage in related litigation (the "Reimbursement Proposal"). Related and Corvex have proposed that, subject to receiving the approval of shareholders, they would be reimbursed for 50% of this amount. An additional 25% would be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any splits or share dividends) during the one year period after the date on which the Reimbursement Proposal is approved by shareholders, and the remaining 25% would be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any splits or share dividends) during the one year period between the first and second anniversaries of the date on which the Reimbursement Proposal is approved by shareholders. As of June 19, 2014, the closing share price was $27.99.

        Because each of our trustees has, or may be perceived to have, a conflict of interest, as described below, our Board has determined to submit the Reimbursement Proposal to the Company's shareholders so they may determine whether or not to approve the Reimbursement Proposal. For the reasons discussed more fully below, our Audit Committee and Board have unanimously determined that this request is reasonable and fair to the Company's shareholders and recommend that shareholders vote in favor of the Reimbursement Proposal. The Audit Committee has received a report from an independent firm verifying that the expenses for which reimbursement is sought were incurred by Related and Corvex and are associated with the Company.

        Related is an affiliate of The Related Companies, L.P., a privately-owned real estate firm (the "Related Companies"), and Corvex is an investment firm headquartered in New York, New York. Related and Corvex each currently own approximately 4.4%, or approximately 8.8% in the aggregate, of our common shares as of June 19, 2014. As disclosed in previous public filings and disclosures, beginning in February 2013, Corvex and Related led efforts to remove the former members of our Board. Following the announcement of our equity offering in February 2013, Related and Corvex offered to acquire our Company and separately launched a consent solicitation to remove our trustees. During this time, Related and Corvex also engaged in litigation with our former trustees and executive officers regarding the solicitation process. Related and Corvex pursued this consent solicitation throughout 2013 and launched a new consent solicitation in January 2014 consistent with an arbitration panel ruling on various items in dispute. Pursuant to this consent solicitation, on March 25, 2014 Related and Corvex obtained the requisite written consents to remove our trustees from office and all trustees were so removed. The Company subsequently held a Special Meeting on May 23, 2014 at which the current members of our Board were elected. In connection with their successful efforts to remove the Company's former trustees and elect new trustees, Related and Corvex received the affirmative votes from holders of over 81% of the Company's outstanding common shares for both the removal of our former trustees and the election of their nominees.

        In connection with conducting these consent solicitations over the course of 2013 and 2014, Related and Corvex have requested reimbursement of approximately $33.5 million of out-of-pocket third party expenses for, among other things, engaging in litigation, preparing and making various SEC filings and investor presentations, engaging third parties, such as proxy solicitors, interfacing with proxy advisory firms and other related actions. According to Related and Corvex, those expenses include approximately $22.9 million for legal fees and expenses and litigation support, $6.5 million for financial advisory fees and expenses, $2.8 million for proxy activities and diligence and $1.3 million for other related expenses. Related and Corvex have represented to the Company that these amounts represent only out-of-pocket third party expenses incurred by them in connection with their successful effort to remove the Company's former trustees and elect the new trustees and do not reflect any payment made by them to any of our current trustees.

        Because the aggregate ownership of Related and Corvex is more than 5% of our outstanding common shares, payment of the requested reimbursement to them would constitute a "related party transaction" under our Related Party Transactions Policy and our Audit Committee Charter, which require that the Audit Committee review any transaction involving an owner of more than 5% of our outstanding common shares and either approve or reject the transaction or refer the transaction to the full Board. Both our Audit Committee and our Board have reviewed the Reimbursement Proposal. In reaching their unanimous conclusion that the Reimbursement Proposal is reasonable and fair to the Company's shareholders, our trustees took into account the following, among other considerations:

  •
  It is fair and reasonable for a company to reimburse reasonable expenses incurred by one or more shareholders in connection with a successful proxy solicitation for election of trustees, particularly where the successful proxy solicitation has conferred demonstrable benefits on other shareholders. There are precedents supporting reimbursement in these circumstances.

  •
  The proposals presented by Related and Corvex to remove our prior trustees and elect our current trustees were overwhelmingly supported by over 81% of the Company's shareholders.

  •
  Our equity market capitalization increased by over $1.2 billion between February 25, 2013 (the day before Related and Corvex announced their efforts) and May 23, 2014 (the date of the Special Meeting), representing a total return of 72.2% to shareholders during such period (i.e., the percentage change in our share price plus any dividends paid, which are assumed to be reinvested in our common shares as of the ex-dividend date, over the relevant measurement period), as compared to a total return of 12.9% in the FTSE NAREIT Real Estate Index and a total return of 31.1% in the S&P 500 over the same period.

  •
  The price of the Company's shares has increased by over 80% since Related and Corvex first announced their intention to pursue strategic alternatives for enhancing shareholder value. The terms of the Reimbursement Proposal are such that Related and Corvex will only be reimbursed for 50% of the amount requested for reimbursement upon shareholder approval of the Reimbursement Proposal. An additional 25% of the amount would be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any splits or share dividends) during the one year period after the date on which the Reimbursement Proposal is approved by shareholders, and the remaining 25% would be reimbursed only if the average closing price of our common shares is at least $26.00 (as adjusted for any splits or share dividends) during the one year period between the first and second anniversaries of the date on which the Reimbursement Proposal is approved by shareholders.

  •
  In addition to enhancing shareholder value, the stated goals of Related and Corvex included the internalization of our management and making various corporate governance improvements. We have now internalized our management, which will eliminate many of the related party transactions in which the Company has historically engaged, and our trustees have made various corporate governance changes in our Bylaws and have recommended amendments to our Charter, as described more fully elsewhere in this proxy statement, with a view to making our Company's corporate governance comparable in many material respects to what our trustees believe are the practices found in the governing documents of other large internally managed REITs.

  •
  While our trustees recognize that the absolute amount of expenses for which Related and Corvex are seeking reimbursement is large, our trustees believe that the reasonableness of the amount should be considered in the context of, among other things, the length of time and extensive litigation required to succeed in the proxy solicitation.

  •
  It is also worth noting that the Company, under the leadership of our former trustees and executive officers, incurred approximately $34.3 million in shareholder litigation costs and related expenses during 2013 and the first quarter of 2014 in connection with the proxy solicitation and certain related matters.

        In determining whether to approve the Reimbursement Proposal, our shareholders should take into account the fact that each of our trustees has, or may be perceived to have, a conflict of interest in connection with our trustee's review of the Reimbursement Proposal and the recommendation they have made to our shareholders. All of our current trustees were nominated by Related and Corvex for election at our Special Meeting to fill the vacancies on our Board created by the removal of our prior trustees as a result of Related and Corvex's consent solicitation efforts. Messrs. Zell and Helfand are associated with EGI-CW Holdings, L.L.C., which entered into certain arrangements discussed below under "—Agreement Among Corvex and Entities Associated with Related and Equity Group" in connection with the agreement of Messrs. Zell and Helfand to become nominees of Related and Corvex. Mr. Lozier is party to an agreement with Related pursuant to which certain amounts have been paid or are payable to him for consulting and other services provided to Related. Related and Corvex are not requesting reimbursement for the amounts paid or payable to Mr. Lozier. Mr. Corl is entitled to receive payments based on the performance of funds managed by Siguler Guff, which funds invest in an entity associated with Related.

        The purpose of the Reimbursement Proposal is to provide our shareholders the opportunity to decide whether or not to reimburse Related and Corvex for up to $33.5 million in out-of-pocket third party expenses incurred by them in connection with the consent solicitations they conducted during 2013 and 2014 that resulted in removal of all of our former trustees and the election to the Board of all of their nominees, who constitute the current trustees, on the terms and subject to the conditions described above.

Agreement Among Corvex and Entities Associated with Related and Equity Group

        As previously disclosed, on February 11, 2014, Related Real Estate Recovery Fund, L.P. ("Related Recovery Fund"), an entity associated with Related, and Corvex entered into an agreement (the "EGI Agreement") with EGI-CW Holdings, L.L.C. ("EGI-CW"), an entity associated with Equity Group. Mr. Zell, our Chairman, is the Chairman and Chief Executive Officer of Equity Group, and Mr. Helfand, our President, Chief Executive Officer, interim Chief Financial Officer and interim Treasurer, is the Co-President of Equity Group.

        In connection with the EGI Agreement, each of Mr. Zell and Mr. Helfand entered into a nominee agreement with Related Recovery Fund and Corvex (each, a "Nominee Agreement") pursuant to which they agreed to serve as trustees and as our Chairman and Chief Executive Officer, respectively, if so appointed by our new trustees. Pursuant to the EGI Agreement, Corvex, Related Recovery Fund and EGI-CW agreed to only nominate a slate of trustees for election at our Special Meeting that was publicly committed to effecting the foregoing appointments, subject to their fiduciary duties as trustees.

        Pursuant to the EGI Agreement, (A) Corvex granted to EGI-CW an option (the "Corvex Option") to purchase from Corvex (i) up to 1,190,476 of our common shares at a price per share of $21 and (ii) up to 833,333 of our common shares at a price per share of $24; and (B) Related Recovery Fund granted to EGI-CW an option to purchase from Related Recovery Fund (i) up to 1,190,476 of our common shares at a price per share of $21 and (ii) up to 833,333 of our common shares at a price per share of $24. On March 26, 2014, the day after the removal of our prior trustees at the special meeting, these options became exercisable by EGI-CW and will continue to be exercisable until July 22, 2014, which is the sixtieth calendar day following our Special Meeting and the date on which Mr. Zell is duly elected as our Chairman and Mr. Helfand is duly appointed as our Chief Executive Officer (which date was May 23, 2014) and all court, arbitral and other challenges to such elections and appointment have been finally and favorably resolved in favor of our trustees, Mr. Zell and Mr. Helfand, respectively. The options represent approximately 3.13% of our outstanding common shares. The options will terminate at the earliest of (i) the expiration of the option period described above and (ii) at such time as (x) either of the Nominee Agreements is terminated pursuant to its terms or (y) a tender offer by any person for at least a majority of our common shares or a merger transaction is consummated between us and another person.

        In addition, pursuant to the EGI Agreement, each of Corvex and Related Recovery Fund have delivered to the Board an undertaking that provides that for a period of one year following the date of the Special Meeting, each of Corvex and Related Recovery Fund will cause with respect to shares they or certain of their affiliates beneficially own, (a) as of the record date for each meeting of shareholders, to be present for quorum purposes and to be voted at each such shareholder meeting or at any adjournments or postponements thereof, in favor of all actions recommended by the Board in its definitive proxy statement for such shareholder meeting; and (b) as of the record date for any proposed action by written consent, to consent to all actions recommended by the Board in its definitive consent solicitation statement and to take no action with respect to shareholder proposals not recommended by the Board.

        In addition, pursuant to the EGI Agreement, and except for shares beneficially owned by Corvex and Related as of the date of the EGI Agreement, each of Corvex, Related Recovery Fund or EGI-CW agreed not to, directly or indirectly, including, without limitation, through any of their controlled affiliates or their or their controlled affiliates' investment funds, managed accounts or other advised investment vehicles ("Covered Entities"), and to cause its affiliates not to, (i) beneficially own, purchase or otherwise hold or acquire, or propose or offer to purchase or acquire, any of our securities or any interests or rights in respect of any of our securities, or (ii) enter into any agreement, arrangement or understanding with any person (other than an affiliate) in connection with the holding, voting or disposition of our securities. Notwithstanding the foregoing, the EGI Agreement permitted Corvex and Related Recovery Fund (together with their Covered Entities) to purchase or otherwise acquire our common shares, so long as the total aggregate number of common shares they beneficially owned was less than 9.8% of the total number of outstanding common shares.

        Pursuant to the Nominee Agreements and the EGI Agreement, Corvex and Related Recovery Fund agreed to, among other things, indemnify EGI-CW, Mr. Zell and Mr. Helfand against certain potential liabilities. Such indemnification provisions only covered Mr. Zell and Mr. Helfand's service as a trustee nominee and not, following their election, as one of our trustees.

        The EGI Agreement terminated in accordance with its terms on May 27, 2014 (which was one business day following the election of our current trustees at the Special Meeting), other than with respect to specified provisions that continue in effect in accordance with their terms, including the options and indemnification obligations described above.

Vote Required and Recommendation

        The affirmative vote of a majority of the total number of votes cast by shares then outstanding and entitled to vote on the proposal is required to approve the Reimbursement Proposal. Therefore, for purposes of this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will not be counted as votes cast and will have no effect on the result of the vote, although abstentions and broker non-votes will count toward the presence of a quorum.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REIMBURSEMENT PROPOSAL.

PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our Board, which is composed entirely of independent trustees, has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Although shareholder approval is not required, we desire to obtain from our shareholders an indication of their approval of the Audit Committee's selection of Ernst & Young LLP as our independent registered public accounting firm for 2014. Even if the appointment of Ernst & Young LLP as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our shareholders' best interests. If our shareholders do not ratify this appointment, the Audit Committee may consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.

        A representative of Ernst & Young LLP is expected to be present at the Meeting, will have the opportunity to make a statement if he or she desires and is expected to be available to respond to appropriate questions.

Vote Required and Recommendation

        The affirmative vote of a majority of the total number of votes cast by shares then outstanding and entitled to vote on the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Therefore, for purposes of this proposal, abstentions and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although abstentions will count toward the presence of a quorum.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2014.

Principal Accountant Fees and Services

        Ernst & Young LLP acted as our independent registered public accounting firm for 2013 and 2012. As previously disclosed in our Amended Form 10-K, the fees and expenses for services provided by Ernst & Young LLP to us for the last two fiscal years are listed in the table below and, for 2012, include fees for services provided to our then consolidated public company subsidiary, Select Income REIT ("SIR"), which completed its initial public offering in March 2012 (the "SIR IPO") and was no longer a consolidated entity for financial reporting purposes:

	2013	2012
Audit fees	$1,219,307	$2,536,481
Audit related fees(1)	70,500	68,267
Tax fees(2)	23,450	42,123
Subtotal	1,313,257	2,646,871
All other fees	—	—
Total fees	$1,313,257	$2,646,871

(1)
Audit related fees in 2013 and 2012 related to services provided with respect to our leases.

(2)
The tax fees in 2013 and 2012 were for services involved in reviewing our tax reporting and tax compliance procedures related to our income tax returns for the fiscal years ended December 31, 2012 and 2011, respectively.

Pre-Approval Policies and Procedures

        Our Audit Committee previously established policies and procedures that are intended to control the services provided by our independent registered public accounting firm and to monitor their continuing independence. Under these policies, no services may be undertaken by the independent registered public accounting firm unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Under these policies, our Director of Internal Audit reports to the Audit Committee regarding compliance with these policies and procedures.

        All services for which we engaged our independent registered public accounting firm in 2013 and 2012 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2013 and 2012 are set forth above. The Audit Committee approved the engagement of Ernst & Young LLP to provide the non-audit services because it determined that Ernst & Young LLP providing these services would not compromise its independence and that its familiarity with our record keeping and accounting systems would permit it to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain these services from other providers.

 AUDIT COMMITTEE REPORT

        The Audit Committee is currently composed of Messrs. Glickman, Corl and Linneman who were elected to the Board of the Company on May 23, 2014 and appointed to the Audit Committee on June 5, 2014, each after the filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended (the "Form 10-K"). The members of the Audit Committee were elected to the Board and appointed to the Audit Committee following a consent solicitation that resulted in the removal of the former members of the Audit Committee, William A. Lamkin (Chairman), Joseph L. Morea and Frederick N. Zeytoonjian (collectively, the "Former Committee Members"), from the Board of Trustees of the Company, without cause, on March 25, 2014. The members of the Audit Committee are appointed by and serve at the discretion of the Board.

        One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company's financial statements. The Company's management team has the primary responsibility for the financial statements and the reporting process, including the Company's accounting policies, internal audit function, system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Form 10-K with our management.

        The Audit Committee also is responsible for assisting the Board in the oversight of the qualification, independence and performance of the Company's independent auditors. The Audit Committee reviewed the audited financial statements for the year ended December 31, 2013 with the independent auditors, which are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and as adopted by the Public Company Accounting Oversight Board Rule 3200T.

        The independent auditors have provided to the Audit Committee the written disclosures regarding the independent auditor's independence required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee has discussed with the independent auditors their independence.

        To the best of our knowledge, in reliance on the review and discussions referred to above that were engaged in by the Former Committee Members, the Former Committee Members recommended to the Board the inclusion of the Company's audited consolidated financial statements in the Form 10-K for filing with the SEC. As the Form 10-K was filed prior to the appointment of the current members to the Audit Committee, the current members did not engage in any of the reviews and discussions described above.

Respectfully submitted,
The Audit Committee
Edward A. Glickman (Chairman)* James S. Corl* Peter Linneman*
*
Appointed as a member of the Audit Committee on June 5, 2014.

        The Audit Committee Report above does not constitute "soliciting material" and will not be deemed "filed" or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

CORPORATE GOVERNANCE AND BOARD MATTERS

Recent Changes in our Board and Management

        On March 25, 2014 all of our former trustees were removed, without cause, and our current trustees subsequently were elected at the Special Meeting. Additionally, at the June Board Meeting, the trustees approved certain corporate governance matters, including the approval of certain amendments to our Bylaws and other matters. For additional information regarding the changes to our Board and management and amendments to our Bylaws, see "Recent Changes in Corporate Governance Matters—Recent Changes in the Board of Trustees" and "Recent Changes in Corporate Governance Matters—Other Corporate Governance Matters." The Board believes we are in compliance with NYSE and SEC corporate governance rules.

Corporate Governance Profile

        Our corporate governance is structured in a manner that the Board believes closely aligns our interests with those of our shareholders. Notable features of our corporate governance structure include the following:

  •
  if approved by our shareholders at the Annual Meeting, our Board will not be classified, and each of our trustees will be subject to reelection annually;

  •
  of the seven persons who currently serve on our Board, 5, or 71% of our trustees, have been determined by us to be independent for purposes of the NYSE's corporate governance listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and of the 11 trustee nominees, 9 or 82% have been determined by us to be independent;

  •
  we have determined that at least one of our trustees qualifies as an "audit committee financial expert" as defined by the SEC;

  •
  we have opted out of the Maryland business combination and control share acquisition statutes; and

  •
  our Board has authorized the termination of our shareholder rights plan, which we expect to accomplish as soon as practicable.

Our Charter and Bylaws provide that the number of trustees constituting the Board may be increased or decreased by a majority vote of the entire Board, provided the number of trustees may not be greater than 12 and may not be decreased to fewer than three. If the shareholders approve Proposal 3(e), the number of trustees may not be greater than 13.

        There are no family relationships among our executive officers and trustees. The Board has affirmatively determined that all of our trustee nominees who are not current members of our Board are independent and that the following five of our seven current trustees are independent under applicable SEC and NYSE rules: James S. Corl, Edward A. Glickman, Peter Linneman, James L. Lozier, Jr. and Kenneth Shea.

Board Leadership Structure

        Sam Zell has served as Chairman and David Helfand has served as our President, Chief Executive Officer, interim Chief Financial Officer and Treasurer since May 2014. The Board does not have a policy regarding separation of the roles of Chief Executive Officer and Chairman of the Board. However, it evaluates the combined role of Chairman and Chief Executive Officer as part of the succession planning process, and the Board has determined that, based on Messrs. Zell and Helfand's combined experience, it is in our best interests and the best interests of our shareholders at this time to separate the roles.

        To strengthen the role of our independent trustees and encourage independent Board leadership, the Board will establish the position of lead independent trustee. In accordance with our Corporate Governance Guidelines, the responsibilities of the lead independent trustee include, among others:

  •
  serving as liaison among (i) management, including the Chief Executive Officer, (ii) our other independent trustees and (iii) interested third parties and the Board;

  •
  presiding at executive sessions of the independent trustees;

  •
  serving as the focal point of communication to the Board regarding management plans and initiatives;

  •
  ensuring that the role between Board oversight and management operations is respected;

  •
  providing the medium for informal dialogue with and among independent trustees, allowing for free and open communication within that group; and

  •
  serving as the communication conduit for third parties who wish to communicate with the Board.

Our lead independent trustee will be selected on an annual basis by a majority of the independent trustees then serving on the Board.

        Prior to March 25, 2014, pursuant to our governing documents, the Board was comprised of both "Managing Trustees" and "Independent Trustees." Managing Trustees were trustees that were employees, officers or directors of RMR or involved in our day to day activities for at least one year. Our Managing Trustees were Barry M. Portnoy and Adam D. Portnoy. Our Charter and Bylaws also required that a majority of the Board be Independent Trustees. Under our Bylaws, Independent Trustees were not employees of RMR, were not involved in our day to day activities and were persons who qualified as independent under our Charter and Bylaws and the applicable rules of the NYSE and SEC. Our Independent Trustees were Ronald J. Artinian, William A. Lamkin, Ann Logan, Joseph L. Morea and Frederick N. Zeytoonjian. Pursuant to our Governance Guidelines in effect in 2013, our Independent Trustees were expected to meet at least once each year without management. As of June 5, 2014, our Bylaws were amended to remove the distinction of Managing Trustees and Independent Trustees; however, the Board has determined that certain trustees are independent under applicable NYSE listing standards, as described under "—Committees of the Board" below.

Executive Sessions

        Pursuant to our former Governance Guidelines and prior to March 25, 2014, the Independent Trustees were expected to meet at least once each year without management. Per our current Corporate Governance Guidelines, the Board expects to conduct executive sessions limited to non-management trustees at our regularly scheduled Board meetings, and at least annually will hold an executive session limited to Independent Trustees. Until a lead independent trustee is selected, the trustees will determine at each executive session which trustee will preside at that session.

Attendance of Trustees at 2013 Board Meetings and Annual Meeting of Shareholders

        During the year ended December 31, 2013, the Board held 32 meetings. In 2013, each trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served. All of the trustees attended our 2013 annual meeting of shareholders. In accordance with our Corporate Governance Guidelines, trustees are expected to attend the annual meeting of shareholders.

 Committees of the Board

        Our Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. Each of these committees must have at least three members who are each independent trustees, as that term is defined in the NYSE listing standards. Our Board may from time to time establish other committees to facilitate the management of our Company.

        The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:

Trustee	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
James S. Corl	X	X
Edward A. Glickman	X (Chair)*
Peter Linneman	X		X (Chair)
James L. Lozier, Jr.		X	X
Kenneth Shea		X (Chair)	X

*
Audit committee financial expert

The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each operate under written charters adopted by the Board. These charters are available on our website at www.cwhreit.com.

  Audit Committee

        As previously disclosed, at the June Board Meeting, the Board reconstituted the Audit Committee, appointing Messrs. Glickman, Corl and Linneman as members, with Mr. Glickman serving as its chairperson, and approved an amended and restated Audit Committee Charter. The Audit Committee's written charter requires that all members of the committee meet the independence, experience, financial literacy and expertise requirements of the NYSE, the Sarbanes-Oxley Act of 2002, the Exchange Act and applicable rules and regulations of the SEC, all as in effect from time to time. Our Board has determined that all of the members of the Audit Committee meet the foregoing requirements. The Board also has determined that Edward A. Glickman is an "audit committee financial expert," as defined by the applicable SEC regulations and NYSE corporate governance listing standards, and has accounting or related financial management expertise.

        The principal functions of the Audit Committee include overseeing:

  •
  our accounting and financial reporting processes;

  •
  the integrity and audits of our consolidated financial statements and financial reporting process;

  •
  our systems of disclosure controls and procedures and internal control over financial reporting;

  •
  our compliance with financial, legal and regulatory requirements;

  •
  the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;

  •
  the performance of our internal audit function;

  •
  review of all related party transactions in accordance with our related party transactions policy; and

  •
  our overall risk profile.

The Audit Committee also is responsible for engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, including all audit and non-audit services, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls. The Audit Committee also approves the audit committee report required by SEC regulations to be included in our annual proxy statement.

        During the year ended December 31, 2013, the Audit Committee met seven times.

  Compensation Committee

        As previously disclosed, at the June Board Meeting, the Board reconstituted the Compensation Committee, appointing Messrs. Shea, Lozier and Corl as members, with Mr. Shea serving as its chairperson, and approved an amended and restated Compensation Committee Charter. The Compensation Committee Charter sets forth the principal functions of the Compensation Committee, which include:

  •
  reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer's compensation, evaluating our Chief Executive Officer's performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

  •
  reviewing and approving the compensation of our other executive officers;

  •
  reviewing our executive compensation policies and plans;

  •
  determining the number of shares underlying, and the terms of, stock option and restricted stock awards to be granted to our trustees, executive officers and other employees pursuant to these plans;

  •
  assisting management in complying with our proxy statement and annual report disclosure requirements;

  •
  producing a report on executive compensation to be included in our annual proxy statement; and

  •
  reviewing, evaluating and recommending changes, if appropriate, to the remuneration for trustees.

During the year ended December 31, 2013, the Compensation Committee met six times.

  Nominating and Corporate Governance Committee

        As previously disclosed, at the June Board Meeting, the Board reconstituted the Nominating and Corporate Governance Committee, appointing Messrs. Linneman, Lozier and Shea as members, with Mr. Linneman serving as its chairperson, and approved an amended and restated Nominating and Corporate Governance Committee Charter. The Nominating and Corporate Governance Committee sets forth the principal functions of the Nominating and Corporate Governance Committee, which include:

  •
  identifying, recruiting and recommending to the full Board qualified candidates for election as trustees and recommending a slate of nominees for election as trustees at each annual meeting of shareholders;

  •
  developing and recommending to the Board corporate governance guidelines, including the committee's selection criteria for trustee nominees, and implementing and monitoring such guidelines;

  •
  reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

  •
  recommending to the Board nominees for each committee of the Board;

  •
  annually facilitating the assessment of the Board's performance as a whole and of the individual trustees, as required by applicable law, regulations and the NYSE corporate governance listing standards; and

  •
  overseeing the Board's evaluation of management.

During the year ended December 31, 2013, the Nominating and Corporate Governance Committee met two times.

Trustee Nominee Selection Process

        As previously disclosed, at the June Board Meeting, the Board adopted amended and restated Corporate Governance Guidelines that set forth minimum qualifications that trustee candidates must possess. At a minimum, a trustee candidate must possess:

  •
  integrity;

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  an ability to exercise sound judgment;

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  an ability to make independent analytical inquiries;

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  an ability and willingness to devote adequate time and resources to diligently perform Board duties;

  •
  appropriate and relevant business experience and acumen; and

  •
  a reputation, both personal and professional, consistent with our image and reputation.

        The Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating trustee candidates. A trustee candidate's background and personal experience, however, will be significant in the Board's candidate identification and evaluation process to help ensure that the Board remains aware of and responsive to the needs and interests of our customers, shareholders, employees and other stakeholders.

        The Nominating and Corporate Governance Committee will seek to identify trustee candidates based on input provided by a number of sources, including (a) members of the Nominating and Corporate Governance Committee, (b) our trustees and (c) our shareholders. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms to assist in the identification of qualified trustee candidates; however, we do not currently employ a search firm, or pay a fee to any other third party, to locate qualified trustee candidates.

        As part of the candidate identification process, the Nominating and Corporate Governance Committee will evaluate the skills, expertise and diversity possessed by the current Board, and whether there are additional skills, expertise or diversity that should be added to complement the composition of the existing Board. The Nominating and Corporate Governance Committee also will take into account whether existing trustees have indicated a willingness to continue to serve as trustees if re-nominated. Once trustee candidates have been identified, the Nominating and Corporate Governance Committee then will evaluate each candidate in light of his or her qualifications and credentials, and any additional factors that the Nominating and Corporate Governance Committee deems necessary or appropriate. Existing trustees who are being considered for re-nomination will be re-evaluated as part of the Nominating and Corporate Governance Committee's process of recommending trustee candidates. The Nominating and Corporate Governance Committee evaluates the performance of each current trustee and considers the results of such evaluation when determining whether to recommend the nomination of such trustee for an additional term. All candidates submitted by shareholders will be evaluated in the same manner as all other trustee candidates, provided that the advance notice and other requirements set forth in our bylaws have been followed. At an appropriate time prior to each annual meeting at which trustees are to be elected or re-elected, the Nominating and Corporate Governance Committee recommends to the Board for nomination by the Board such candidates as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve.

        At an appropriate time after a vacancy arises on the Board or a trustee advises the Board of his or her intention to resign, the Nominating and Corporate Governance Committee will recommend to the Board for election by the Board to fill such vacancy, such prospective member of the Board as the Nominating and Corporate Governance Committee, in the exercise of its judgment, has found to be well-qualified and willing and available to serve. In determining whether a prospective member is qualified to serve, the Nominating and Corporate Governance Committee will consider the factors listed above.

        Pursuant to our Bylaws, any nominee for trustee that is not elected by the vote required by our Bylaws and who is an incumbent trustee will promptly tender his or her resignation to the Board for consideration. The Nominating and Corporate Governance Committee will recommend to the Board whether to accept or reject the resignation, or whether other action should be taken.

Board Oversight of Risk Management

        Our Board oversees risk as part of its general oversight of our Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. As part of our legacy structure as an externally managed REIT, our actual day to day business is and has been conducted by RMR, and RMR implements risk management in its activities. In discharging their oversight responsibilities, our Board and Board committees regularly review a wide range of reports provided to them by RMR and other service providers, including reports on market and industry conditions, operating and compliance reports, financial reports, reports on risk management activities, and legal proceedings updates and reports on other business related matters and discusses such matters among themselves and with representatives of RMR, our internal auditing personnel, counsel and our independent accountants. As previously disclosed, we have begun the process to transition to an internally managed REIT, and upon completion, RMR will no longer conduct our operations and will not have any risk oversight responsibilities.

        Our Board will administer its oversight function directly, with support from its three standing committees, the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee, each of which addresses risks specific to their respective areas of oversight as follows:

  •
  Audit Committee:  the Audit Committee, which meets at least quarterly and reports its findings to the Board, will perform a lead role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management and our compliance with legal and regulatory requirements. Our Board and Audit Committee will review periodic reports from our independent registered public accounting firm regarding potential risks, including risks related to our internal controls. Our Audit Committee also will annually review, approve and oversee an internal audit plan developed by our internal auditing personnel with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes, and periodically meet with our internal auditing personnel to review the results of our internal audits, and direct or recommend to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management.

  •
  Compensation Committee:  the Compensation Committee will assess and monitor compensation policies to ensure that such practices are designed to balance risk and reward in relation to our overall business strategy and do not encourage excessive risk-taking. Our Compensation Committee and our Board have historically considered the fact that we have a share grant program that requires share grants to vest over a period of years, rather than a stock option program such as is employed by many other publicly owned companies. We previously have used share grants vesting over time rather than stock options in order to mitigate what we believed were incentives for our management to undertake undue risks and encourage our management to make longer term, less risk prone decisions.

  •
  Nominating and Corporate Governance Committee:  the Nominating and Corporate Governance Committee will monitor the general operations of the Board and the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct.

        The Board believes that the composition of its committees, and the distribution of the particular expertise of each committee's members, makes this an appropriate structure to effectively monitor the risks discussed above. However, while a number of risk management functions are performed, it is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is subject to substantial limitations.

Corporate Governance Guidelines

        As previously disclosed, at the June Board Meeting, the Board adopted amended and restated Corporate Governance Guidelines that reflect the Board's commitment to monitoring the effectiveness of decision-making at the Board and management level and ensuring adherence to good corporate governance principles, all with the goal of enhancing shareholder value over the long term. The Corporate Governance Guidelines address, among other things:

  •
  the responsibilities and qualifications of trustees, including trustee independence;

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  the functioning of the Board;

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  the responsibilities, composition and functioning of the Board committees;

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  the appointment and role of the lead independent trustee;

  •
  principles of trustee compensation; and

  •
  management succession and review.

A copy of the Corporate Governance Guidelines is available on our website at www.cwhreit.com.

 Code of Business Conduct and Ethics

        As previously disclosed, at the June Board Meeting, the Board adopted an amended and restated Code of Business Conduct and Ethics that applies to trustees, officers and employees. Among other matters, the code is intended to deter wrongdoing and promote:

  •
  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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  full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

  •
  compliance with applicable governmental laws, rules and regulations;

  •
  prompt internal reporting of violations of the code to appropriate persons identified in the code; and

  •
  accountability for adherence to the code.

Only the Audit Committee is able to approve any waiver of the Code of Business Conduct and Ethics for our executive officers or trustees, and any such waiver shall be promptly disclosed as required by law or NYSE regulations.

        A copy of the Code of Business Conduct and Ethics is available on our website at www.cwhreit.com. We intend to disclose any changes in or waivers from the Code of Business Conduct and Ethics by posting such information on our website.

Trustee Compensation

        As previously disclosed in our Amended Form 10-K, the Compensation Committee of the Board was responsible for reviewing and determining the common share grants awarded to trustees and making recommendations to the Board regarding cash compensation paid to trustees for Board, committee and committee chair services. The Compensation Committee was authorized, under the Compensation Committee Charter, to engage consultants or advisors in connection with its review and analysis of trustee compensation, though it did not engage any consultants or advisors in 2013 with respect to trustee compensation. The responsibilities of the current Compensation Committee are set forth above under "—Committees of the Board—Compensation Committee."

        Managing Trustees (as previously defined) did not receive cash compensation for their services as trustees but did receive common share grants. The amount of common shares granted to each Managing Trustee historically was the same as the amount granted to each Independent Trustee (as previously defined).

        Trustees received compensation in common shares to align the interests of trustees with those of our shareholders and to facilitate the trustee share ownership policy set forth in our prior Corporate Governance Guidelines. In determining the amount and composition of each trustee's compensation, the Compensation Committee historically took various factors into consideration, including, but not limited to, the responsibilities of trustees generally, as well as committee chairs and the forms of compensation paid to trustees or directors by comparable companies, including the compensation of trustees and directors of other companies managed by RMR. The Board historically reviewed the Compensation Committee's recommendations regarding trustee cash compensation and determined the amount of such compensation.

        On June 5 2014, our Board established the following compensation for all trustees (excluding Mr. Zell and Mr. Helfand):

ANNUAL RETAINER
Cash	$60,000
Equity (restricted shares)	$100,000

Total:	$160,000

ADDITIONAL ANNUAL COMPENSATION
Lead Independent Trustee	$30,000
Audit Committee Chair	$20,000
Compensation Committee Chair	$15,000
Governance Committee Chair	$15,000
Audit Committee Member	$8,000
Compensation Committee Member	$6,000
Governance Committee Member	$6,000

        Trustees who are first elected to the Board after the beginning of a fiscal year will receive prorated cash fees and equity grants for their first year of service. We will also reimburse trustees for travel expenses incurred in connection with their activities on our behalf. The Board has not yet made a determination regarding Mr. Zell's compensation.

  2013 Annual Compensation

        After giving effect to changes approved by the Board on May 14, 2013, each Independent Trustee received an annual fee of $35,000 for services as a trustee in 2013, plus a fee of $1,000 for each meeting attended (prior to such date the meeting fee was $750). Up to two $1,000 fees (or if prior to May 14, 2013, two $750 fees) were paid if a Board meeting and one or more Board committee meetings were held on the same date. In addition, each trustee received a grant of 2,000 common shares in 2013.

        Each Independent Trustee who served as a committee chair of our Audit Committee, Compensation Committee or Nominating and Corporate Governance Committees received an additional annual fee of $12,500, $7,500 and $7,500, respectively, for serving as chair in 2013. Trustees were reimbursed for out of pocket costs they incurred in attending continuing education programs and for travel expenses incurred in connection with their duties as trustees.

	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
William A. Lamkin	$88,500	$40,260	—	$128,760
Joseph L. Morea	$84,750	$40,260	—	$125,010
Adam D. Portnoy(3)	$—	$40,260	—	$40,260
Barry M. Portnoy(3)	$—	$40,260	—	$40,260
Frederick N. Zeytoonjian	$85,500	$40,260	—	$125,760

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee. In addition to the $35,000 annual cash fees, each of Messrs. Lamkin, Morea and Zeytoonjian earned an additional $12,500, $7,500 and $7,500, respectively, for service as a committee chair in 2013. Each of Messrs. Lamkin, Morea and Zeytoonjian earned an additional $41,000, $42,250 and $43,000, respectively for meetings attended in 2013.

(2)
Equals the number of shares multiplied by the closing price of our common shares on the grant date. This is also the compensation cost for the award we recognized for financial reporting purposes pursuant to FASB Accounting Standards Codification Topic 718, "Compensation—Stock Compensation" ("ASC 718"). No assumptions were used in this calculation.

(3)
The Managing Trustees did not receive cash compensation for their services as trustees. The compensation of Mr. Adam Portnoy for his services as President is described below under "Executive Compensation."

Company Policies

  Stock Ownership Guidelines

        We believe that equity ownership by our trustees and officers can help align their interests with our shareholders' interests. To that end, we have adopted formal share ownership guidelines applicable to all of our trustees and named executive officers. On an annual basis, we evaluate the ownership status of the trustees and named executive officers.

        Pursuant to our Corporate Governance Guidelines as adopted in June 2014, the Chief Executive Officer is required to own our securities equal in value to at least five times his or her base salary. Each of our other named executive officers is required to own our securities equal to at least three times his or her base salary. Our stock ownership guidelines with respect to our non-employee trustees require stock ownership by our non-employee trustees of four times the annual base cash retainer. Each non-employee trustee and named executive officer will have five years to comply with the ownership requirement and are required to hold shares at this level while serving in their respective positions.

        The Nominating and Corporate Governance Committee may waive the stock ownership requirements in the event of financial hardship or other good cause.

  Hedging and Pledging of Company Securities

        Our Insider Trading Policy prohibits our trustees and employees, including our named executive officers, from engaging in the following transactions: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account; and (iv) pledging our securities to secure margins or other loans, subject to limited exceptions.

Communications with the Board

        Shareholders and other interested parties may communicate with the Board by either sending written correspondence to the "Chairman of the Board" c/o the Chief Financial Officer of CommonWealth REIT, Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606, who will then directly forward such correspondence to the Chairman of the Board until we have appointed a lead independent trustee. Until a lead independent trustee is elected, the Chairman of the Board will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.

Compensation Committee Interlocks and Insider Participation

        As of the end of our last fiscal year, the Compensation Committee was comprised of William A. Lamkin, Joseph L. Morea and Frederick N. Zeytoonjian, and, from January 28, 2014 through March 25, 2014, also Ronald J. Artinian and Ann Logan. None of these individuals were our officers. During 2013 and through March 25, 2014, no member of the Compensation Committee was our officer or employee. Except as described below under "Certain Relationships and Related Person Transactions—Certain Related Person Transactions—Indemnification and Directors' and Officers' Liability Insurance," during 2013, no member of the Compensation Committee had a relationship that must be described under SEC rules relating to disclosure of related person transactions. In 2013, none of our executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on our Board or Compensation Committee, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on our Compensation Committee. Some of the former members of the Compensation Committee serve as independent trustees and compensation committee members of other public companies to which RMR provides management services.

EXECUTIVE OFFICERS

        The following are the ages and the positions and offices held by each of our executive officers. Unless otherwise specified, the business address of the executive officers is c/o CommonWealth REIT, Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606.

Name	Position With the Company	Age as of the Annual Meeting
David Helfand	Trustee, President, Chief Executive Officer, interim Chief Financial Officer and interim Treasurer	49
David S. Weinberg	Executive Vice President and Chief Operating Officer	45
Orrin S. Shifrin	Executive Vice President, General Counsel and Secretary	47

        Please see "Proposal 1: Election of Trustees—Biographies of Trustee Nominees" for the biography of David Helfand. Our executive officers serve at the discretion of the Board.

        David S. Weinberg has been our Executive Vice President and Chief Operating Officer since May 2014. Mr. Weinberg has served as the Chief Investment Officer of EQX Real Estate Partners, L.P., a private investment firm ("EQX"), since January 2014 and worked on real estate and real-estate related investments for Equity Group from January 2012 to December 2013. Prior to joining Equity Group, from 2007 to 2011 Mr. Weinberg was responsible for investments in the multifamily and office sectors at Helix Funds and oversaw Helix Funds' dispositions for ARC. Mr. Weinberg also served as Vice President of Investments and Asset Management at EOP where he worked from 2003 to 2007. In this role, he participated in over $6 billion of investment activity and oversaw EOP's 16 million-square-foot office portfolio in Southern California. Earlier in his career, Mr. Weinberg was Vice President of acquisitions at LaSalle Investment Management and an attorney at the law firm Sidley Austin LLP. Mr. Weinberg received his J.D. from Northwestern University School of Law and graduated with highest honors with a B.S. from the University of Illinois.

        Orrin S. Shifrin has been our Executive Vice President, General Counsel and Secretary since May 2014. Mr. Shifrin served as General Counsel, Secretary and Chief Compliance Officer of EQX since January 2014 and handled legal matters for Equity Group's real estate investment activity. Mr. Shifrin currently serves as the General Counsel and Secretary for Helix Funds where he has participated in the acquisition, management and disposition of over $2.2 billion in real estate assets. Mr. Shifrin also currently serves as the General Counsel for ARC. Prior to joining Helix Funds, Mr. Shifrin served as a Principal at Terrapin Properties, LLC, a privately-held real estate investment and development company ("Terrapin"), where he worked from October 2002 to April 2005 and where his role involved general counsel duties, business development and operations. While at Terrapin, Mr. Shifrin was involved in over $200 million of residential and commercial real estate-related transactions. Prior to joining Terrapin, Mr. Shifrin was a Partner at the law firm of Katten Muchin Rosenman, where he worked for over 10 years. Mr. Shifrin received his J.D. from Northwestern University School of Law and graduated with highest honors with a B.S. from the University of Illinois.

        Messrs. Weinberg and Shifrin are expected to have limited involvement in the activities of Equity Group, Helix Funds and ARC for a period of time. Messrs. Weinberg and Shifrin have each been an employee of or otherwise involved in the operation of Equity Group and may be involved in transitioning the management of certain Equity Group assets or responsibilities. Additionally, Messrs. Weinberg and Shifrin have each been an employee of or otherwise involved with Helix Funds and ARC. Each of Helix Funds and ARC has sold substantially all of its assets and is in the process of winding up its affairs. This winding up process may require limited involvement of Messrs. Weinberg and Shifrin.

        Our former executive officers were employees of our manager, RMR. RMR is a privately owned company that provides management services to public and private companies, including the Company, Government Properties Income Trust ("GOV"), Hospitality Properties Trust, SIR, Senior Housing Properties Trust, Five Star Quality Care, Inc. and TravelCenters of America LLC. GOV is a publicly traded REIT that primarily invests in properties that are majority leased to government tenants. Hospitality Properties Trust is a publicly traded REIT that primarily owns hotels and travel centers. SIR is a publicly traded REIT that primarily owns single tenant, net leased properties. Senior Housing Properties Trust is a publicly traded REIT that primarily owns senior living properties and medical office buildings. Five Star Quality Care, Inc. is a publicly traded real estate based operating company in the healthcare and senior living services business. TravelCenters of America LLC is a publicly traded real estate based operating company in the travel center and convenience store businesses. RMR Advisors, an affiliate of RMR, is an SEC registered investment adviser to the RMR Funds, which are or were investment companies registered under the Investment Company Act of 1940, as amended. The foregoing entities may be considered to be affiliates of the Company.

 COMPENSATION DISCUSSION AND ANALYSIS

        The following compensation discussion and analysis and related report of the Compensation Committee relates to our fiscal year ended December 31, 2013 and was reviewed and approved on January 28, 2014 by the former members of our Compensation Committee for inclusion in our Form 10-K for the fiscal year ended December 31, 2013 and this Proxy Statement. The text of the following compensation discussion and analysis and report has been copied from the Amended Form 10-K and has not been updated for events subsequent to January 28, 2014. The discussion below relates to the compensation paid to our former named executive officers, who were our executive officers until their resignation on May 23, 2014, at which time our current executive officers were elected. Our current executive officers are listed under "Executive Officers" above. Although our Compensation Committee has approved interim annual base salaries for our new executive officers, it is currently evaluating our executive compensation program and, with the assistance of an executive compensation consultant, will propose a new program to the Board. The new executive compensation may differ materially from the compensation described below.

 Compensation Overview

        This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's named executive officers for 2013 (i.e., officers for whom compensation disclosure is required to be made herein under SEC rules), who were:

Name	Title
Adam D. Portnoy	President
John C. Popeo	Treasurer and Chief Financial Officer
David M. Lepore	Chief Operating Officer and Senior Vice President

        The Company does not have any employees. Except for the restricted share grant agreements discussed below under "Executive Compensation—Change in Control", none of the Company's named executive officers has an employment agreement with the Company or any agreement that becomes effective upon his termination or a change in control of the Company. The Company's manager, RMR, provides services that otherwise would be provided by employees. RMR conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Adam Portnoy, John Popeo and David Lepore, directly and in its sole discretion in connection with their services rendered to RMR and to the Company. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of shares under the Company's share award plan discussed below. Although the Compensation Committee reviews and approves the Company's business management and property management agreements with RMR, it is not involved in compensation decisions made by RMR for its employees other than the employee serving as the Company's Director of Internal Audit. The Company's payments to RMR are described under "Certain Relationships and Related Person Transactions".

Compensation Philosophy

        The Company's compensation program for its executive officers consists of grants of shares under the Company's share award plan. The Compensation Committee believes that these share grants recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and align the interests of the executive officers with those of the Company's shareholders.

 Overview of 2013 Compensation Actions

        In September 2013, the Chair of the Compensation Committee met with the Managing Trustees and the chairs of the compensation committees of the other public real estate investment trusts, or REITs, and the operating companies for which RMR provides management services. RMR provides management services to: the Company, GOV, Hospitality Properties Trust, SIR, Senior Housing Properties Trust ("SNH"), Five Star Quality Care, Inc., and TravelCenters of America LLC. The purpose of this meeting was, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to the Company's then-Director of Internal Audit (who provided services to the Company and to other companies managed by RMR), to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR provides internal audit and related services, to provide a comparative understanding of potential share grants by the Company and the operating companies to which RMR provides management services and to hear and consider recommendations from the Managing Trustees concerning potential share grants. The share grants made by the other companies managed by RMR are considered to be appropriate comparisons because of the similarities between certain services the Company requires from our share grantees and the services provided by grantees providing similar services to these other companies. Subsequent to this meeting, the members of the Compensation Committee held a meeting at which the Committee Chair provided a report of the information discussed with the Managing Trustees and others, and made recommendations for share grants to the Company's named executive officers. The Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2013 share grants: (i) the value of the proposed share grants; (ii) the historical awards previously granted to each named executive officer and the corresponding values at the time of the grants; (iii) the recommendations of RMR as presented by the Managing Trustees; (iv) the value of share grants to named executive officers providing comparable services at other REITs and companies managed by RMR; (v) changes, if any, in the responsibilities assigned to, or assumed by, each named executive officer during the past year and on a going forward basis; (vi) the length of historical services to the Company by each named executive officer; (vii) the responsibilities of each named executive officer and the Compensation Committee's perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities; and (viii) the Company's financial and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each executive officer. The share amounts were determined on a subjective basis, using the various factors, in the Compensation Committee's sole discretion. The named executive officers (other than Mr. Adam Portnoy) did not participate in these meetings and were not involved in determining or recommending the amount or form of executive compensation they receive from the Company. The Company's former President, Mr. Adam Portnoy, in his capacity as a Managing Trustee of the Company and as president of RMR, participated in these meetings and in share grant recommendations. The Compensation Committee did not engage a compensation consultant to participate in the determination or recommendation of the amount or form of executive compensation.

Analysis of 2013 Grants under the Share Award Plan

        Although the Company does not pay any cash compensation directly to its officers and has no employees, the Company has adopted the share award plan to reward the Company's named executive officers and other RMR employees who provide services to the Company and to foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the share award plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the Company's executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards.

        Under its charter, the Compensation Committee evaluates, approves and administers the Company's equity compensation plans, which currently consist solely of the share award plan providing for the grants of the common shares. The Compensation Committee has historically determined to use grants of restricted common shares rather than stock options as equity compensation. Because the value of the common shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, the Company believes a conventional stock option plan might not provide appropriate incentives for management for a business like that of the Company, but a share grant plan may create a better identity of interests between management and other shareholders. Also, because the Company believes a stock option plan could have the potential to encourage excessive short term risk taking, the Company has historically granted restricted shares rather than stock options.

        The Compensation Committee uses comparative information about other REITs managed by RMR as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also considers the size and structure of the other REITs and other RMR managed businesses, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for the Company's officers in light of the proposed awards for officers with comparable roles at the other companies. The Compensation Committee reviewed the compensation data regarding the other REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the REITs or other companies managed by RMR or assign weight to any particular characteristic of these other companies or their officers because the Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2013, the Compensation Committee considered the foregoing factors and decided to award the same number of shares to the Company's named executive officers as were awarded in 2012 in accordance with the recommendation of the Company's Managing Trustees. In 2013, the Compensation Committee also determined that it would be appropriate to provide that unvested share awards under the share award plan, including those held by the Company's named executive officers, would vest upon the occurrence of certain corporate "change in control" events. For more information on potential payments upon a change in control, see "Executive Compensation—Change in Control" below.

        The Company determines the fair market value of the shares granted based on the closing price of the Company's common shares on the date of grant. The Compensation Committee has imposed, and may impose, vesting and other conditions on the granted common shares because it believes that time based vesting encourages the recipients of the share awards to remain employed by RMR and to continue to provide services to the Company. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of grant. The Compensation Committee utilizes a four year time based vesting schedule to provide an incentive to provide services for a long term and in consideration of the tax treatment of the share grants to the Company and to the recipients. In the event a recipient granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, the Company may cause the forfeiture of, or the Company may repurchase for nominal consideration, the common shares that have not yet vested. As with other issued common shares, vested and unvested shares awarded under the share award plan are entitled to receive distributions that the Company makes on the common shares.

        Because the consideration of share awards by the Compensation Committee and the Board is determined on a regular schedule (i.e., in September for the Company's officers and employees of RMR and at the first meeting of the Board after the annual meeting of shareholders for the trustees), the proximity of any grants to earnings announcements or other market events, if any, is coincidental.

        The Compensation Committee believes that the Company's compensation philosophy and programs are designed to foster a business culture that aligns the interests of the Company's named executive officers with those of the Company's shareholders. The Compensation Committee believes that the equity compensation of the Company's named executive officers is appropriate to the goal of providing shareholders dependable, long term returns.

Say on Pay Results

        The Company's current policy, as adopted by the Board on August 12, 2011, is to provide shareholders with an opportunity to approve the compensation of named executive officers every year at the annual meeting of shareholders. In evaluating the Company's compensation process for 2013, the Compensation Committee generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the Company's proxy statement for its 2013 annual meeting of shareholders. The Compensation Committee noted that approximately 75% of votes cast approved of the compensation of the named executive officers as described in the Company's 2013 proxy statement. The Compensation Committee considered these voting results as supportive of the Committee's general executive compensation practices, which have been consistently applied since the prior vote of the Company's shareholders on the Company's executive compensation.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's consent revocation statement dated January 29, 2014 and the Company's proxy statement for the Company's 2014 annual meeting of shareholders, and incorporated by reference into the Original 10-K.

Dated: January 28, 2014
COMPENSATION COMMITTEE Frederick N. Zeytoonjian, Chairman* William A. Lamkin* Joseph L. Morea*
*
Removed as members of the Compensation Committee on March 25, 2014.

EXECUTIVE COMPENSATION

        The following tables, narratives and footnotes discuss the compensation of our former President, the Treasurer and Chief Financial Officer and the Chief Operating Officer and Senior Vice President during our fiscal year ended December 31, 2013. The text of the following discussion has been copied from the Amended Form 10-K, except for updating certain references to other sections of this Proxy Statement, and has not been updated for events subsequent to April 30, 2014, the date the Amended Form 10-K was filed with the SEC. The discussion below relates to the compensation paid to our former named executive officers, who were our executive officers until their resignation on May 23, 2014, at which time our current executive officers were elected. Our current executive officers are listed under "Executive Officers" above. Although our Compensation Committee has approved interim annual base salaries for our new executive officers, it is currently evaluating our executive compensation program and, with the assistance of an executive compensation consultant, will propose a new program to the Board. The new executive compensation may differ materially from the compensation described below.

 2013 Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Adam D. Portnoy(3)	2013	$218,160	$11,250	$229,410
President	2012	$153,880	$11,625	$165,505
	2011	$202,840	$3,000	$205,840
John C. Popeo	2013	$177,900	$13,050	$190,950
Treasurer and Chief Financial Officer	2012	$116,400	$18,313	$134,713
	2011	$149,700	$14,725	$164,425
David M. Lepore	2013	$106,740	$9,638	$116,378
Chief Operating Officer and Senior Vice President	2012	$58,200	$17,563	$75,763
	2011	$149,700	$14,725	$164,425

(1)
Represents the grant date fair value of shares granted in 2013, 2012 and 2011, as applicable, compiled in accordance with ASC 718. No assumptions are used in this calculation.

(2)
Consists of cash distributions in the applicable year on unvested shares, received in connection with cash distributions we paid to all our shareholders.

(3)
Mr. Adam Portnoy was appointed President on January 10, 2011. Mr. Portnoy's compensation for 2013, 2012 and 2011 attributable to his services as a Managing Trustee, which consisted of a share award with a value of $40,260, $37,480 and $53,140, respectively, is included above, and his 2013 compensation for his services as a Managing Trustee is also included in the 2013 trustee compensation in "Corporate Governance and Board Matters—Trustee Compensation—2013 Annual Compensation" above.

2013 Grants of Plan Based Awards

        Share awards granted by the Company to the named executive officers in 2013 provided that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. If a recipient granted a share award ceased to perform duties for us or ceased to be an officer or an employee of RMR or any company that RMR manages during the vesting period, at our option, the recipient forfeited or we may have repurchased the common shares that had not yet vested for nominal consideration. Holders of vested and unvested shares awarded under the share award plan were eligible to receive distributions that we make on our shares on the same terms as other holders of the common shares.

        The following table shows shares granted in 2013, including vested and unvested grants.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Adam D. Portnoy(2)	9/13/2013	7,500	$177,900
John C. Popeo	9/13/2013	7,500	$177,900
David M. Lepore	9/13/2013	4,500	$106,740

(1)
Equals the number of shares multiplied by the closing price of our common shares on the date of grant, which is also the grant date fair value under ASC 718. No assumptions are used in this calculation.

(2)
The value of shares granted to Mr. Adam Portnoy as compensation for his services as Managing Trustee in 2013 is set forth in the 2013 trustee compensation in "Corporate Governance and Board Matters—Trustee Compensation—2013 Annual Compensation" above.

2013 Outstanding Equity Awards at Fiscal Year End

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Adam D. Portnoy(3)	2013	6,000	$139,860
	2012	4,500	$104,895
	2011	3,000	$69,930
John C. Popeo	2013	6,000	$139,860
	2012	4,500	$104,895
	2011	3,000	$69,930
	2010	750	$17,483
David M. Lepore	2013	3,600	$83,916
	2012	2,250	$52,447
	2011	3,000	$69,930
	2010	750	$17,483

(1)
The shares granted in 2013 were granted on September 13, 2013; the shares granted in 2012 were granted on September 14, 2012; the shares granted in 2011 were granted on September 16, 2011; and the shares granted in 2010 were granted on September 17, 2010.

(2)
Equals the number of shares multiplied by the closing price of our common shares on December 31, 2013.

(3)
Represents shares granted to Mr. Adam Portnoy for his services as President. Shares granted to Mr. Adam Portnoy as compensation for his services as Managing Trustee vested at the time of grant, and the value of such shares is set forth in the 2013 trustee compensation in "Corporate Governance and Board Matters—Trustee Compensation—2013 Annual Compensation" above.

 2013 Stock Vested

        The following table shows share grants that vested in 2013, including shares granted in prior years.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Adam D. Portnoy(2)	4,500	$106,800
John C. Popeo	5,900	$139,906
David M. Lepore	4,550	$107,869

(1)
Equals the number of shares multiplied by the closing price of our common shares on the 2013 dates of vesting of grants made in 2013 and prior years.

(2)
Represents shares granted to Mr. Adam Portnoy for his services as President. Shares granted to Mr. Adam Portnoy as compensation for his services as Managing Trustee vested at the time of grant, and the value of such shares is set forth in the 2013 trustee compensation in "Corporate Governance and Board Matters—Trustee Compensation—2013 Annual Compensation" above.

Change in Control

        On September 13, 2013, the Compensation Committee approved grants of 7,500 restricted common shares to Mr. Adam Portnoy; 7,500 restricted common shares to Mr. Popeo; and 4,500 restricted common shares to Mr. Lepore. These grants were valued at $23.72 per common share, the closing price of our common shares on the NYSE on the date of grant and were made under the CommonWealth REIT 2012 Equity Compensation Plan pursuant to a form of restricted share agreement approved by the Compensation Committee which provided for vesting of the restricted common shares in five equal installments beginning on the date of grant and acceleration of vesting of all restricted share grants (including those previously awarded) upon the occurrence of certain change of control or termination events with respect to our business and property management agreements with RMR (a "Termination Event"). Such a Termination Event occurred on March 25, 2014 upon removal of all of our then-trustees.

Potential Payments Upon a Termination Event as of December 31, 2013

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2013 ($)
Adam D. Portnoy	13,500	$314,685
John C. Popeo	14,250	$332,168
David M. Lepore	9,600	$223,776

 Equity Compensation Plan Information

        The following table sets forth certain information, as of December 31, 2013, regarding compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	None.	None.	None.
Equity compensation plans not approved by security holders—2012 Plan	None.	None.	2,833,533	(1)
Total	None.	None.	2,833,533	(1)

(1)
Pursuant to the terms of the CommonWealth REIT 2012 Equity Compensation Plan (the "2012 Plan"), in no event shall the number of shares issued under the 2012 Plan exceed 3,000,000. Since the 2012 Plan was established in May 2012, 167,067 share awards have been granted, including 600 shares which have been forfeited since the date of grant and which, pursuant to the terms of the 2012 Plan, then were added to the shares available for issuance under the 2012 Plan.

        Payments by us to RMR are described in Notes 8 and 12 to the Notes to Consolidated Financial Statements included in Part IV, Item 15 of our Annual Report on Form 10-K for the year ended December 31, 2013.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        Unless otherwise indicated, the information set forth below is as of June 19, 2014. The following table sets forth information as of June 19, 2014 (unless otherwise indicated) regarding the beneficial ownership of our common shares (excluding any fractional shares that may be beneficially owned by such persons) by: (1) each person or entity known to us to be the beneficial owner of more than 5% of our outstanding common shares; and (2) each of our current and former executive officers and named executive officers, each of our trustee nominees individually and our executive officers and trustee nominees as a group. Unless otherwise indicated, the address of each identified person or entity is: c/o CommonWealth REIT, Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606. Also, unless otherwise indicated, we believe that each owner named below has sole voting and investment power for all our common shares shown to be beneficially owned by that person or entity. Except as set forth below, as of June 19, 2014, we do not know of any outstanding rights to acquire our shares of the type specified in Rule 13d-3(d)(1) under the Exchange Act with respect to any of the beneficial owners set forth below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Share Class(1)
Beneficial Owners of More Than 5% of Our Common Shares
The Vanguard Group, Inc.(2)	14,632,398	11.36%
Related Fund Management, LLC and Corvex Management LP(3)	11,350,500	8.81%
Macquarie Group Limited(4)	9,640,931	7.48%
BlackRock, Inc.(5)	8,385,568	6.51%
Fir Tree Inc.(6)	7,153,113	5.55%
Executive Officers
David Helfand(7)	—	*
David S. Weinberg(8)	—	*
Orrin S. Shifrin(9)	—	*
Adam D. Portnoy(10)	68,573	*
John C. Popeo(11)	41,000	*
David M. Lepore(12)	33,750	*
Trustee Nominees
Sam Zell(13)	—	*
James S. Corl	—	*
Martin L. Edelman	—	*
Edward A. Glickman	—	*
Peter Linneman	—	*
James L. Lozier, Jr.	—	*
Mary Jane Robertson	—	*
Kenneth Shea	—	*
Gerald A. Spector	—	*
James A. Star(14)	—	*
All Current Executive Officers And Trustee Nominees As A Group (thirteen persons)	—	*

*
Less than 1% of our common shares.

(1)
Our Charter and Bylaws place restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of our shares. The percentages indicated are based upon the number of shares shown divided by the approximately 128,860,643 of our common shares outstanding as of June 19, 2014.

(2)
This information is as of December 31, 2013, and is based on a Schedule 13G/A filed with the SEC on February 12, 2014, by The Vanguard Group, Inc. ("Vanguard"). According to the

  Schedule 13G/A filed by Vanguard, the address of Vanguard is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. In the Schedule 13G/A filed by Vanguard, Vanguard reports beneficial ownership of 14,632,398 common shares and reports having sole voting power over 216,114 common shares, shared voting power over 73,350 common shares, sole dispositive power over 14,469,006 common shares and shared dispositive power over 163,392 common shares. Additionally, the Schedule 13G/A filed by Vanguard reports that Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 61,392 common shares as a result of its serving as investment manager of collective trust accounts. In addition, Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, is the beneficial owner of 256,722 common shares as a result of its serving as investment manager of Australian investment offerings.

(3)
This information is as of May 27, 2014, and is based solely on a Schedule 13D filed with the SEC on February 26, 2013, as amended by Amendment No. 1 thereto, filed with the SEC on February 27, 2013, by Amendment No. 2 thereto, filed with the SEC on March 4, 2013, by Amendment No. 3 thereto, filed with the SEC on March 5, 2013, by Amendment No. 4 thereto, filed with the SEC on March 11, 2013, by Amendment No. 5 thereto, filed with the SEC on March 13, 2013, by Amendment No. 6 thereto, filed with the SEC on March 15, 2013, by Amendment No. 7 thereto, filed with the SEC on March 28, 2013, by Amendment No. 8 thereto, filed with the SEC on April 12, 2013, by Amendment No. 9 thereto, filed with the SEC on April 18, 2013, by Amendment No. 10 thereto, filed with the SEC on June 20, 2013, by Amendment No. 11 thereto, filed with the SEC on June 24, 2013, by Amendment No. 12 thereto, filed with the SEC on August 8, 2013, by Amendment No. 13 thereto, filed with the SEC on November 19, 2013, by Amendment No. 14 thereto, filed with the SEC on November 25, 2013, by Amendment No. 15 thereto, filed with the SEC on February 12, 2014, by Amendment No. 16 thereto, filed with the SEC on March 27, 2014, and by Amendment No. 17 thereto, filed with the SEC on May 28, 2014 by Related and Corvex. Based on the information provided in the Schedule 13D, as amended, the managing member of Related is Related Companies; the general partner of Related Companies is The Related Realty Group, Inc. ("Realty Group"); the owner of Realty Group is Stephen M. Ross. According to the Schedule 13D as amended, the address of each of Corvex and Mr. Meister (collectively, the "Corvex Persons") is 712 Fifth Avenue, 23rd Floor, New York, New York 10019, and the address of each of Related, Related Real Estate Recovery Fund GP-A, LLC ("Related Recovery GP-A"), Related Real Estate Recovery Fund GP, L.P. ("Related Recovery GP"), Related Recovery Fund (collectively, with Related, Related Recovery GP-A and Related Recovery GP, the "Related Persons"), Related Companies, Realty Group and Mr. Ross is 60 Columbus Circle, New York, New York 10023. The Schedule 13D, as amended, filed by Related and Corvex reports that Corvex may be deemed to beneficially own 11,350,000 common shares, including, as investment manager of certain funds ("Corvex Funds"), 5,675,250 common shares held on behalf of the Corvex Funds and, by virtue of an agreement with the Related Persons, 5,675,250 common shares held on behalf of RRERF Acquisition, LLC ("RRERF"). Additionally, the Schedule 13D, as amended, filed by Related and Corvex reports that Mr. Meister may be deemed to beneficially own 11,350,000 common shares, including, by his position as a control person of the general partner of Corvex, 5,675,250 common shares held on behalf of the Corvex Funds and by virtue of an agreement with the Related Persons, 5,675,250 common shares held on behalf of RRERF. In addition, according to the Schedule 13D, as amended, filed by Related and Corvex, each of the Related Persons may be deemed to beneficially own 11,350,000 common shares, including 5,675,250 common shares held on behalf of RRERF and, by virtue of an agreement with Corvex, 5,675,250 common shares held on behalf of the Corvex Funds. Each of the Corvex Persons disclaims beneficial ownership of the 5,675,250 common shares held on behalf of RRERF and each of the Related Persons disclaims beneficial ownership of the 5,675,250 common shares held on behalf of the Corvex Funds. Amendment No. 15 to the Schedule 13D also discloses that, pursuant to an agreement between Related Recovery Fund and Corvex and EGI-CW, a wholly-owned subsidiary of an investment firm founded by Sam Zell (such agreement, the "EGI Agreement"), (A) Corvex has granted to

  EGI-CW an option (the "Corvex Option") to purchase from Corvex (i) up to 1,190,476 common shares at a price per share of $21 and (ii) up to 833,333 common shares at a price per share of $24; and (B) Related Recovery Fund has granted to EGI-CW an option (the "Related Option" and, together with the Corvex Option, the "Options") to purchase from Related Recovery Fund (i) up to 1,190,476 common shares at a price per share of $21 and (ii) up to 833,333 common shares at a price per share of $24. On March 26, 2014, the day after the removal of our prior trustees at our special meeting, these Options became exercisable by EGI-CW. According to the Schedule 13D filed on May 28, 2014, the EGI Agreement terminated in accordance with its terms, provided that the Options will continue in effect and can be exercised until July 22, 2014 and the indemnification provisions would survive termination of the agreement. For a description of the terms of the EGI Agreement, see "Proposal 4: Reimbursement of Expenses to Related and Corvex—Agreement Among Corvex and Entities Associated with Related and Equity Group."

(4)
This information is as of December 31, 2013, and is based solely on the Schedule 13G jointly filed with the SEC on February 14, 2014 by Macquarie Group Limited, Macquarie Bank Limited, Macquarie Investment Management Limited, Delaware Management Holdings, Inc. and Delaware Management Business Trust. Based on the information provided in that Schedule 13G, the principal business address of Macquarie Group Limited, Macquarie Bank Limited and Macquarie Investment Management Limited is No.1 Martin Place Sydney, New South Wales, Australia. The principal business address of Delaware Management Holdings, Inc. and Delaware Management Business Trust is 2005 Market Street, Philadelphia, Pennsylvania 19103.

(5)
This information is as of December 31, 2013, and is based solely on a Schedule 13G/A filed with the SEC on February 10, 2014, by BlackRock, Inc. ("BlackRock"). Based on the information provided in that Schedule 13G/A, the address of BlackRock is 40 East 52nd Street, New York, New York 10022, and BlackRock, which reports beneficial ownership of 8,385,568 common shares, sole power to vote 7,894,916 common shares and sole power to dispose of 8,385,568 common shares, is the parent holding company for certain subsidiaries that have acquired our common shares and that are listed in that Schedule 13G/A.

(6)
This information is as of December 31, 2013, and is based solely on the Schedule 13G filed with the SEC on February 13, 2014 by Fir Tree Inc. Based on the information provided in that Schedule 13G, the principal business address of Fir Tree Inc. is 505 Fifth Avenue, 23rd Floor, New York, New York 10017.

(7)
Excludes the options to purchase an aggregate of 4,047,618 shares that were granted by Related Recovery Fund and Corvex to EGI-CW pursuant to the EGI Agreement. See "Proposal 4: Reimbursement of Expenses to Related and Corvex—Agreement Among Corvex and Entities Associated with Related and Equity Group" above for a more detailed discussion of these options. EGI-CW is indirectly controlled by Chai Trust Company, LLC, an Illinois limited liability company ("Chai"). Mr. Helfand is neither an officer nor a director of Chai, and does not have voting or dispositive power over such options, and therefore disclaims beneficial ownership thereof, except to the extent of his pecuniary interest therein.

(8)
Excludes the options to purchase an aggregate of 4,047,618 shares that were granted by Related Recovery Fund and Corvex to EGI-CW pursuant to the EGI Agreement. See "Proposal 4: Reimbursement of Expenses to Related and Corvex—Agreement Among Corvex and Entities Associated with Related and Equity Group" above for a more detailed discussion of these options. EGI-CW is indirectly controlled by Chai. Mr. Weinberg is neither an officer nor a director of Chai, and does not have voting or dispositive power over such options, and therefore disclaims beneficial ownership thereof, except to the extent of his pecuniary interest therein.

(9)
Excludes the options to purchase an aggregate of 4,047,618 shares that were granted by Related Recovery Fund and Corvex to EGI-CW pursuant to the EGI Agreement. See "Proposal 4: Reimbursement of Expenses to Related and Corvex—Agreement Among Corvex and Entities Associated with Related and Equity Group" above for a more detailed discussion of these options. EGI-CW is indirectly controlled by Chai. Mr. Shifrin is neither an officer nor a director of Chai, and does not have voting or dispositive power over such options, and therefore disclaims beneficial ownership thereof, except to the extent of his pecuniary interest therein.

(10)
This information is as of May 23, 2014, the date on which Mr. Portnoy resigned as our President. As of May 23, 2014, Senior Housing Properties Trust ("SNH") beneficially owned 250,000 of our common shares. RMR is the manager of SNH, and Messrs. Barry Portnoy and Adam Portnoy own all of the outstanding shares of Reit Management & Research Trust ("RMR Trust"), the sole member of RMR. RMR and Messrs. Barry Portnoy and Adam Portnoy, in their respective positions as the Chairman and a director of RMR and the Chairman, majority beneficial owner and a trustee of RMR Trust and as the President and Chief Executive Officer and a director of RMR, and the President and Chief Executive Officer, a beneficial owner and a trustee of RMR Trust, may be deemed to have beneficial ownership of the common shares owned by SNH; however, each disclaims beneficial ownership of these common shares. None of the 250,000 common shares beneficially owned by SNH are included in the common shares listed as beneficially owned by Mr. Adam Portnoy. The amount of our common shares disclosed above as beneficially owned by Mr. Adam Portnoy also includes 20,473.65 common shares owned by RMR, of which RMR Trust is the sole member.

(11)
This information is as of May 23, 2014, the date on which Mr. Popeo resigned as our Treasurer and Chief Financial Officer.

(12)
This information is as of May 23, 2014, the date on which Mr. Lepore resigned as our Chief Operating Officer and Senior Vice President.

(13)
Excludes the options to purchase an aggregate of 4,047,618 shares that were granted by Related and Corvex to EGI-CW pursuant to the EGI Agreement. See "Proposal 4: Reimbursement of Expenses to Related and Corvex" above for a more detailed discussion of these options. EGI-CW is indirectly controlled by Chai. Mr. Zell is neither an officer nor a director of Chai, and does not have voting or dispositive power over such options, and therefore disclaims beneficial ownership thereof, except to the extent of his pecuniary interest therein.

(14)
Excludes the options to purchase an aggregate of 4,047,618 shares that were granted by Related Recovery Fund and Corvex to EGI-CW pursuant to the EGI Agreement. See "Proposal 4: Reimbursement of Expenses to Related and Corvex—Agreement Among Corvex and Entities Associated with Related and Equity Group" above for a more detailed discussion of these options. EGI-CW is indirectly controlled by Chai. Mr. Star is neither an officer nor a director of Chai, and does not have voting or dispositive power over such options, and therefore disclaims beneficial ownership thereof, except to the extent of his pecuniary interest therein.

Section 16(a) Beneficial Ownership Reporting Compliance

        Executive officers, trustees and certain persons who own more than 10% of our outstanding common shares are required by Section 16(a) of the Exchange Act and related regulations:

  •
  to file reports of their ownership of such common shares with the SEC; and

  •
  to furnish us with copies of the reports.

        Based solely upon a review of Forms 3 and 4 and amendments thereto and written representations furnished to us during the most recent fiscal year, no person who at any time during the fiscal year was a director, officer, or beneficial owner or more than 10% of any class of our equity securities failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        The following discussion includes a description of our related person transactions since January 1, 2013 and our approval policy for related person transactions. Certain of these related person transactions, and their approvals, occurred prior to the election of our current trustees at the Special Meeting and the appointment of our current executive officers at the Special Meeting. The disclosure below under "—Former Policy for Review, Approval or Ratification of Transactions with Related Persons" and "—Related Person Transactions Prior to the Special Meeting" describes our related person transactions and approvals that occurred before the Special Meeting and has been copied from the Amended Form 10-K, except for certain immaterial changes.

 Review and Approval or Ratification of Transactions with Related Persons

        Following the election of our current trustees at the Special Meeting the Board amended and restated certain of our policies, including our Code of Business Conduct and Ethics and the Related Party Transaction Policy. Our Code of Business Conduct and Ethics prohibits trustees and executive officers from engaging in transactions that may result in a conflict of interest with us. However, the Code of Business Conduct and Ethics allows exceptions to this prohibition, but only if a majority of the disinterested trustees approve the transaction or the transaction has otherwise been approved pursuant to our Related Party Transaction Policy. According to our Related Party Transaction Policy and our Audit Committee's charter, our Audit Committee must review any transaction involving a trustee, officer or 5% shareholder that may create a conflict of interest. The Audit Committee must either approve or reject the transaction or refer the transaction to the full Board, excluding any interested trustees.

        Our Corporate Governance Guidelines and Code of Business Conduct and Ethics are available on our website, www.cwhreit.com.

Related Person Transactions following the Special Meeting

Equity Group

        Effective June 1, 2014, we entered into a one-year license agreement with Equity Group to use office space on the sixth floor at Two North Riverside Plaza in Chicago, Illinois. The license fee is $185,631 for the year. The license fee includes the non-exclusive use of additional areas on the sixth floor (such as conference rooms and common areas), certain administrative services (such as mail room services and reception desk staffing), office equipment, office furniture, supplies, licensee's share of building operating expenses and real estate taxes and access to one parking space. The license expires on May 31, 2015, unless terminated earlier in accordance with the terms of the license. Mr. Zell, our Chairman, is the Chairman and Chief Executive Officer of Equity Group, and Mr. Helfand, our President, Chief Executive Officer, interim Chief Financial Officer and interim Treasurer, is the Co-President of Equity Group.

        Effective June 1, 2014, we entered into a one-year lease with one 3-month renewal option with Two North Riverside Plaza Joint Venture Limited Partnership, an entity associated with Mr. Zell, our Chairman, to occupy office space on the fourteenth floor at Two North Riverside Plaza in Chicago, Illinois. The initial term of the lease expires on May 31, 2015. The lease payment is $155,036 for the initial term.

Related and Corvex

        On June 10, 2014, our Audit Committee and Board recommended to shareholders the reimbursement of $33.5 million of expenses incurred by Related and Corvex since February 2013 in connection with their consent solicitations to remove our prior trustees from the Board and elect a new slate of nominees and to engage in related litigation, subject to the terms described in "Proposal 4: Reimbursement of Expenses to Related and Corvex." Related and Corvex each currently own approximately 4.4%, or approximately 8.8% in the aggregate, of our common shares as of June 19, 2014. As more fully described above in "Proposal 4: Reimbursement for Expenses to Related and Corvex," Related and Corvex have stated that they have incurred approximately $33.5 million in expenses from, among other things, engaging in litigation, preparing and making various SEC filings and investor presentations, engaging third parties, such as proxy solicitors, interfacing with proxy advisory firms and other related actions. Payment of the reimbursement of these expenses is subject to shareholder approval, which is being sought in Proposal 4 at the Annual Meeting, and the other terms described in Proposal 4.

Former Policy for Review, Approval or Ratification of Transactions with Related Persons

        Prior to the election of our current trustees and adoption of our current governance policies, our Board had approved certain policies for the review, approval or ratification of transactions with related persons. These prior policies are described in the disclosure below, which has been copied from the Amended Form 10-K, except for certain immaterial changes. Following the Special Meeting our current trustees adopted the related party approval policy described above, which supersedes the policy described below.

        A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

        A "related person" means any person who is, or at any time during the applicable period was:

  •
  our trustee, or a nominee for trustee or our executive officer of the Company;

  •
  known to us to be the beneficial owner of more than 5% of the outstanding common shares;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the trustee, nominee for trustee, executive officer or more than 5% beneficial owner of common shares, and any person (other than a tenant or employee) sharing the household of such trustee, nominee for trustee, executive officer or more than 5% beneficial owner of common shares; and

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

        The Board previously adopted written Governance Guidelines that address the consideration and approval of any related person transactions. Under the Governance Guidelines that were in effect through June 5, 2014, we could not enter into any transaction in which any trustee or executive officer, any member of the immediate family of any trustee or executive officer or any other related person, had or would have a direct or indirect material interest unless that transaction had been disclosed or made known to the Board and the Board reviewed and approved or ratified the transaction by the affirmative vote of a majority of the disinterested trustees, even if the disinterested trustees constituted less than a quorum. If there were no disinterested trustees, the transaction had to be reviewed and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested trustees or Independent Trustees, as the case may be, had to also act in accordance with any applicable provisions of our Charter and applicable Maryland law. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested trustees at the time or otherwise in accordance with our policies and Charter. In the case of transactions with the Company by RMR employees (other than trustees and executive officers) subject to our Code of Business Conduct and Ethics, the employee was required to seek approval from an executive officer of the Company who had no interest in the matter for which approval is being requested.

Related Person Transactions prior to the Special Meeting

        The transactions described below were approved prior to the Special Meeting by our former trustees in accordance with our former policies, as described above. The disclosure below has been copied from the Amended Form 10-K, except for certain immaterial changes.

RMR

        As of December 31, 2013, we had no employees. Personnel and various services we require to operate our business are provided to us by RMR. We have two agreements with RMR to provide management and administrative services to us: (1) a business management agreement, which relates to our business generally, and (2) a property management agreement, which relates to our property level operations.

        One of our former Managing Trustees, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR. Our other former Managing Trustee and former President, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and an owner, President, Chief Executive Officer and a director of RMR. Each of our other former executive officers, Messrs. Popeo and Lepore, is also an officer of RMR. GOV's and SIR's executive officers are officers of RMR. Two of the former five Independent Trustees also serve as independent trustees of other public companies to which RMR provides management services. Messrs. Barry and Adam Portnoy serve as managing trustees of those companies. In addition, officers of RMR serve as officers of those companies.

        The Board historically gave the Compensation Committee authority to act on our behalf with respect to our management agreements with RMR. The charter of the Compensation Committee required the committee to annually review the terms of these agreements, evaluate RMR's performance under the agreements and determine whether to renew, amend or terminate the management agreements. The current charter of the Compensation Committee does not give the Compensation Committee the same authority.

        In 2013, the Compensation Committee retained FTI Consulting, Inc., a nationally recognized compensation consultant experienced in REIT compensation programs ("FTI"), to assist the committee in developing the terms of the incentive fee payable to RMR under our business management agreement with RMR beginning in 2014. In connection with retaining this consultant, the Compensation Committee determined that the consultant did not have any conflicts of interest which would prevent the consultant from advising the Compensation Committee.

        On December 19, 2013, we and RMR entered into an amended and restated business management agreement, effective with respect to services performed on and after January 1, 2014. Under the terms of this amended and restated business management agreement:

  •
  The amount of the base management fee to be paid to RMR by the Company for each applicable period will be equal to the lesser of:

  •
  the sum of (a) 0.7% of the average historical cost of our real estate investments during such period up to $250.0 million, plus (b) 1.0% of the average historical cost of our real estate investments located outside the United States, Puerto Rico and Canada during such period, plus (c) 0.5% of the average historical cost of our real estate investments during such period exceeding $250.0 million and the average historical cost of our real estate investments located outside the United States, Puerto Rico and Canada combined; and

    •
    the sum of (a) 0.7% of the average closing price per common share on the NYSE, during such period, multiplied by the average number of common shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of our preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of our consolidated indebtedness during such period, or, together, the Average Market Capitalization, up to $250.0 million, plus (b) 1.0% of the average historical cost of our real estate investments located outside the United States, Puerto Rico and Canada during such period, plus (c) 0.5% of the Average Market Capitalization exceeding $250.0 million and the average historical cost of our real estate investments located outside the United States, Puerto Rico and Canada during such period combined.

    The average historical cost of our real estate investments will include our consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar noncash reserves.

  •
  The base management fee will be paid monthly to RMR, ninety percent (90%) in cash and ten percent (10%) in common shares, which shall be fully-vested when issued. The number of common shares to be issued in payment of the base management fee for each month will be equal to the value of 10% of the total base management fee for that month divided by the average daily closing price of the common shares during that month.

  •
  The incentive management fee which may be earned by RMR for an annual period will be an amount, subject to certain limitations and adjustments, equal to 12% of the product of (a) our equity market capitalization and (b) the amount (expressed as a percentage) by which the total returns realized by the holders of the common shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the SNL Office REIT Index, for the relevant measurement period.

  •
  The incentive management fee is payable in common shares, with one-third of the common shares issued in payment of an incentive management fee vested on the date of issuance, and the remaining two-thirds vesting thereafter in two equal annual installments.

  •
  RMR and certain eligible transferees of common shares issued in payment of the base management fee or incentive management fee are entitled to demand registration rights, exercisable not more frequently than twice per year, and to "piggy-back" registration rights, with certain expenses to be paid by the Company. We and applicable selling shareholders also have agreed to indemnify each other (and their officers, trustees, directors and controlling persons) against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), in connection with any such registration.

        The terms of the amended and restated business management agreement described above were approved by our former Compensation Committee and the terms of the incentive fee were developed by the former Compensation Committee in consultation with FTI.

        For 2013, our business management agreement provided for the base business management fee to be paid to RMR at an annual rate equal to the sum of (a) 0.7% of the historical cost of our real estate investments, as described in the business management agreement, located in the United States, Puerto Rico or Canada, for the first $250.0 million of such investments, and 0.5% thereafter, plus (b) 1.0% of the historical cost of our real estate investments located outside the United States, Puerto Rico and Canada. In addition, for 2013, our business management agreement provided for RMR to be paid an incentive fee equal to 15% of the product of (i) the weighted average of the common shares outstanding on a fully diluted basis during a fiscal year and (ii) the excess, if any, of the FFO Per Share, as defined in the business management agreement, for such fiscal year over the FFO Per Share for the preceding fiscal year. Our investments in GOV and SIR, which are described below, were not counted for purposes of determining the business management fees payable by the Company to RMR, however we reported the business management fees payable to RMR by SIR in its consolidated 2013 results until we deconsolidated our investment in SIR on July 2, 2013. We and SIR (while SIR was our consolidated subsidiary) recognized on a consolidated basis business management fees of $43.3 million for 2013. No incentive fee was paid by us to RMR for 2013.

        Our property management agreement with RMR provides for management fees equal to 3.0% of gross collected rents and construction supervision fees equal to 5.0% of construction costs. The aggregate property management and construction supervision fees the Company and SIR (while SIR was our consolidated subsidiary) recognized on a consolidated basis were $32.5 million for 2013.

        MacarthurCook Fund Management Limited ("MacarthurCook"), previously provided us with business and property management services related to our Australian properties. Our contract with MacarthurCook terminated on January 31, 2013, and on that date we entered into a business and property management agreement (the "Australia Management Agreement"), with RMR Australia Asset Management Pty Limited ("RMR Australia"), for the benefit of CWH Australia Trust (formerly the MacarthurCook Industrial Property Fund), our subsidiary ("CWHAT"). The terms of the Australia Management Agreement are substantially similar to the terms of the management agreement we have had with MacarthurCook. RMR Australia is owned by our former Managing Trustees and it has been granted an Australian financial services license by the Australian Securities & Investments Commission. The Australia Management Agreement provides for compensation to RMR Australia for business management and real estate investment services at an annual rate equal to 0.5% of the average historical cost of CWHAT's real estate investments, as described in the Australia Management Agreement. The Australia Management Agreement also provides for additional compensation to RMR Australia (i) for property management services at an annual rate equal to 50% of the difference between 3.0% of collected gross rents and the aggregate of all amounts paid or payable by or on behalf of CWHAT to third party property managers, and (ii) for construction supervision services at an annual rate equal to 50% of the difference between 5.0% of constructions costs and any amounts paid to third parties for construction management and/or supervision. Similar our prior arrangement with respect to fees we paid to MacarthurCook, RMR has agreed to waive half of the fees payable by us under our property management agreement with RMR and half of the business management fees otherwise payable by us under our business management agreement with RMR related to real estate investments that are subject to the Australia Management Agreement for so long as the Australia Management Agreement is in effect and we or any of our subsidiaries are paying the fees under that agreement. The Australia Management Agreement was approved by the Compensation Committee, which was at the time comprised solely of Independent Trustees. The estimated aggregate business and property management fees we recognized pursuant to the Australia Management Agreement during 2013 were $1.6 million, which amount is equal to fees under the business and property management agreements waived by RMR and excluded from the amounts that were payable to RMR during 2013.

        For January 2013, with respect to our investments in Australia, RMR agreed to waive half of the fees payable by us under our property management agreement and half of the business management fees related to real estate investments located outside of the United States, Puerto Rico and Canada, so long as our business and property management agreement with MacarthurCook with respect to those investments was in effect and we or any of our subsidiaries were paying fees under that agreement. MacarthurCook earned approximately $0.2 million in January 2013 with respect to our Australian properties, which amount is equal to the fees waived by RMR and excluded from the amounts that were payable to RMR during that period.

        RMR also provides internal audit services to us in return for our share of the total internal audit costs incurred by RMR for us and other publicly owned companies managed by RMR and its affiliates, which amounts are subject to approval by the Compensation Committee. The Audit Committee was responsible for appointing our Director of Internal Audit. The Company's and SIR's (while SIR was our consolidated subsidiary) share of RMR's costs of providing this internal audit function was, on a consolidated basis, approximately $0.3 million for 2013. These allocated costs are in addition to the business and property management fees we and SIR paid to RMR.

        We are generally responsible for all of our operating expenses, including certain expenses incurred by RMR on its behalf. We are generally not responsible for payment of RMR's employment, office or administration expenses incurred to provide management services to us, except for the employment and related expenses of RMR employees who provide on-site property management services and our share of the staff employed by RMR who perform our internal audit function. Pursuant to our amended and restated business management agreement, RMR may from time to time negotiate on our behalf with certain third party vendors and suppliers for the procurement of services to us. As part of this arrangement, we may enter agreements with RMR and other companies to which RMR provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

        The current terms of both our amended and restated business management agreement with RMR and our property management agreement with RMR end on December 31, 2014 and automatically renew for successive one year terms unless we or RMR give notice of non-renewal before the end of an applicable term. We or RMR may terminate either agreement upon 60 days' prior written notice, and RMR may also terminate the property management agreement upon five business days' notice if we undergo a change of control, as defined in the property management agreement. As of the date hereof, no notices of termination have been given or received under the RMR agreements.

        Under our amended and restated business management agreement with RMR, we acknowledge that RMR may engage in other activities or businesses and act as the manager to any other person or entity (including other REITs) even though such person or entity has investment policies and objectives similar to those of the Company and that we are not entitled to preferential treatment in receiving information, recommendations and other services from RMR. When the business management agreement was amended and restated on December 19, 2013, a right of first offer provision was eliminated that had provided that, with certain exceptions, if we determined to offer for sale or other disposition any real property that, at such time, is of a type within the investment focus of another REIT to which RMR provides management services, we would first offer that property for purchase or disposition to that REIT and negotiate in good faith for such purchase or disposition.

        RMR also leases from us office space for eleven of its regional offices. We earned approximately $0.8 million in rental income from RMR in 2013 with respect to approximately 32,500 square feet of office space, which we believe represents commercially reasonable rent for this office space, not all of which was leased to RMR for the entire period. These leases are terminable by RMR if our management agreements with RMR are terminated.

        Under our share award plan, we granted restricted shares to certain employees of RMR, some of whom were our officers. We granted a total of 73,450 restricted shares with an aggregate value of $1.7 million to such persons in 2013, based upon the closing price of the common shares on the NYSE on the date of grant. All unvested restricted share grants vested upon the removal of all of the trustees comprising our Board. These share grants to RMR employees were in addition to the fees we paid to RMR. On occasion, we entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of restricted shares previously granted to them under our share award plan. Additionally, each of our former President, Treasurer and Chief Financial Officer and Senior Vice President and Chief Operating Officer

received grants of restricted shares of other companies to which RMR provides management services, including GOV and SIR, in their capacities as officers of RMR.

GOV

        GOV was formerly our 100% owned subsidiary. Our former Managing Trustees are also managing trustees of GOV. RMR provides management services to both the Company and GOV.

        In 2009, GOV completed an initial public offering pursuant to which GOV ceased to be our majority owned subsidiary. In connection with this offering, we and GOV entered into a transaction agreement that governs our separation from and relationship with GOV. Pursuant to this transaction agreement, among other things, we and GOV agreed that, so long as we own in excess of 10% of GOV's outstanding common shares, we and GOV engage the same manager or we and GOV have any common managing trustees: (i) we will not acquire ownership of properties that are majority leased to government tenants, unless a majority of GOV's independent trustees who are not also our trustees have determined GOV not make the acquisition; (ii) GOV will not acquire ownership of office or industrial properties that are not majority leased to government tenants, unless a majority of our Independent Trustees who are not also GOV's trustees have determined we not make the acquisition; and (iii) GOV will have a right of first refusal to acquire any property owned by us that we determine to divest if the property is then majority leased to a government tenant, which right of first refusal will also apply in the event of an indirect sale of any such properties as a result of a change of control of the Company. The provisions described in (i) and (ii) do not prevent GOV from continuing to own and lease its current properties or properties otherwise acquired by GOV that cease to be majority leased to government tenants following the termination of government tenancies; and, similarly, the provisions described in (i) and (ii) also do not prohibit us from leasing our current or future properties to government tenants. The Company and GOV also agreed that disputes arising under the transaction agreement may be resolved by binding arbitration.

        On March 15, 2013, we sold all of our 9,950,000 common shares of GOV in a public offering for net proceeds (after deducting underwriters' discounts and commissions and expenses) of $239.6 million and we realized a gain of $66.3 million. In connection with this public offering, on March 11, 2013, we entered into a registration agreement with GOV under which we agreed to pay all expenses incurred by GOV relating to the registration and sale of its GOV common shares. We incurred $0.3 million of reimbursements payable to GOV pursuant to this agreement. In addition, under the registration agreement, GOV agreed to indemnify us and our officers, trustees and controlling persons, and we agreed to indemnify GOV and its officers, trustees and controlling persons, against certain liabilities related to the public offering, including liabilities under the Securities Act; and we and GOV agreed to reimburse payments that the other may make in respect of those liabilities.

SIR

        SIR was formerly our 100% owned subsidiary. We are SIR's largest shareholder and, until July 2, 2013, SIR was one of our consolidated subsidiaries. As of April 30, 2014, we owned 22,000,000 common shares of SIR, which represented approximately 44.1% of SIR's then-outstanding common shares. Our former Managing Trustees are also managing trustees of SIR and our former Treasurer and Chief Financial Officer also serves as the treasurer and chief financial officer of SIR. In addition, one of our former Independent Trustees is an independent trustee of SIR. RMR provides management services to both the Company and SIR.

        On March 12, 2012, SIR completed an initial public offering (the "SIR IPO"). In connection with the SIR IPO, we and SIR entered into a transaction agreement that governs our separation from and relationship with SIR. The transaction agreement provides that, among other things, (i) the current assets and liabilities of the 79 properties that we transferred to SIR, as of the time of closing of the

SIR IPO, were settled between the Company and SIR so that we will retain all pre-closing current assets and liabilities and SIR will assume all post-closing current assets and liabilities and (ii) SIR will indemnify us with respect to any liability relating to any property transferred by us to SIR, including any liability which relates to periods prior to SIR's formation, other than the pre-closing current assets and current liabilities that we retained with respect to the 79 transferred properties.

        On March 25, 2013, we entered into a registration agreement with SIR, pursuant to which SIR agreed to, among other things, file a registration statement with respect to an offering of up to all of the 22,000,000 common shares of SIR that we own, and we agreed to pay all expenses incurred by SIR relating to the registration and sale of the shares in an offering. SIR's obligation to register the shares for resale in an offering is subject to certain conditions and may be terminated in certain circumstances, in each case, as described in the registration agreement. We incurred $0.6 million of reimbursements payable to SIR pursuant to this agreement. SIR agreed to indemnify us and our officers, trustees and controlling persons, and we agreed to indemnify SIR and its officers, trustees and controlling persons, against certain liabilities in connection with an offering, including liabilities under the Securities Act; and the Company and SIR agreed to reimburse payments that the other may make in respect of those liabilities. SIR has an effective registration statement on Form S-3, which permits resales of SIR's shares by selling shareholders, pursuant to which, and subject to the terms of the registration agreement, we may be able to sell our SIR common shares in a registered offering. The registration agreement may be terminated by SIR, at its option, upon our change of control. A change of control of the Company, as defined in the registration agreement, occurred upon the removal of all of our then-trustees on March 25, 2014. On March 31, 2014, SIR gave notice to us of termination of the registration agreement.

AIC

        The Company, RMR, GOV, SIR and four other companies to which RMR provides management services each currently own 12.5% of Affiliates Insurance Company ("AIC"), an Indiana insurance company. A majority of our former trustees, and most of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. Our former Governance Guidelines provide that any material transaction between the Company and AIC shall be reviewed, authorized and approved or ratified by the affirmative votes of both a majority of the Board and a majority of our Independent Trustees. The shareholders agreement among us, the other shareholders of AIC and AIC includes arbitration provisions for the resolution of disputes.

        As of December 31, 2013, we had invested approximately $5.2 million in AIC since AIC's formation in 2008. SIR, our former consolidated subsidiary, became a shareholder of AIC during 2012. We and SIR (while SIR was our consolidated subsidiary) recognized income on a consolidated basis of approximately $0.5 million related to our and SIR's investment in AIC for 2013. In June 2013, we and the other shareholders of AIC purchased a one-year property insurance policy providing $500.0 million of coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts. We paid AIC a premium, including taxes and fees, of approximately $6.0 million in connection with that policy, which amount may be adjusted from time to time as we acquire or dispose of properties that are included in the policy. In the past, we have periodically considered the possibilities for expanding our insurance relationships with AIC to include other types of insurance. By participating in this insurance business with RMR and the other companies to which RMR provides management services, we expect that we may benefit financially by possibly reducing our insurance expenses or by realizing our pro rata share of any profits of this insurance business.

        On March 25, 2014, as a result of the removal, without cause, of all of our former trustees, we underwent a change in control, as defined in the shareholders agreement among us, the other shareholders of AIC and AIC. In April 2014, as a result of this change in control and in accordance with the terms of the shareholders agreement, the other shareholders of AIC provided notice of exercise of their right to purchase the 20,000 shares of AIC we then owned. On May 9, 2014, as a result of the change in control and in accordance with the terms of the shareholders agreement, the other shareholders of AIC purchased pro rata all the shares we owned for an aggregate purchase price of approximately $5.78 million. The repurchase of our AIC shares has not affected our current participation in the AIC property insurance program, which is scheduled to expire in June 2014, unless renewed.

Indemnification and Directors' and Officers' Liability Insurance

        In July 2013, we, RMR, GOV, SIR and three other companies to which RMR provides management services purchased a combined directors' and officers' liability insurance policy for non-indemnifiable claims providing $10.0 million in aggregate primary non-indemnifiable coverage and $5.0 million in aggregate excess coverage. We paid a premium of approximately $0.1 million in connection with this policy.

        Pursuant to the Charter and separate indemnification agreements, we have advanced amounts incurred for legal fees and costs on behalf of certain of our current and former trustees and officers with respect to the legal proceedings we previously disclosed in our Form 10-K for the year ended December 31, 2013. Pursuant to indemnification provisions in our business and property management agreements with RMR, we have also advanced amounts incurred for legal fees and costs on behalf of RMR for claims brought against RMR in its capacity as our business and property manager with respect to certain legal proceedings we previously disclosed in the Form 10-K for the year ended December 31, 2013. We incurred approximately $30.4 million in such legal fees and costs in 2013, including our costs.

        The foregoing descriptions of our agreements with RMR, GOV, SIR and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Amended Form 10-K. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website at www.sec.gov.

MISCELLANEOUS

Other Matters to Come Before the Annual Meeting

        No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.

Shareholder Proposals and Nominations for the 2015 Annual Meeting of Shareholders

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Exchange Act at our 2015 annual meeting of shareholders must be received at our principal executive offices on or before February 22, 2015, in order to be considered for inclusion in our proxy statement for our 2015 annual meeting of shareholders, provided that if we hold our 2015 annual meeting on a date that is more than 30 days before or after June 30, 2015, shareholders must submit proposals for inclusion in our 2015 proxy statement within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials unless conditions specified in the rule are met.

        In addition, any shareholder who wishes to propose a nominee to the Board or propose any other business to be considered by the shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Article II, Section 12 of our Bylaws, which are on file with the SEC and may be obtained from Investor Relations upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the shareholders for the 2015 annual meeting must be received no earlier than January 24, 2015 and no later than 5:00 p.m., Central Time, on February 23, 2015. However, in the event that the 2015 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the Annual Meeting, notice by the shareholder to be timely must be received no earlier than the 150th day prior to the date of the meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of the meeting or the tenth day following the date of the first public announcement of the meeting.

Householding of Annual Meeting Materials

        Some banks, brokers and other record holders of our common shares may participate in the practice of "householding" proxy statements, annual reports and Notices of Internet Availability of those documents. This means that, unless shareholders give contrary instructions, only one copy of our proxy statement, annual report or Notice of Internet Availability may be sent to multiple shareholders in each household. We will promptly deliver a separate copy of any of those documents to you if you write to us at Investor Relations, CommonWealth REIT, Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606, or call us at (312) 646-2801. If you want to receive separate copies of our proxy statement, annual report or Notice of Internet Availability in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact us at the above address or telephone number.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 30, 2014

        This Proxy Statement and our 2013 Annual Report are available on our website at www.cwhreit.com. In addition, our shareholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand.

        Additional copies of this Proxy Statement and our Annual Report will be furnished to our shareholders upon written request to the Corporate Secretary at the mailing address for our executive offices set forth on the first page of this Proxy Statement. If requested by eligible shareholders, we will provide copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2013, as amended, for a reasonable fee.

By Order of the Board of Trustees

Orrin S. Shifrin Executive Vice President, General Counsel and Secretary

Chicago, Illinois
June 23, 2014

EXHIBIT A-I: PROPOSED AMENDED AND RESTATED CHARTER

A-I

 EXHIBIT A-I

COMMONWEALTH REIT

Fourth Amendment and Restatement of Declaration of Trust
As Amended and Restated on July 31, 2014

Page
ARTICLE I THE TRUST; DEFINITIONS		A-I-1
1.1	Name	A-I-1
1.2	Places of Business	A-I-1
1.3	Nature of Trust	A-I-1
1.4	Legal Ownership of Trust Estate	A-I-2
1.5	Definitions	A-I-2
ARTICLE II TRUSTEES		A-I-3
2.1	Number, Term of Office and Qualifications of Trustees	A-I-3
2.2	Compensation and Other Remuneration	A-I-4
2.3	Resignation, Removal and Death of Trustees	A-I-4
2.4	Vacancies	A-I-4
2.5	Successor and Additional Trustees	A-I-4
2.6	Actions by Trustees	A-I-4
2.7	Committees	A-I-5
ARTICLE III TRUSTEES' POWERS		A-I-5
3.1	Power and Authority of Trustees	A-I-5
3.2	Bylaws	A-I-5
ARTICLE IV INVESTMENT POLICY AND POLICIES WITH RESPECT TO CERTAIN DISTRIBUTIONS TO SHAREHOLDERS		A-I-5
ARTICLE V THE SHARES AND SHAREHOLDERS		A-I-6
5.1	Description of Shares	A-I-6
5.2	Certificates	A-I-7
5.3	Fractional Shares	A-I-7
5.4	Shares Deemed Personal Property	A-I-7
5.5	Share Record; Issuance and Transferability of Shares	A-I-8
5.6	Dividends or Distributions to Shareholders	A-I-8
5.7	Transfer Agent, Dividend Disbursing Agent and Registrar	A-I-8
5.8	Shareholders' Meetings	A-I-9
5.9	Quorum	A-I-9
5.10	Voting Rights of Shareholders	A-I-9
5.11	Written Consent of Shareholders	A-I-10
5.12	Proxies	A-I-10
5.13	Fixing Record Date	A-I-10
5.14	Notice to Shareholders	A-I-10
ARTICLE VI RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES		A-I-10
6.1	Definitions	A-I-10
6.2	Restrictions on Ownership	A-I-12
6.3	Transfer of Shares	A-I-15
6.4	Costs, Expenses and Compensation of Charitable Trustee and the Trust	A-I-17
6.5	Transactions on a National Securities Exchange	A-I-18
6.6	Enforcement	A-I-18
6.7	Non-Waiver	A-I-18
6.8	Enforceability	A-I-18
ARTICLE VII LIABILITY OF TRUSTEES, SHAREHOLDERS, OFFICERS, EMPLOYEES AND AGENTS, AND OTHER MATTERS		A-I-18

A-I-i

Page
7.1	Limitation of Liability of Shareholders, Trustees, Officers, Employees and Agents for Obligations of the Trust	A-I-18
7.2	Express Exculpatory Clauses and Instruments	A-I-18
7.3	Limitation of Liability of Trustees, Officers, Employees and Agents to the Trust and to Shareholders for Acts and Omissions	A-I-18
7.4	Indemnification and Reimbursement of Expenses	A-I-19
7.5	Right of Trustees, Officers, Employees and Agents to Own Shares or Other Property and to Engage in Other Business	A-I-19
7.6	Transactions Between Trustees, Officers, Employees or Agents and the Trust	A-I-19
7.7	Persons Dealing with Trustees, Officers, Employees or Agents	A-I-19
7.8	Reliance	A-I-19
ARTICLE VIII DURATION, AMENDMENT AND TERMINATION OF TRUST		A-I-20
8.1	Duration of Trust	A-I-20
8.2	Termination of Trust	A-I-20
8.3	Amendment Procedure	A-I-20
8.4	Amendments Effective	A-I-21
8.5	Transfer to Successor	A-I-21
ARTICLE IX MISCELLANEOUS		A-I-21
9.1	Applicable Law	A-I-21
9.2	Index and Headings for Reference Only	A-I-21
9.3	Successors in Interest	A-I-21
9.4	Inspection of Records	A-I-21
9.5	Counterparts	A-I-21
9.6	Provisions of the Trust in Conflict with Law or Regulations: Severability	A-I-21
9.7	Certifications	A-I-22

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 FOURTH AMENDMENT AND RESTATEMENT OF DECLARATION OF TRUST OF
COMMONWEALTH REIT

As Amended and Restated on July 31, 2014

        CommonWealth REIT, a Maryland real estate investment trust (the "Trust") desires to amend and restate its Declaration of Trust (as so amended and restated, the "Declaration"). The amendment and restatement of the Declaration as herein set forth has been declared advisable by the Board of Trustees and approved by the Shareholders of the Trust as required by law and by this Declaration.

WITNESSETH:

        WHEREAS, the Trustees desire to create a trust for the principal purpose of investing in real property and interests therein; and

        WHEREAS, the Trustees desire that such trust qualify as a "real estate investment trust" under the REIT Provisions of the Internal Revenue Code, and under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland; and

        WHEREAS, in furtherance of such purpose the Trust intends to acquire certain real property and interests therein and to hold, manage and dispose of all such property in the manner hereinafter stated and as determined from time to time by the Trustees; and

        WHEREAS, it is proposed that the beneficial interest in the Trust be divided into transferable Shares of Beneficial Interest, evidenced by certificates therefore, as hereinafter provided;

        NOW, THEREFORE, it is hereby declared that the following provisions are all the provisions of the Declaration as hereby amended and restated.

ARTICLE I
THE TRUST; DEFINITIONS

        1.1    Name.     The name of the Trust created by this Declaration of Trust shall be "CommonWealth REIT" and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name. The Trustees may, at any time, without any action by the Shareholders, amend the Declaration of Trust to change the name of the Trust.

        1.2    Places of Business.     The Trust shall maintain an office in Maryland at CT Corporation or such other place in Maryland as the Trustees may determine from time to time. The Resident Agent of the Trust at such office shall be The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland, 21202. The Trust may change such Resident Agent from time to time as the Trustees shall determine. The Trust may have such other offices or places of business within or without the State of Maryland as the Trustees may from time to time determine.

        1.3    Nature of Trust.     The Trust shall be a real estate investment trust within the meaning of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland. It is also intended that the Trust shall carry on a business as a "real estate investment trust" as described in the REIT Provisions of the Internal Revenue Code. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as a general partnership, limited partnership, joint venture, corporation or joint stock company (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code) nor shall the Trustees or Shareholders or any of them for any purpose be, nor be deemed to be, nor be treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers. The relationship of the Shareholders to the Trust shall be solely that of beneficiaries of the Trust in accordance with the rights conferred upon them by this Declaration.

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        1.4    Legal Ownership of Trust Estate.     Legal title of the Trust Estate shall be vested in the Trust, but it may cause legal title to the Trust Estate to be held by or in the name of any or all of the Trustees or any other Person as nominee, in which case any right, title or interest of the Trustees in and to the Trust Estate shall automatically vest in successor and additional Trustees upon their qualification and acceptance of election or appointment as Trustees, and they shall thereupon have all the rights and obligations of Trustees, whether or not conveyancing documents have been executed and delivered pursuant to Section 2.3 or otherwise. Written evidence of the qualification and acceptance of election or appointment of successor and additional Trustees may be filed with the records of the Trust and in such other offices, agencies or places as the Trust or Trustees may deem necessary or desirable.

        1.5    Definitions.     The terms defined in this Section 1.5., wherever used in this Declaration, shall, unless the context otherwise requires, have the respective meanings hereinafter specified. Whenever the singular number is used in this Declaration and when permitted by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa. Where applicable, calculations to be made pursuant to any such definition shall be made in accordance with generally accepted accounting principles as in effect from time to time except as otherwise provided in such definition.

          (a)    Affiliate.    "Affiliate" shall mean, as to any Person, (i) any other Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any other Person that owns beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, general partner or trustee of such Person or of any Person controlling, controlled by or under common control with such Person (excluding trustees who are not otherwise an Affiliate of such Person).

          (b)    Bylaws.    "Bylaws" shall have the meaning set forth in Section 3.3.

          (c)    Declaration.    "Declaration" or "this Declaration" shall mean this Declaration of Trust, as amended, restated or modified from time to time. References in this Declaration to "herein" and "hereunder" shall be deemed to refer to this Declaration and shall not be limited to the particular text, article or section in which such words appear.

          (d)    Exchange Act.    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (e)    Internal Revenue Code.    "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as now enacted or hereafter amended, or successor statutes and applicable rules and regulations thereunder.

          (f)    Maryland REIT Law:    "Maryland REIT Law" shall mean Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as in effect from time to time, or any successor thereto.

          (g)    Mortgage Loans.    "Mortgage Loans" shall mean notes, debentures, bonds and other evidences of indebtedness or obligations, whether negotiable or non-negotiable, and which are secured or collateralized by Mortgages.

          (h)    Mortgages.    "Mortgages" shall mean mortgages, deeds of trust or other security interests in Real Property.

          (i)    Person.    "Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts and other entities and governments and agencies and political subdivisions thereof.

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          (j)    Real Property.    "Real Property" shall mean and include land leasehold interests (including but not limited to interests of a lessor or lessee therein), rights and interests in land, and in any buildings, structures, improvements, furnishings and fixtures located on or used in connection with land or interests therein, but does not include investments in Mortgages, Mortgage Loans or interests therein.

          (k)    REIT.    "REIT" shall mean a real estate investment trust as defined in the REIT Provisions of the Internal Revenue Code.

          (l)    REIT Provisions of the Internal Revenue Code.    "REIT Provisions of the Internal Revenue Code" shall mean Parts II and III of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code or any successor provision.

          (m)    Securities.    "Securities" shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

          (n)    Shareholders.    "Shareholders" shall mean as of any particular time all holders of record of outstanding Shares at such time.

          (o)    Shares.    "Shares" or, as the context may require, "shares" shall mean the shares of beneficial interest of the Trust as described in Section 5.1 hereof.

          (p)    Trust.    "Trust" shall mean the Trust created by this Declaration.

          (q)    Trustees.    "Trustees" shall mean, as of any particular time, the individuals who have been duly elected and qualify as Trustees as of the date hereof as long as they hold office hereunder and additional and successor Trustees who have been duly elected and qualify hereunder, and shall not include the officers, employees or agents of the Trust or the Shareholders. Nothing herein shall be deemed to preclude the Trustees from also serving as officers, employees or agents of the Trust or owning Shares.

          (r)    Trust Estate.    "Trust Estate" shall mean as of any particular time any and all property, real, personal or otherwise, tangible or intangible, which is transferred, conveyed or paid to or purchased by the Trust or Trustees and all rents, income, profits and gains therefrom and which at such time is owned or held by or for the Trust or the Trustees.

ARTICLE II
TRUSTEES

        2.1    Number, Term of Office and Qualifications of Trustees.     The number of Trustees initially shall be eleven (11), which number may thereafter be increased or decreased by the Trustees then in office from time to time; however, the total number of Trustees shall be not less than three (3) and not more than thirteen (13). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term. At each annual meeting of Shareholders beginning at the annual meeting of Shareholders in 2014, all Trustees shall be elected to hold office for a term of one year. The Trust may not elect to be subject to the provisions of Section 3-803 of the Maryland General Corporation Law, or otherwise provide for the Trustees of the Trust to be divided into classes pursuant to Title 3, Subtitle 8 of the MGCL, unless such election is first approved by the affirmative vote of not less than a majority of the Shares then outstanding and entitled to vote thereon. Trustees may be re-elected any number of times. Each Trustee shall hold office until the election and qualification of his or her successor. There shall be no cumulative voting in the election of Trustees. A Trustee shall be an individual at least twenty-one (21) years of age who is not under legal disability.

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Unless otherwise required by law, no Trustee shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustees in their capacity as Trustees shall not be required to devote their entire time to the business and affairs of the Trust.

        The names of the current Trustees who will serve until their successors are elected and qualify are as follows: James Corl (Group I), Edward Glickman (Group I), Peter Linneman (Group II), James Lozier (Group II), Kenneth Shea (Group II), Sam Zell (Group III) and David Helfand (Group III). The four vacancies on the Board of Trustees as of the time this Fourth Amendment and Restatement of Declaration of Trust is filed shall be filled by the Shareholders at the 2014 annual meeting of Shareholders in accordance with Sections 5.8 and 5.10.

        2.2    Compensation and Other Remuneration.     The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees as the Trustees may determine from time to time. The Trustees and Trust officers shall be entitled to receive remuneration for services rendered to the Trust in any other capacity.

        2.3    Resignation, Removal and Death of Trustees.     A Trustee may resign at any time by giving written notice to the remaining Trustees at the principal office of the Trust. Such resignation shall take effect on the date specified in such notice, without need for prior accounting. A Trustee may be removed at any time with or without cause by vote or consent of holders of Shares representing two-thirds of the total votes authorized to be cast by Shares then outstanding and entitled to vote thereon. A Trustee judged incompetent or bankrupt, or for whom a guardian or conservator has been appointed, shall be deemed to have resigned as of the date of such adjudication or appointment. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust property held in his name, shall account to the remaining Trustees as they require for all property which he holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee or the estate of the deceased Trustee, as the case may be.

        2.4    Vacancies.     If any or all the Trustees cease to be Trustees hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trustee or Trustees (even though fewer than three (3)) may exercise the powers of the Trustees hereunder. Vacancies (including vacancies created by increases in number) may be filled by the remaining Trustee or by a majority of the remaining Trustees or by the Shareholders in accordance with Sections 5.8 and 5.10. If at any time there shall be no Trustees in office, successor Trustees shall be elected by the Shareholders as provided in Sections 5.8 and 5.10. Any Trustee elected to fill a vacancy created by the resignation, removal or death of a former Trustee shall hold office for the unexpired term of such former Trustee.

        2.5    Successor and Additional Trustees.     The right, title and interest, if any, of the Trustees in and to the Trust Estate shall also vest in successor and additional Trustees upon their qualification, and they shall thereupon have all the rights and obligations of Trustees hereunder. Such right, title and interest, if any, shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to Section 2.3 or otherwise. Appropriate written evidence of the election and qualification of successor and additional Trustees shall be filed with the records of the Trust and in such other offices or places as the Trustees may deem necessary, appropriate or desirable.

        2.6    Actions by Trustees.     The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be a majority of the Trustees. Unless specifically provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consents of all Trustees, which consents shall be filed with the records of meetings of the Trustees. Any action or actions

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permitted to be taken by the Trustees in connection with the business of the Trust may be taken pursuant to authority granted by a meeting of the Trustees conducted by a telephone conference call, and the transaction of Trust business represented thereby shall be of the same authority and validity as if transacted at a meeting of the Trustees held in person or by written consent. The minutes of any Trustees' meeting held by telephone shall be prepared in the same manner as a meeting of the Trustees held in person. Any agreement, deed, mortgage, lease or other instrument or writing executed by one or more of the Trustees or by any authorized Person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees or as provided in the Bylaws.

        With respect to the actions of the Trustees, Trustees who have, or are Affiliates of Persons who have, any direct or indirect interest in or connection with any matter being acted upon may be counted for all quorum purposes under this Section 2.6 and, subject to the provisions of Section 7.6, may vote on the matter as to which they or their Affiliates have such interest or connection.

        2.7    Committees.     The Trustees may appoint an audit committee and such other standing committees as the Trustees determine. Each standing committee shall consist of one or more members. The Trustees may appoint a standing committee consisting of at least one Trustee and one or more non-Trustee members. Each committee shall have such powers, duties and obligations as the Board of Trustees may delegate thereto as it deems necessary or appropriate. The standing committees shall report their activities periodically to the Trustees.

ARTICLE III
TRUSTEES' POWERS

        3.1    Power and Authority of Trustees.     The Trustees, subject only to the specific limitations contained in this Declaration, shall have, without further or other authorization, and free from any power or control on the part of the Shareholders, full, absolute and exclusive power, control and authority over the Trust Estate and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right, and may do all such acts and things as in their sole judgment and discretion are necessary for or incidental to or desirable for the carrying out of or conducting the business of the Trust. Any construction of this Declaration or any determination made in good faith by the Trustees as to the purposes of the Trust or the existence of any power or authority hereunder shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of the grant of powers and authority to the Trustees. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid powers or the general powers or authority or any other specified power or authority conferred herein upon the Trustees.

        3.2    Bylaws.     The Trustees may make or adopt and from time to time amend or repeal Bylaws (the "Bylaws") not inconsistent with law or with this Declaration, containing provisions relating to the business of the Trust and the conduct of its affairs and in such Bylaws may define the duties of the officers, employees and agents of the Trust.

ARTICLE IV
INVESTMENT POLICY AND POLICIES WITH RESPECT TO CERTAIN
DISTRIBUTIONS TO SHAREHOLDERS

        The fundamental investment policy of the Trust is to make investments in such a manner as to comply with the REIT Provisions of the Internal Revenue Code and with the requirements of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the composition of the Trust's investments and the derivation of its income. The Trustees shall use their reasonable best efforts to carry out this fundamental investment policy and to conduct the affairs of the Trust in such a manner as to continue to qualify the Trust for the tax treatment provided in the REIT

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Provisions of the Internal Revenue Code; provided, however, that no Trustee, officer, employee or agent of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Internal Revenue Code. The Board of Trustees may change from time to time, by resolution or in the Bylaws of the Trust, such investment policies as it determines to be in the best interest of the Trust, including prohibitions or restrictions upon certain types of investments.

ARTICLE V
THE SHARES AND SHAREHOLDERS

        5.1    Description of Shares.    The interest of the Shareholders shall be divided into 400,000,000 shares of beneficial interest which shall be known collectively as "Shares," all of which shall be validly issued, fully paid and non-assessable by the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of share dividend or share split. There shall be two classes of Shares: 50,000,000 shares of one such class shall be known as "Preferred Shares" and 350,000,000 shares of the other such class shall be known as "Common Shares," each such class having $0.01 par value per share. Each holder of Shares shall as a result thereof be deemed to have agreed to and be bound by the terms of this Declaration. The Shares may be issued for such consideration as the Trustees shall deem advisable. The Trustees are hereby expressly authorized at any time, and from time to time, to provide for issuance of Shares upon such terms and conditions and pursuant to such agreements as the Trustees may determine. The Trustees are hereby expressly authorized at any time, and from time to time, without Shareholder approval, to amend this Declaration to increase or decrease the aggregate number of Shares or the number of Shares of any class that the Trust has authority to issue.

        The Trustees are hereby expressly authorized at any time, and from time to time, without Shareholder approval, to set (or change if such class has previously been established) the par value, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms, or conditions of redemption, of any unissued Preferred Shares, and such Preferred Shares may further be divided by the Trustees into classes or series.

        Except as otherwise determined by the Trustees with respect to any class or series of Preferred Shares, the holders of Shares shall be entitled to the rights and powers hereinafter set forth in this Section 5.1: The holders of Shares shall be entitled to receive, when and as declared from time to time by the Trustees out of any funds legally available for the purpose, such dividends or distributions as may be declared from time to time by the Trustees. In the event of the termination of the Trust pursuant to Section 8.1 or otherwise, or upon the distribution of its assets, the assets of the Trust available for payment and distribution to Shareholders shall be distributed ratably among the holders of Shares at the time outstanding in accordance with Section 8.2. All Shares shall have equal non-cumulative voting rights at the rate of one vote per Share, and equal dividend, distribution, liquidation and other rights, and shall have no preference, conversion, exchange, sinking fund or redemption rights. Absent a contrary written agreement of the Trust authorized by the Trustees, and notwithstanding any other determination by the Trustees with respect to any class or series of Preferred Shares, no holder of Shares or Preferred Shares shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of Shares of any class whatsoever of the Trust, or of securities convertible into any shares of any class whatsoever of the Trust, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

        Notwithstanding any other provision of this Declaration, the Board of Trustees may cause the outstanding Common Shares to be reverse split in order to meet listing requirements of the principal securities exchange on which the Common Shares are listed for trading or for any other purpose the Board of Trustees by unanimous vote determines to be in the best interest of the Trust. A reverse split may be accomplished by any lawful means, including by any means available to a Maryland business corporation or by redeeming Shares pro rata or issuing new Shares in exchange for outstanding Shares

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in a manner so that the par value of the Common Shares are adjusted pro rata; e.g., if two outstanding Common Shares are exchanged for one new Common Share, then the par value of the new Shares shall be two times the current par value.

        5.2    Certificates.    At the election of the Trust, ownership of Shares may be evidenced by certificates in such form as the Trustees shall from time to time approve, specifying the number of Shares of the applicable class held by such Shareholder. Subject to Section 5.5 hereof, such certificates shall be treated as negotiable and title thereto and to the Shares represented thereby shall be transferred by delivery thereof to the same extent in all respects as a stock certificate, and the Shares represented thereby, of a Maryland business corporation. Unless otherwise determined by the Trustees, such certificates shall be signed by an authorized officer of the Trust and shall be countersigned by a transfer agent, and registered by a registrar if any, and such signatures may be facsimile signatures in accordance with Section 3.2(d) hereof. There shall be filed with each transfer agent a copy of the form of certificate so approved by the Trustees, certified by the Chairman, President, or Secretary, and such form shall continue to be used unless and until the Trustees approve some other form.

        In furtherance of the provisions of Section 5.1 hereof, each certificate evidencing Shares shall contain a legend imprinted thereon to substantially the following effect or such other legend as the Trustees may from time to time adopt:

    REFERENCE IS MADE TO THE DECLARATION OF TRUST OF THE TRUST FOR A STATEMENT OF ALL THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF EACH CLASS OR SERIES OF SHARES THAT THE TRUST IS AUTHORIZED TO ISSUE, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES OF ANY PREFERRED OR SPECIAL CLASS OF SHARES IN SERIES, TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE TRUSTEES TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. ANY SUCH STATEMENT SHALL BE FURNISHED WITHOUT CHARGE ON REQUEST TO THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE. IF NECESSARY TO EFFECT COMPLIANCE BY THE TRUST WITH REQUIREMENTS OF THE INTERNAL REVENUE CODE RELATING TO REAL ESTATE INVESTMENT TRUSTS, THE SHARES EVIDENCED BY THIS CERTIFICATE MAY BE REDEEMED BY THE TRUST AND/OR THE TRANSFER THEREOF MAY BE PROHIBITED ALL UPON THE TERMS AND CONDITIONS SET FORTH IN THE DECLARATION OF TRUST. THE TRUST WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

        5.3    Fractional Shares.    In connection with any issuance of Shares, the Trustees may issue fractional Shares or may adopt provisions for the issuance of scrip including without limitation, the time within which any such scrip must be surrendered for exchange into full Shares and the rights, if any, of holders of scrip upon the expiration of the time so fixed, the rights, if any, to receive proportional distributions, and the rights, if any, to redeem scrip for cash, or the Trustees may in their discretion, or if they see fit at the option of, each holder, provide in lieu of scrip for the adjustment of the fractions in cash. The provisions of Section 5.2 hereof relative to certificates for Shares shall apply so far as applicable to such scrip, except that such scrip may in the discretion of the Trustees be signed by a transfer agent alone.

        5.4    Shares Deemed Personal Property.    The Shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth or provided for in this Declaration. The death, insolvency or incapacity of a Shareholder shall not dissolve or terminate the Trust or affect its continuity nor give his legal representative any rights whatsoever, whether against or

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in respect of other Shareholders, the Trustees or the Trust Estate or otherwise, except the sole right to demand and, subject to the provisions of this Declaration, the Bylaws and any requirements of law, to receive a new certificate for Shares registered in the name of such legal representative, in exchange for the certificate held by such Shareholder.

        5.5    Share Record; Issuance and Transferability of Shares.    Records shall be kept by or on behalf of and under the direction of the Trustees, which shall contain the names and addresses of the Shareholders, the number of Shares held by them respectively, and the numbers of the certificates representing the Shares, and in which there shall be recorded all transfers of Shares. The Trust, the Trustees and the officers, employees and agents of the Trust shall be entitled to deem the Persons in whose names certificates are registered on the records of the Trust to be the absolute owners of the Shares represented thereby for all purposes of the Trust; but nothing herein shall be deemed to preclude the Trustees or officers, employees or agents of the Trust from inquiring as to the actual ownership of Shares. Until a transfer is duly effected on the records of the Trust, the Trustees shall not be affected by any notice of such transfer, either actual or constructive.

        Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing upon delivery to the Trustees or a transfer agent of the certificate or certificates therefor, properly endorsed or accompanied by duly executed instruments of transfer and accompanied by all necessary documentary stamps together with such evidence of the genuineness of each such endorsement, execution or authorization and of other matters as may reasonably be required by the Trustees or such transfer agent. Upon such delivery, the transfer shall be recorded in the records of the Trust and a new certificate for the Shares so transferred shall be issued to the transferee and in case of a transfer of only a part of the Shares represented by any certificate, a new certificate for the balance shall be issued to the transferor. Any Person becoming entitled to any Shares in consequence of the death of a Shareholder or otherwise by operation of law shall be recorded as the holder of such Shares and shall receive a new certificate therefor but only upon delivery to the Trustees or a transfer agent of instruments and other evidence required by the Trustees or the transfer agent to demonstrate such entitlement, the existing certificate for such Shares and such releases from applicable governmental authorities as may be required by the Trustees or transfer agent. In case of the loss, mutilation or destruction of any certificate for shares, the Trustees may issue or cause to be issued a replacement certificate on such terms and subject to such rules and regulations as the Trustees may from time to time prescribe. Nothing in this Declaration shall impose upon the Trustees or a transfer agent a duty, or limit their rights, to inquire into adverse claims.

        5.6    Dividends or Distributions to Shareholders.    The Trustees may from time to time declare and pay to Shareholders such dividends or distributions in cash, property or assets of the Trust or Securities issued by the Trust, out of current or accumulated income, capital, capital gains, principal, interest, surplus, proceeds from the increase or financing or refinancing of Trust obligations, or from the sale of portions of the Trust Estate or from any other source as the Trustees in their discretion shall determine. Shareholders shall have no right to any dividend or distribution unless and until declared by the Trustees. The Trustees shall furnish the Shareholders with a statement in writing advising as to the source of the funds so distributed not later than ninety (90) days after the close of the fiscal year in which the distribution was made.

        5.7    Transfer Agent, Dividend Disbursing Agent and Registrar.    The Trustees shall have power to employ one or more transfer agents, dividend disbursing agents and registrars and to authorize them on behalf of the Trust to keep records to hold and to disburse any dividends or distributions and to have and perform, in respect of all original issues and transfers of Shares, dividends and distributions and reports and communications to Shareholders, the powers and duties usually had and performed by transfer agents, dividend disbursing agents and registrars of a Maryland business corporation.

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        5.8    Shareholders' Meetings.    There shall be an annual meeting of the Shareholders, at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Trustees shall be elected and any other proper business may be conducted. Special meetings of Shareholders may be called by the chief executive officer of the Trust or by a majority of the Trustees and shall be called by the chief executive officer of the Trust upon the written request of Shareholders holding in the aggregate not less than ten percent (10%) of the total votes authorized to be cast by the outstanding Shares of the Trust entitled to vote at such meeting in the manner provided in the Bylaws. If there shall be no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Notice of any special meeting shall state the purposes of the meeting. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws. At any reconvened session of the meeting at which there shall be a quorum, any business may be transacted at the meeting as originally noticed.

        5.9    Quorum.    The holders of Shares entitled to vote at the meeting representing a majority of the total number of votes authorized to be cast by Shares then outstanding and entitled to vote on any question present in person or by proxy shall constitute a quorum at any such meeting for action on such question.

        5.10    Voting Rights of Shareholders.

          (a)   Subject to the provisions of any class or series of Shares then outstanding or as otherwise required by law, the Shareholders shall be entitled to vote only on the following matters: (i) election of Trustees as provided in Section 5.10(c) and the removal of Trustees as provided in Section 2.3; (ii) amendment of this Declaration as provided in Section 8.3; (iii) termination of the Trust as provided in Section 8.1 or 8.5; (iv) the merger or consolidation of the Trust or a share exchange; provided that the Shareholders shall not be entitled to vote on a merger of the Trust that may be approved pursuant to the provisions of the Maryland REIT Law by a majority of the entire Board of Trustees without a vote of the Shareholders and, provided further that, if a shareholder vote is required pursuant to the provisions of the Maryland REIT Law, such merger, consolidation or share exchange shall be approved by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote thereon (notwithstanding the higher vote required by Maryland REIT Law), (v) the transfer (as such term is defined in the Maryland General Corporation Law) of all or substantially all of the Trust Estate; provided that such transfer shall be approved by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote thereon; and provided further that the Trust shall be permitted to transfer or otherwise dispose of all or substantially all of the Trust Estate without the approval of the Shareholders by means of a distribution to Shareholders or in a disposition, immediately following which the Trust continues to own, directly or indirectly, substantially all of the ownership interests in the transferees of all or substantially all of the Trust Estate, (vi) consolidation of the Trust with one or more other entities into a new entity, provided that such consolidation shall be approved by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote thereon, (vii) such other matters with respect to which the Board of Trustees has adopted a resolution declaring advisable or recommending a proposal and directing that the matter be submitted to the Shareholders for consideration and (viii) such other matters as may be properly brought before a meeting by a Shareholder pursuant to the Bylaws.

          (b)   Any matters for which the proportion of votes is not specified in Section 5.10(a) or 5.10(e) hereof shall be authorized by the affirmative vote of the holders of Shares representing a majority of the total number of votes cast by Shares then outstanding and entitled to vote thereon, unless a different vote is required by law, this Declaration, or the Bylaws of the Trust.

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          (c)   Subject to the provisions of any class or series of Shares then outstanding or as otherwise required by law, each outstanding Share entitled to vote, regardless of class, shall be entitled to one vote on each matter presented to Shareholders.

          (d)   With the exception of the election and removal of Trustees in accordance with this Declaration and the Bylaws of the Trust and any matter as may be properly brought before a meeting by a Shareholder pursuant to the Bylaws and applicable laws, no action that would bind the Trust and the Trustees may be taken without the prior recommendation of the Trustees. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Board of Trustees.

          (e)   At all elections of Trustees, voting by Shareholders shall be conducted under the non-cumulative method and the election of Trustees shall be by the affirmative vote of the holders of Shares representing a majority of the total number of votes cast by shares then outstanding and entitled to vote thereon; provided, however, the election of a Trustee in a contested election, which is an election in which the number of nominees for election is greater than the number to be elected at the meeting, shall be by the affirmative vote of Shares representing a plurality of the total number of share votes cast by Shares then outstanding and entitled to vote thereon.

        5.11    Written Consent of Shareholders.    Whenever Shareholders are required or permitted to take any action (unless a vote at a meeting is specifically required as in Section 8.1), such action may be taken without a meeting by written consents setting forth the action so taken, signed by the holders, as of any record date established for such action in accordance with the Bylaws, of a majority (or such higher percentage as may be specified by applicable law or in this Declaration) of the total number of votes authorized to be cast by shares then outstanding and entitled to vote thereon deliver a consent setting forth such action in writing or by electronic transmission in accordance with any procedures set forth in the Bylaws.

        5.12    Proxies.    Whenever the vote or consent of a Shareholder entitled to vote is required or permitted under this Declaration, such vote or consent may be given either directly by such Shareholder or by a proxy in the form prescribed in, and subject to the provisions of, the Bylaws. The Trustees may solicit such proxies from the Shareholders or any of them entitled to vote in any matter requiring or permitting the Shareholders' vote or consent.

        5.13    Fixing Record Date.    The Bylaws may provide for fixing or, in the absence of such provision, the Trustees may fix, in advance, a date as the record date for determining the Shareholders entitled to notice of or to vote at any meeting of Shareholders or to express consent to any proposal without a meeting or for the purpose of determining Shareholders entitled to receive payment of any dividend or distribution (whether before or after termination of the Trust), or for any other purpose.

        5.14    Notice to Shareholders.    Any notice of meeting or other notice, communication or report to any Shareholder shall be deemed duly delivered to such Shareholder when such notice, communication or report is deposited, with postage thereon prepaid, in the United States mail, addressed to such Shareholder at his address as it appears on the records of the Trust or is delivered in person to such Shareholder.

ARTICLE VI
RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES

        6.1    Definitions.    For the purpose of this Article VI, the following terms shall have the following meanings:

          "Beneficial Ownership" shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include, but not be limited to, interests that would be treated as owned through the application of Section 544 of the Internal

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  Revenue Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Internal Revenue Code. The terms "Beneficial Owner", "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

          "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.3(g), provided that each such organization shall be described in Sections 501(c)(3), 170(b)(1)(A) (other than clause (vii) or (viii) thereof) and 170(c)(2) of the Internal Revenue Code and contributions to each such organization shall be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Internal Revenue Code.

          "Charitable Trust" shall mean any trust provided for in Sections 6.2(a)(ii) and 6.3(a).

          "Charitable Trustee" shall mean each Person, unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust from time to time to serve as a trustee of a Charitable Trust as provided by Section 6.3(a).

          "Common Shares" shall mean the common shares of beneficial interest designated as such in the Declaration.

          "Constructive Ownership" shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include any interests that would be treated as owned through the application of Section 318(a) of the Internal Revenue Code, as modified by Section 856(d)(5) of the Internal Revenue Code. The terms "Constructive Owner", "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

          "Excepted Holder" shall mean a shareholder of the Trust for whom an Excepted Holder Limit is created by the Board of Trustees pursuant to Section 6.2(e).

          "Excepted Holder Limit" shall mean, provided that and only so long as the affected Excepted Holder complies with all of the requirements established by the Board of Trustees pursuant to Section 6.2(e), the percentage limit established by the Board of Trustees.

          "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Market Price" with respect to Shares on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal consolidated transaction reporting system with respect to such Shares, or if such Shares are not listed or admitted to trading on any National Securities Exchange, the last sale price in the over the counter market, or if no trading price is available for such Shares, the fair market value of such Shares as determined in good faith by the Board of Trustees.

          "National Securities Exchange" means an exchange registered with the SEC under Section 6(a) of the Exchange Act, as amended, supplemented or restated from time to time, and any successor to such statute.

          "Ownership Limit" shall mean (a) with respect to Common Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the Common Shares outstanding at the time of determination and (b) with respect to any other class or series of Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the Shares of such class or series outstanding at the time of determination.

          "Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts and other entities and governments and agencies and political subdivisions thereof and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

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          "Preferred Shares" shall mean any class or series of preferred shares of beneficial interest designated as such in the Declaration.

          "Prohibited Owner" shall mean any Person who, but for the provisions of Section 6.2(a), would Beneficially Own or Constructively Own Shares in excess of the Ownership Limit, and if appropriate in the context, shall also mean any Person who would have been the holder of record in the books of the Trust or the Trust's transfer agent of Shares that the Prohibited Owner would have so owned.

          "REIT" shall mean a "real estate investment trust" within the meaning of Section 856 of the Internal Revenue Code.

          "Shares" shall mean the shares of beneficial interest of the Trust.

          "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event (or any agreement to take any such actions or cause any such events) that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive distributions on Shares, including, without limitation, (a) any change in the capital structure of the Trust which has the effect of increasing the total equity interest of any Person in the Trust, (b) a change in the relationship between two or more Persons which causes a change in ownership of Shares by application of Section 544 of the Internal Revenue Code, as modified by Section 856(h) of the Internal Revenue Code, or by application of Section 318(a) of the Internal Revenue Code, as modified by Section 856(d)(5) of the Internal Revenue Code, (c) the grant or exercise of any option or warrant (or any disposition of any option or warrant, or any event that causes any option or warrant not theretofore exercisable to become exercisable), pledge, security interest or similar right to acquire Shares, (d) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right, and (e) transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares, in each case, whether voluntary or involuntary, whether owned of record or Beneficially Owned or Constructively Owned, and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

        6.2    Restrictions on Ownership.

          (a)    Ownership Limitations.

            (i)    Basic Restrictions.    (A) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Ownership Limit, (B) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder, (C) no Person shall Beneficially Own or Constructively Own Shares to the extent that (i) such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust being "closely held" within the meaning of Section 856(h) of the Internal Revenue Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (ii) such Beneficial or Constructive Ownership of Shares would result in the Trust otherwise failing to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Internal Revenue Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Internal Revenue Code), or (D) subject to Section 6.5, notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of a National Securities Exchange or automated inter-dealer quotation system) that, if effective, would result in Shares being beneficially owned by less than

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    one-hundred (100) Persons (determined under the principles of Section 856(a)(5) of the Internal Revenue Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

            (ii)    Transfer in Trust or Voided Transfer.    If any Transfer of Shares occurs (whether or not such Transfer is the result of a transaction entered into through the facilities of a National Securities Exchange or automated inter-dealer quotation system) which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Sections 6.2(a)(i)(A), 6.2(a)(i)(B) or 6.2(a)(i)(C), as applicable, then the Board of Trustees shall be authorized and empowered to deem (and if so deemed, such action and result shall be deemed to occur and the officers of the Trust shall be authorized to take such actions in the name and on behalf of the Trust authorized by the Board of Trustees to effectuate the same): (A) that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Sections 6.2(a)(i)(A), 6.2(a)(i)(B) or 6.2(a)(i)(C) (rounded upward to the nearest whole share, and such excess shares, including as so rounded, the "Excess Shares") to be automatically transferred to a Charitable Trust or Charitable Trusts for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such determination of such Transfer or at such other time determined by the Board of Trustees, and such Person shall acquire no rights in the Excess Shares; or (B) to the fullest extent permitted by law, the Transfer of Excess Shares to be void ab initio, in which case, the intended transferee shall acquire no rights in the Excess Shares.

            (iii)    Cooperation.    The shareholder that would otherwise qualify as a Prohibited Owner absent the application of the provisions of Section 6.2(a)(ii) shall use best efforts and take all actions necessary or requested by the Trust to cooperate with effecting the actions taken by the Board of Trustees pursuant to Section 6.2(a)(ii), including, without limitation, informing the Trust where any Excess Shares may be held and instructing its agents to cooperate in the prompt implementation and effectuation of the actions so taken by the Board of Trustees.

          (b)    Remedies for Breach.    If the Board of Trustees or any duly authorized committee thereof shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 6.2(a)(i) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 6.2(a)(i) (whether or not such violation is intended), the Board of Trustees or a committee thereof may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or the Trust's transfer agent or instituting proceedings to enjoin such Transfer or other event. This Section 6.2(b) shall not in any way limit the provisions of Section 6.2(a)(ii).

          (c)    Notice of Restricted Transfer.    Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.2(a)(i), or any Person who would have owned Excess Shares, shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Trust such other information as the Trust may request.

          (d)    Owners Required to Provide Information.    Every shareholder of five percent (5%) or more of the Shares of any series or class outstanding at the time of determination, within thirty (30) days after the end of each taxable year and also within three (3) Business Days after a request from the Trust, shall give written notice to the Trust stating the name and address of such owner, the number of Shares Beneficially Owned, and a description of the manner in which such Shares

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  are held; provided that a shareholder who holds Shares as nominee for another Person, which other Person is required to include in gross income the distributions received on such Shares (an "Actual Owner"), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the shareholder is nominee. Each such shareholder and each Actual Owner shall provide to the Trust such additional information as the Trust may request in order to determine the Trust's status as a REIT, to determine the Trust's compliance with other applicable laws or requirements of any governmental authority or to ensure compliance with the Ownership Limit. Each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the shareholder) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust's status as a REIT, to determine the Trust's compliance with other applicable laws or requirements of any governmental authority and to comply with requirements of any taxing authority or other governmental authority or to determine such compliance.

          (e)    Exceptions.

              (i)  The Board of Trustees, in its sole discretion, may grant to any Person who makes a request therefor an exception to the Ownership Limit (or one or more elements thereof) with respect to the ownership of any series or class of Shares, subject to the following conditions and limitations: (A) the Board of Trustees shall have determined, in its discretion, that: (1) assuming such Person would Beneficially or Constructively Own the maximum amount of Common Shares and Preferred Shares permitted as a result of the exception to be granted and (2) assuming that all other Persons who would be treated as "individuals" for purposes of Section 542(a)(2) of the Internal Revenue Code (determined taking into account Section 856(h)(3)(A) of the Internal Revenue Code) would Beneficially or Constructively Own the maximum amount of Common Shares and Preferred Shares permitted under this Article VI (taking into account any exception, waiver, or exemption granted under this Section 6.2(e) to (or with respect to) such Persons), the Trust would not be "closely held" within the meaning of Section 856(h) of the Internal Revenue Code (assuming that the ownership of Shares is determined during the second half of a taxable year) and would not otherwise fail to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Internal Revenue Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Internal Revenue Code); and (B) such Person provides to the Board of Trustees, for the benefit of the Trust, such representations and undertakings, if any, as the Board of Trustees may, in its discretion, determine to be necessary in order for it to make the determination that the conditions set forth in Section 6.2(e)(i)(A) of this Article have been and/or will continue to be satisfied (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person with respect to the Beneficial or Constructive Ownership of one or more other classes or series of Shares not subject to the exception), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will give rise to the application of the remedies set forth in Sections 6.2(a)(ii) and 6.2(b) of this Article with respect to Shares held in excess of the Ownership Limit or the Excepted Holder Limit (as may be applicable) with respect to such Person (determined without regard to the exception granted such Person under this Section 6.2(e)(i)). If a member of the Board of Trustees requests that the Board of Trustees grant an exception pursuant to this Section 6.2(e) with respect to such member, or with respect to any other Person if such member of the Board of Trustees would be considered to be the Beneficial Owner or Constructive Owner of Shares owned by such other Person, such member of the Board of

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    Trustees shall not participate in the decision of the Board of Trustees as to whether to grant any such exception.

             (ii)  Prior to granting any exception or exemption pursuant to Section 6.2(e), the Board of Trustees may require a ruling from the IRS or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees, in its sole and absolute discretion as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT; provided, however, that the Board of Trustees shall not be obligated to require obtaining a favorable ruling or opinion in order to grant an exception hereunder.

            (iii)  Subject to Section 6.2(a)(i)(C), an underwriter or initial purchaser that participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement as determined by the Board of Trustees.

        6.3    Transfer of Shares.

          (a)    Ownership in Trust.    Upon any purported Transfer or other event described in Section 6.2(a)(ii) that results in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee or trustees, as applicable, of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries (except to the extent otherwise provided in Section 6.3(e)). Such transfer to the Charitable Trustee shall be deemed to be effective as of the time provided in Section 6.2(a)(ii). Any Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 6.3(g) of this Article.

          (b)    Status of Shares Held by a Charitable Trustee.    Shares held by a Charitable Trustee shall be issued and outstanding Shares of the Trust. The Prohibited Owner shall:

              (i)  have no rights in the Shares held by the Charitable Trustee;

             (ii)  not benefit economically from ownership of any Shares held in trust by the Charitable Trustee (except to the extent otherwise provided in Section 6.3(e) of this Article);

            (iii)  have no rights to dividends or other distributions;

            (iv)  not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust; and

             (v)  have no claim, cause of action or other recourse whatsoever against the purported transferor of such Shares.

          (c)    Dividend and Voting Rights.    The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary (except to the extent otherwise provided in Section 6.3(e)). Any dividend or other distribution paid with respect to any Shares which constituted Excess Shares at such time and prior to Shares having been transferred to the Charitable Trustee shall be paid to the Charitable Trustee by the Prohibited Owner upon demand and any dividend or other distribution authorized but unpaid with respect to such Shares shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have

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  the authority (at the Charitable Trustee's discretion) (i) to rescind as void any vote cast by a Prohibited Owner with respect to such Shares at any time such Shares constituted Excess Shares with respect to such Prohibited Owner and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action, then the Charitable Trustee shall not have the power to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its stock transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies, and otherwise conducting votes of shareholders.

          (d)    Rights upon Liquidation.    Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares of such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up or distribution of the assets of the Trust, in accordance with Section 6.3(e).

          (e)    Sale of Shares by Charitable Trustee.    Unless otherwise directed by the Board of Trustees, within twenty (20) days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, or soon thereafter as practicable, the Charitable Trustee shall sell the Shares held in the Charitable Trust (together with the right to receive dividends or other distributions with respect to such Shares as to any Shares transferred to the Charitable Trustee as a result of the operation of Section 6.2(a)(ii)) to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.2(a)(i). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3(e).

          A Prohibited Owner shall receive the lesser of (A) the net price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (for example, in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 6.4 and (B) the net sales proceeds received by the Charitable Trustee from the sale or other disposition of the Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be paid to the Charitable Beneficiary, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 6.4. If such Shares are sold by a Prohibited Owner, then (A) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (B) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3(e) of this Article, such excess shall be paid promptly to the Charitable Trustee upon demand.

          (f)    Trust's Purchase Right in Excess Shares.    Notwithstanding any transfer of Excess Shares to a Charitable Trust pursuant to this Article VI, Excess Shares shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such Shares becoming Excess Shares (or, if the Prohibited Owner did not give value for such Shares, such as in the case of a devise, gift or other such transaction, the Market Price per such Share on the day of the event causing the Shares to become

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  Excess Shares) and (ii) the Market Price per such Share on the date the Trust, or its designee, accepts such offer, in each case of clauses (i) and (ii) of this sentence, less the costs, expenses and compensation of the Charitable Trustee, if any, and the Trust as provided in Section 6.4. The Trust shall have the right to accept such offer until the Charitable Trustee, if any, has sold the Shares held in the Charitable Trust, if any, pursuant to Section 6.3(e). Upon such a sale to the Trust, if a Charitable Trust has been established pursuant to this Article VI, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and the Charitable Beneficiary as provided in Section 6.3(e).

          (g)    Designation of Charitable Beneficiaries.    By written notice to the Charitable Trustee, the Trust shall designate from time to time one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.2(a)(i) in the hands of such Charitable Beneficiary and (ii) contributions to each such organization shall be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Internal Revenue Code. The Charitable Beneficiary shall not obtain any enforceable right to the Charitable Trust or any of its trust corpus until so designated and thereafter any such rights remain subject to the provisions of this Article VI, including, without limitation, Section 6.3(h).

          (h)    Retroactive Changes.    Notwithstanding any other provisions of this Article VI, the Board of Trustees is authorized and empowered to retroactively amend, alter or repeal any rights which the Charitable Trust, the Charitable Trustee or the Charitable Beneficiary may have under this Article VI, including, without limitation, granting retroactive Excepted Holder status to any otherwise Prohibited Owner, with the effect of any transfer of Excess Shares to a Charitable Trust being fully and retroactively revoked; provided, however, that the Board of Trustees shall not have the authority or power to retroactively amend, alter or repeal any obligations to pay amounts incurred prior to such time and owed or payable to the Charitable Trustee pursuant to Section 6.4 of this Article.

        6.4    Costs, Expenses and Compensation of Charitable Trustee and the Trust.

          (a)   The Charitable Trustee shall be indemnified by the Trust or from the proceeds from the sale of Shares held in the Charitable Trust, as further provided in this Article VI, for its costs and expenses reasonably incurred in connection with conducting its duties and satisfying its obligations pursuant to this Article VI.

          (b)   The Charitable Trustee shall be entitled to receive reasonable compensation for services provided by the Charitable Trustee in connection with serving as a Charitable Trustee, the amount and form of which shall be determined by agreement of the Board of Trustees and the Charitable Trustee.

          (c)   Costs, expenses and compensation payable to the Charitable Trustee pursuant to Sections 6.4(a) and 6.4(b) may be funded from the Charitable Trust or by the Trust. The Trust shall be entitled to reimbursement on a first priority basis (after payment in full of amounts payable to the Charitable Trustee pursuant to Sections 6.4(a) and 6.4(b)) from the Charitable Trust for any such amounts funded by the Trust.

          (d)   Costs and expenses incurred by the Trust in the process of enforcing the ownership limitation set forth in Section 6.2(a)(i), in addition to reimbursement of costs, expenses and compensation of the Charitable Trustee which have been funded by the Trust, may be collected from the Charitable Trust.

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        6.5    Transactions on a National Securities Exchange.    Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of a National Securities Exchange or any automated inter-dealer quotation system. The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

        6.6    Enforcement.    The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

        6.7    Non-Waiver.    No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

        6.8    Enforceability.    If any of the restrictions on transfer of Shares contained in this Article VI are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then, to the fullest extent permitted by law, the Prohibited Owner may be deemed, at the option of the Trust, to have acted as an agent of the Trust in acquiring such Shares and to hold such Shares on behalf of the Trust.

ARTICLE VII
LIABILITY OF TRUSTEES, SHAREHOLDERS, OFFICERS,
EMPLOYEES AND AGENTS, AND OTHER MATTERS

        7.1    Limitation of Liability of Shareholders, Trustees, Officers, Employees and Agents for Obligations of the Trust.    The Trustees and the officers, employees and agents of the Trust, in incurring any debts, liabilities or obligations or in taking or omitting any other actions for or in connection with the Trust, are, and shall be deemed to be, acting as trustees, officers, employees or agents of the Trust and not in their own individual capacities. Except as otherwise provided in Section 7.3 hereof with respect to liability of Trustees or officers, agents or employees of the Trust to the Trust or to Shareholders, no Shareholder, Trustee or officer, employee or agent of the Trust shall be liable for any debt, claim, demand, judgment decree, liability or obligation of any kind (in tort, contract or otherwise) of, against or with respect to the Trust or arising out of any action taken or omitted for or on behalf of the Trust, and the Trust shall be solely liable therefor and resort shall be had solely to the Trust Estate for the payment or performance thereof, and no Shareholder, Trustee or officer, employee or agent of the Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any other Person or Persons in connection with the Trust Estate or the affairs of the Trust (or any actions taken or omitted for or on behalf of the Trust), and all such other Persons shall look solely to the Trust Estate for satisfaction of claims of any nature arising in connection with the Trust Estate or the affairs of the Trust (or any action taken or omitted for or on behalf of the Trust).

        7.2    Express Exculpatory Clauses and Instruments.    Any written instrument creating an obligation of the Trust may include a reference to this Declaration and provide that neither the Shareholders nor the Trustees nor any officers, employees or agents of the Trust shall be liable thereunder and that all Persons shall look solely to the Trust Estate for the payment of any claim thereunder or for the performance thereof; however, the omission of such provision from any such instrument shall not render the Shareholders, any Trustee, or any officer, employee or agent of the Trust liable nor shall the Shareholders, any Trustee or any officer, employee or agent of the Trust be liable to any one for such omission.

        7.3    Limitation of Liability of Trustees, Officers, Employees and Agents to the Trust and to Shareholders for Acts and Omissions.    No Trustee or officer, employee or agent of the Trust shall have any greater duties than those established by this Declaration of Trust or, in cases as to which such duties are not so established, than those of the directors, officers, employees and agents of a Maryland business corporation in effect from time to time. No Trustee, officer, employee or agent of the Trust

A-I-18

shall be liable to the Trust, Shareholders or to any other Person for any act or omission except for his own willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        7.4    Indemnification and Reimbursement of Expenses.    The Trust shall have the power, to the maximum extent permitted by Maryland statutory or decisional law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former Shareholder, Trustee or officer of the Trust or (b) any individual who, while a Shareholder, Trustee or officer of the Trust and at the express request of the Trust, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, Shareholder, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, from and against all claims and liabilities to which such person may become subject by reason of his being or having been a Shareholder, Trustee or officer. The Trust shall have the power, with the approval of its Board of Trustees, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust.

        7.5    Right of Trustees, Officers, Employees and Agents to Own Shares or Other Property and to Engage in Other Business.    Any Trustee or officer, employee or agent of the Trust may acquire, own, hold and dispose of Shares in the Trust, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee or officer, employee or agent of the Trust.

        7.6    Transactions Between Trustees, Officers, Employees or Agents and the Trust.    Subject to any express restrictions in this Declaration or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind with any Person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction, provided, however, that in the case of any contract or transaction in which any Trustee, officer, employee or agent of the Trust (or any Person affiliated with such Person) has a material financial interest in such transaction, then: (a) the fact of the interest shall be disclosed or known to: (i) the Board of Trustees or the Audit Committee, and the Board of Trustees or the Audit Committee shall approve or ratify the contract or transaction by the affirmative vote of a majority of disinterested Trustees of the Board or the Audit Committee, even if the disinterested Trustees of the Board or the Audit Committee constitute less than a quorum, or (ii) the shareholders entitled to vote, and the contract or transaction shall be authorized, approved or ratified by a majority of the votes cast by the shareholders entitled to vote other than the votes of shares owned of record or beneficially by the interested part; or (b) the contract or transaction is fair and reasonable to the Trust.

        7.7    Persons Dealing with Trustees, Officers, Employees or Agents.    Any act of the Trustees or of the officers, employees or agents of the Trust purporting to be done in their capacity as such, shall, as to any Persons dealing with such Trustees, officers, employees or agents, be conclusively deemed to be within the purposes of this Trust and within the powers of such Trustees or officers, employees or agents. No Person dealing with the Trustees or any of them or with the officers, employees or agents of the Trust shall be bound to see to the application of any funds or property passing into their hands or control. The receipt of the Trustees or any of them, or of authorized officers, employees or agents of the Trust, for moneys or other consideration, shall be binding upon the Trust.

        7.8    Reliance.    The Trustees and the officers, employees and agents of the Trust may consult with counsel (which may be a firm in which one or more of the Trustees or the officers, employees or agents of the Trust is or are members) and the advice or opinion of such counsel shall be full and complete personal protection to all the Trustees and the officers, employees and agents of the Trust in respect of any action taken or suffered by them in good faith and in reliance on or in accordance with such advice

A-I-19

or opinion. In discharging their duties, Trustees or officers, employees or agents of the Trust, when acting in good faith, may rely upon financial statements of the Trust represented to them to fairly present the financial position or results of operations of the Trust by the chief financial officer of the Trust or the officer of the Trust having charge of its books of account, or stated in a written report by an independent certified public accountant fairly to present the financial position or results of operations of the Trust. The Trustees and the officers, employees and agents of the Trust may rely, and shall be personally protected in acting, upon any instrument or other document believed by them to be genuine.

ARTICLE VIII
DURATION, AMENDMENT AND TERMINATION OF TRUST

        8.1    Duration of Trust.    The duration of the Trust shall be perpetual; provided, however, the Trust may be voluntarily dissolved or its existence terminated at any time by the affirmative vote at a meeting of Shareholders of the holders of Shares representing two-thirds of the total number of Shares then outstanding and entitled to vote thereon.

        8.2    Termination of Trust.

          (a)   Upon the termination of the Trust:

              (i)  the Trust shall carry on no business except for the purpose of winding up its affairs;

             (ii)  the Trustees shall proceed to wind up the affairs of the Trust and all the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Estate to one or more persons at public or private sale (for consideration which may consist in whole or in part of cash, Securities or other property of any kind), discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

            (iii)  after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Estate (in cash or in kind or partly each) among the Shareholders according to their respective rights.

          (b)   After termination of the Trust and distribution of the Trust Estate to the Shareholders as herein provided, the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and such distribution, a copy of which instrument shall be filed with the Maryland Department of Assessments and Taxation, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of all Shareholders shall thereupon cease.

        8.3    Amendment Procedure.    This Declaration may be amended only if such amendment is declared advisable by the Board of Trustees and approved by holders of Shares representing a majority of the total number of votes authorized to be cast in respect of Shares then outstanding and entitled to vote thereon (notwithstanding the higher vote required by Maryland REIT Law). Two-thirds (2/3) of the Trustees may, after written notice to the Shareholders, also amend this Declaration without the vote or consent of Shareholders if in good faith they deem it necessary to conform this Declaration to the requirements of the REIT Provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing to do so. Actions by the Trustees pursuant to Section 1.1, Section 5.1, or Section 9.6(a) that result in an amendment to this Declaration shall be effected without the vote or consent of Shareholders.

A-I-20

        8.4    Amendments Effective.    Any amendment pursuant to any Section of this Declaration shall not become effective until it is duly filed with and accepted for record by the Maryland Department of Assessments and Taxation.

        8.5    Transfer to Successor.    The Trustees, with the approval of a majority of the Trustees and the affirmative vote, at a meeting approving a plan for this purpose, of the holders of Shares representing a majority of all votes authorized to be cast at a meeting at which a quorum is present, may (a) cause the organization of a limited partnership, partnership, corporation, association, trust or other organization to take over the Trust Estate and carry on the affairs of the Trust, (b) merge the Trust into, or sell, convey and transfer the Trust Estate to, any such limited partnership, partnership, corporation, association, trust or organization in exchange for Securities thereof, or beneficial interests therein, and the assumption by such transferee of the liabilities of the Trust and (c) thereupon terminate this Declaration and deliver such shares, Securities or beneficial interests among the Shareholders in accordance with such plan.

ARTICLE IX
MISCELLANEOUS

        9.1    Applicable Law.    This Declaration is executed and acknowledged by the Trustees with reference to the statutes and laws of the State of Maryland, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to the statutes and laws of such State.

        9.2    Index and Headings for Reference Only.    The index and headings preceding the text, articles and sections hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction or effect of this Declaration.

        9.3    Successors in Interest.    This Declaration and the Bylaws shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, distributees and legal representatives, and every Shareholder and his successors, assigns, heirs, distributees and legal representatives.

        9.4    Inspection of Records.    Trust records shall be available for inspection by Shareholders at the same time and in the same manner and to the extent that comparable records of a Maryland business corporation would be available for inspection by shareholders under the laws of the State of Maryland. Except as specifically provided for in this Declaration or in Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, Shareholders shall have no greater right than shareholders of a Maryland business corporation to require financial or other information from the Trust, Trustees or officers of the Trust. Any Federal or state securities administrator or the Maryland Department of Assessments and Taxation shall have the right, at reasonable times during business hours and for proper purposes, to inspect the books and records of the Trust.

        9.5    Counterparts.    This Declaration may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

        9.6    Provisions of the Trust in Conflict with Law or Regulations: Severability.

          (a)   The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with the REIT Provisions of the Internal Revenue Code, the Conflicting Provisions shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted (including but not limited

A-I-21

  to the election of Trustees) prior to such determination. An amendment in recordable form signed by a majority of the Trustees setting forth any such determination and reciting that it was duly adopted by the Trustees, or a copy of this Declaration, with the Conflicting Provisions removed pursuant to such a determination, in recordable form, signed by a majority of the Trustees, shall be conclusive evidence of such determination when filed with the Maryland Department of Assessments and Taxation. The Trustees shall not be liable for failure to make any determination under this Section 9.6(a). Nothing in this Section 9.6(a) shall in any way limit or affect the right of the Trustees to amend this Declaration as provided in Section 8.3.

          (b)   If any provision of this Declaration shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Declaration, and this Declaration shall be carried out as if any such invalid or unenforceable provision were not contained herein.

        9.7    Certifications.    The following certifications shall be final and conclusive as to any Persons dealing with the Trust:

          (a)   a certification of a vacancy among the Trustees by reason of resignation, removal, increase in the number of Trustees, incapacity, death or otherwise, when made in writing by a majority of the remaining Trustees;

          (b)   a certification as to the individuals holding office as Trustees or officers at any particular time, when made in writing by the secretary of the Trust;

          (c)   a certification that a copy of this Declaration or of the Bylaws is a true and correct copy thereof as then in force, when made in writing by the secretary of the Trust; and

          (d)   a certification as to any actions by Trustees, other than the above, when made in writing by the secretary of the Trust or by any Trustee.

A-I-22

        IN WITNESS WHEREOF, this Fourth Amendment and Restatement of Declaration of Trust has been signed and acknowledged by each of the undersigned Trustees of the Trust on this 31st day of July, 2014.

Sam Zell
James Corl
Edward Glickman
David Helfand
Peter Linneman
James Lozier
Kenneth Shea

EXHIBIT A-II: MARKED AMENDED AND RESTATED CHARTER

A-II

 EXHIBIT A-II

COMMONWEALTH REIT

~~(formerly known as HRPT Properties Trust, which was formerly known as Health and Retirement~~
~~Properties Trust)~~

~~Third~~Fourth Amendment and Restatement of Declaration of Trust

~~October 9, 1986~~
As Amended and Restated on July ~~1~~31, ~~1994~~2014
~~and Amended July 9, 1996~~
~~and Amended March 3, 1997~~
~~and Amended May 26, 1998~~
~~and Amended July 1, 1998~~
~~and Amended June 16, 2003~~
~~and Amended January 2, 2004~~
~~and Amended March 16, 2005~~
~~and Amended September 12, 2005~~
~~and Amended May 24, 2006~~
~~and Amended December 29, 2006~~
~~and Amended May 15, 2007~~
~~and Amended October 16, 2007~~
~~and Amended May 14, 2009~~
~~and Amended April 15, 2010~~
~~and Amended May 14, 2010~~
~~and Amended June 30, 2010~~

Page
ARTICLE I THE TRUST; DEFINITIONS		A-II-~~2~~2
1.1	Name	A-II-~~2~~2
1.2	Places of Business	A-II-~~2~~2
1.3	Nature of Trust	A-II-~~2~~2
1.4	Legal Ownership of Trust Estate	A-II-2
~~1.4~~1.5	Definitions	A-II-2
ARTICLE II TRUSTEES		A-II-~~5~~5
2.1	Number, Term of Office and Qualifications of Trustees	A-II-~~5~~6
2.2	Compensation and Other Remuneration	A-II-~~6~~7
2.3	Resignation, Removal and Death of Trustees	A-II-~~6~~7
2.4	Vacancies	A-II-~~6~~7
2.5	Successor and Additional Trustees	A-II-~~6~~7
2.6	Actions by Trustees	A-II-~~6~~8
~~2.7~~	~~Certification of Changes in Trustees~~	A-II-~~7~~8
~~2.8~~2.7	Committees	A-II-~~7~~8
ARTICLE III TRUSTEES' POWERS		A-II-~~7~~8
3.1	Power and Authority of Trustees	A-II-~~7~~8
~~3.2~~	~~Specific Powers and Authority~~	A-II-~~7~~9
~~3.3~~3.2	Bylaws	A-II-~~10~~12
~~ARTICLE IV ADVISOR~~		A-II-~~10~~12
~~4.1~~	~~Employment of Advisor~~	A-II-~~10~~12
~~4.2~~	~~Term~~	A-II-~~11~~12
~~4.3~~	~~Other Activities of Advisor~~	A-II-~~11~~13
~~4.4~~	~~Advisor Compensation~~	A-II-~~11~~13
~~4.5~~	~~Annual Total Operating Expenses~~	A-II-~~12~~14
ARTICLE ~~V~~IV INVESTMENT POLICY AND POLICIES WITH RESPECT TO CERTAIN DISTRIBUTIONS TO SHAREHOLDERS		A-II-~~12~~15
~~5.1~~	~~Statement of Policy~~	A-II-~~12~~15
~~5.2~~	~~Prohibited Investments and Activities~~	A-II-~~13~~16
~~5.3~~	~~Appraisals~~	A-II-~~14~~16
~~5.4~~	~~Change in Investment Policies~~	A-II-~~14~~17
ARTICLE ~~VI~~V THE SHARES AND SHAREHOLDERS		A-II-~~14~~17
~~6.1~~5.1	Description of Shares	A-II-~~14~~17
~~6.2~~5.2	Certificates	A-II-~~15~~18
~~6.3~~5.3	Fractional Shares	A-II-~~16~~18
~~6.4~~	~~Legal Ownership of Trust Estate~~	A-II-~~16~~18
~~6.5~~5.4	Shares Deemed Personal Property	A-II-~~16~~19
~~6.6~~5.5	Share Record; Issuance and Transferability of Shares	A-II-~~16~~19
~~6.7~~5.6	Dividends or Distributions to Shareholders	A-II-~~16~~19
~~6.8~~5.7	Transfer Agent, Dividend Disbursing Agent and Registrar	A-II-~~17~~20
~~6.9~~5.8	Shareholders' Meetings	A-II-~~17~~20
5.9	Quorum	A-II-20
5.10	Voting Rights of Shareholders	A-II-20
5.11	Written Consent of Shareholders	A-II-21
~~6.10~~5.12	Proxies	A-II-~~17~~21

A-II-i

Page
~~6.11~~	~~[Reserved]~~	A-II-~~17~~21
~~6.12~~5.13	Fixing Record Date	A-II-~~17~~21
~~6.13~~5.14	Notice to Shareholders	A-II-~~18~~22
~~6.14~~	~~Shareholders' Disclosure: Trustees' Right to Refuse to Transfer Shares; Limitation on Holdings; Redemption of Shares~~	A-II-~~18~~22
~~6.15~~	~~Special Voting Requirements for Certain Business Combinations~~	A-II-~~19~~25
ARTICLE VI RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES		A-II-22
6.1	Definitions	A-II-22
6.2	Restrictions on Ownership	A-II-25
6.3	Transfer of Shares	A-II-29
6.4	Costs, Expenses and Compensation of Charitable Trustee and the Trust	A-II-31
6.5	Transactions on a National Securities Exchange	A-II-32
6.6	Enforcement	A-II-32
6.7	Non-Waiver	A-II-32
6.8	Enforceability	A-II-32
ARTICLE VII LIABILITY OF TRUSTEES, SHAREHOLDERS, OFFICERS, EMPLOYEES AND AGENTS, AND OTHER MATTERS		A-II-~~20~~32
7.1	Limitation of Liability of Shareholders, Trustees, Officers, Employees and Agents for Obligations of the Trust	A-II-~~20~~32
7.2	Express Exculpatory Clauses and Instruments	A-II-~~20~~32
7.3	Limitation of Liability of Trustees, Officers, Employees and Agents to the Trust and to Shareholders for Acts and Omissions	A-II-~~21~~33
7.4	Indemnification and Reimbursement of ~~Trustees, Officers, Employees and Agents~~Expenses	A-II-~~21~~33
~~7.5~~	~~Certain Definitions~~	A-II-~~22~~34
~~7.6~~	~~Indemnification and Reimbursement of Shareholders~~	A-II-~~22~~34
~~7.7~~7.5	Right of Trustees, Officers, Employees and Agents to Own Shares or Other Property and to Engage in Other Business	A-II-~~22~~35
~~7.8~~7.6	Transactions Between Trustees, Officers, Employees or Agents and the Trust	A-II-~~23~~35
~~7.9~~	~~Independent Counsel~~	A-II-~~23~~36
~~7.10~~7.7	Persons Dealing with Trustees, Officers, Employees or Agents	A-II-~~24~~36
~~7.11~~7.8	Reliance	A-II-~~24~~37
~~7.12~~	~~Indemnification of the Trust~~	A-II-~~24~~37
ARTICLE VIII DURATION, AMENDMENT AND TERMINATION OF TRUST		A-II-~~24~~37
8.1	Duration of Trust	A-II-~~24~~37
8.2	Termination of Trust	A-II-~~24~~37
8.3	Amendment Procedure	A-II-~~25~~38
8.4	Amendments Effective	A-II-~~25~~38
8.5	Transfer to Successor	A-II-~~25~~38
ARTICLE IX MISCELLANEOUS		A-II-~~25~~38
9.1	Applicable Law	A-II-~~25~~38
9.2	Index and Headings for Reference Only	A-II-~~25~~38
9.3	Successors in Interest	A-II-~~25~~39
9.4	Inspection of Records	A-II-~~26~~39
9.5	Counterparts	A-II-~~26~~39
9.6	Provisions of the Trust in Conflict with Law or Regulations: Severability	A-II-~~26~~39
9.7	Certifications	A-II-~~26~~39

A-II-ii

 ~~THIRD~~FOURTH AMENDMENT AND RESTATEMENT OF DECLARATION OF TRUST OF

COMMONWEALTH REIT

~~(formerly known as HRPT Properties Trust, which was formerly known as Health and Retirement~~
~~Properties Trust)~~

~~Dated October 9, 1986~~
As Amended and Restated on July ~~1~~31, ~~1994~~2014
~~and as Amended July 9, 1996~~
~~and Amended March 3, 1997~~
~~and Amended May 26, 1998~~
~~and Amended July 1, 1998~~
~~and Amended June 16, 2003~~
~~and Amended January 2, 2004~~
~~and Amended March 16, 2005~~
~~and Amended September 12, 2005~~
~~and Amended May 24, 2006~~
~~and Amended on December 29, 2006~~
~~and Amended May 15, 2007~~
~~and Amended October 16, 2007~~
~~and Amended May 14, 2009~~
~~and Amended April 15, 2010~~
~~and Amended May 14, 2010~~
~~and Amended June 30, 2010~~

        CommonWealth REIT, a Maryland real estate investment trust (the "Trust") desires to amend and restate its Declaration of Trust (as so amended and restated, the "Declaration"). The amendment and restatement of the Declaration as herein set forth has been declared advisable by the Board of Trustees and approved by the Shareholders of the Trust as required by law and by this Declaration.

        ~~The Declaration of Health and Rehabilitation Properties Trust (the "Trust"), as filed with the Maryland Department of Assessments and Taxation on October 9, 1986 and as amended on September 27, 1987, July 23, 1992, and July 30, 1993 (the "Declaration"), is hereby amended and restated as follows:~~

        ~~DECLARATION OF TRUST made as of the date set forth above by the undersigned Trustees.~~

WITNESSETH:

        WHEREAS, the Trustees desire to create a trust for the principal purpose of investing in real property and interests therein; and

        WHEREAS, the Trustees desire that such trust qualify as a "real estate investment trust" under the REIT Provisions of the Internal Revenue Code, and under Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland; and

        WHEREAS, in furtherance of such purpose the ~~Trustees intend~~Trust intends to acquire certain real property and interests therein and to hold, manage and dispose of all such property ~~as Trustees~~ in the manner hereinafter stated and as determined from time to time by the Trustees; and

        WHEREAS, it is proposed that the beneficial interest in the Trust be divided into transferable Shares of Beneficial Interest, evidenced by certificates therefore, as hereinafter provided;

        NOW, THEREFORE, it is hereby ~~agreed and~~ declared that the ~~Trustees will hold any and all property of every type and description which they are acquiring or may hereafter acquire as Trustees,~~

A-II-1

~~together with the proceeds thereof, in trust, to manage and dispose of the same for the benefit of the holders from time to time of the Shares of Beneficial Interest being issued and to be issued hereunder in the manner and subject to the stipulations contained herein.~~following provisions are all the provisions of the Declaration as hereby amended and restated.

ARTICLE I

THE TRUST; DEFINITIONS

        1.1    Name.    The name of the Trust created by this Declaration of Trust shall be "CommonWealth REIT" and so far as may be practicable the Trustees shall conduct the Trust's activities, execute all documents and sue or be sued under that name~~, which name (and the word "Trust" wherever used in this Declaration of Trust, except where the context otherwise requires) shall refer to the Trustees collectively but not individually or personally nor to the officers, agents, employees or Shareholders of the Trust or of such Trustees~~. The Trustees may, at any time, without any action by the Shareholders, amend the Declaration of Trust to change the name of the Trust.

        1.2    Places of Business.    The Trust shall maintain an office in Maryland at CT Corporation or such other place in Maryland as the Trustees may determine from time to time. The Resident Agent of the Trust at such office shall be The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland, 21202. The Trust may change such Resident Agent from time to time as the Trustees shall determine. The Trust may have such other offices or places of business within or without the State of Maryland as the Trustees may from time to time determine.

        1.3    Nature of Trust.    The Trust shall be a real estate investment trust within the meaning of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland. It is also intended that the Trust shall carry on a business as a "real estate investment trust" as described in the REIT Provisions of the Internal Revenue Code. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as a general partnership, limited partnership, joint venture, corporation or joint stock company (but nothing herein shall preclude the Trust from being treated for tax purposes as an association under the Internal Revenue Code) nor shall the Trustees or Shareholders or any of them for any purpose be, nor be deemed to be, nor be treated in any way whatsoever to be, liable or responsible hereunder as partners or joint venturers. The relationship of the Shareholders to the ~~Trustees~~Trust shall be solely that of beneficiaries of the Trust in accordance with the rights conferred upon them by this Declaration.

        1.4    Legal Ownership of Trust Estate.    Legal title of the Trust Estate shall be vested in the Trust, but it may cause legal title to the Trust Estate to be held by or in the name of any or all of the Trustees or any other Person as nominee, in which case any right, title or interest of the Trustees in and to the Trust Estate shall automatically vest in successor and additional Trustees upon their qualification and acceptance of election or appointment as Trustees, and they shall thereupon have all the rights and obligations of Trustees, whether or not conveyancing documents have been executed and delivered pursuant to Section 2.3 or otherwise. Written evidence of the qualification and acceptance of election or appointment of successor and additional Trustees may be filed with the records of the Trust and in such other offices, agencies or places as the Trust or Trustees may deem necessary or desirable.

        1.5    ~~1.4~~ Definitions.    The terms defined in this Section ~~1.4~~1.5., wherever used in this Declaration, shall, unless the context otherwise requires, have the respective meanings hereinafter specified. Whenever the singular number is used in this Declaration and when permitted by the context, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa. Where applicable, calculations to be made pursuant to any such definition shall be made in accordance with generally accepted accounting principles as in effect from time to time except as otherwise provided in such definition.

A-II-2

          ~~(a)    Advisor.    "Advisor" shall mean the Person employed by the Trustees in accordance with the provisions of Article IV.~~

          (a)~~(b)~~    Affiliate.    "Affiliate" shall mean, as to any Person, (i) any other Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any other Person that owns beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital stock, shares or equity interests of such Person, or (iii) any officer, director, employee, general partner or trustee of such Person or of any Person controlling, controlled by or under common control with such Person (excluding trustees who are not otherwise an Affiliate of such Person).

          ~~(c)    Affiliated Trustee.    "Affiliated Trustee" shall mean a Trustee who is not an Independent Trustee.~~

          ~~(d)    Annual Meeting of Shareholders.    "Annual Meeting of Shareholders" shall mean the meeting described in the first sentence of Section 6.9.~~

          ~~(e)    Annual Report.    "Annual Report" shall have the meaning set forth in Section 6.11(a).~~

          ~~(f)    Average Invested Real Estate Assets.    "Average Invested Real Estate Assets" for any period shall mean the average of the aggregate book value of the consolidated assets of the Company invested, directly or indirectly, in equity interests in, and loans secured by, real estate and personal property associated with such real estate, before reserves for depreciation or bad debt or other similar non-cash reserves, calculated by taking the average of such values at the end of each month during such period.~~

          ~~(g)    Book Value.    "Book Value" of an asset or assets shall mean the value of such asset or assets of the Trust on the books of the Trust, without deduction for depreciation or other asset valuation reserves and without deduction for mortgages or other security interests to which such asset or assets are subject, except that no asset shall be valued at more than its fair market value as determined by or under procedures adopted by the Trustees, and the underlying assets of a partnership, joint venture or other form of indirect ownership, to the extent of the Trust's interest therein, shall be valued as if owned directly by the Trust.~~

          (b)~~(h)~~    Bylaws.    "Bylaws" shall have the meaning set forth in Section 3.3.

          (c)~~(i)~~    Declaration.    "Declaration" or "this Declaration" shall mean this Declaration of Trust, as amended, restated or modified from time to time. References in this Declaration to "herein" and "hereunder" shall be deemed to refer to this Declaration and shall not be limited to the particular text, article or section in which such words appear.

          (d)    Exchange Act.    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          ~~(j)    [Intentionally left blank].~~

          ~~(k)    Independent Trustee.    "Independent Trustee" shall mean a Trustee who, in his individual capacity, (i) is neither an Affiliate of, nor has any material business or professional relationship with, the Advisor or any other Person whom the Trustees may pursuant to Section 6.14(c) hereof permit to purchase in excess of 9.8% of the Trust's Shares (provided, however, that any Trustee affiliated with an underwriter shall not cease to be an Independent Trustee solely on the basis of such underwriter's purchase of Shares in connection with any public offering of the Trust's Shares), and (ii) does not perform any services for the Trust except as Trustee.~~

          (e)~~(l)~~    Internal Revenue Code.    "Internal Revenue Code" shall mean the Internal Revenue Code of ~~1954~~1986, as now enacted or hereafter amended, or successor statutes and applicable rules and regulations thereunder.

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          ~~(m)    Invested Assets.    "Invested Assets" shall mean the Book Value of all the Real Estate Investments of the Trust.~~

          (f)    Maryland REIT Law:    "Maryland REIT Law" shall mean Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, as in effect from time to time, or any successor thereto.

          (g)~~(n)~~    Mortgage Loans.    "Mortgage Loans" shall mean notes, debentures, bonds and other evidences of indebtedness or obligations, whether negotiable or non-negotiable, and which are secured or collateralized by Mortgages.

          (h)~~(o)~~    Mortgages.    "Mortgages" shall mean mortgages, deeds of trust or other security interests in Real Property.

          ~~(p)    Net Assets.    "Net Assets" shall mean the total assets (other than intangibles) at cost before deducting depreciation or other non-cash reserves less total liabilities, calculated at least quarterly on a basis consistently applied.~~

          ~~(q)    Net Income.    "Net Income" for any period shall be calculated on the basis of the Trust's audited financial statements and shall mean total revenues applicable to such period, less the expenses applicable to such period, other than additions to reserves for depreciation or bad debts or other similar non-cash reserves.~~

          (i)~~(r)~~    Person.    "Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts and other entities and governments and agencies and political subdivisions thereof.

          ~~(s)    Real Estate Investment.    "Real Estate Investment" shall mean any direct or indirect investment in any interest in Real Property or in any Mortgage Loan, or in any Person whose principal purpose is to make any such investment.~~

          (j)~~(t)~~    Real Property.    "Real Property" shall mean and include land leasehold interests (including but not limited to interests of a lessor or lessee therein), rights and interests in land, and in any buildings, structures, improvements, furnishings and fixtures located on or used in connection with land or interests therein, but does not include investments in Mortgages, Mortgage Loans or interests therein.

          (k)~~(u)~~    REIT.    "REIT" shall mean a real estate investment trust as defined in the REIT Provisions of the Internal Revenue Code.

          (l)~~(v)~~    REIT Provisions of the Internal Revenue Code.    "REIT Provisions of the Internal Revenue Code" shall mean Parts II and III of Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code or any successor provision.

          (m)~~(w)~~    Securities.    "Securities" shall mean any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire any of the foregoing.

          (n)~~(x)~~    Shareholders.    "Shareholders" shall mean as of any particular time all holders of record of outstanding Shares at such time.

          (o)~~(y)~~    Shares.    "Shares" or, as the context may require, "shares" shall mean the shares of beneficial interest of the Trust as described in Section ~~6.1~~5.1 hereof.

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          ~~(z)    Total Assets.    "Total Assets" shall mean the Book Value of all the assets of the Trust, as such Book Value appears on the most recent quarterly balance sheet of the Trust.~~

          ~~(aa)    Total Operating Expenses.    "Total Operating Expenses" shall be calculated on the basis of the Trust's annual audited financial statements and shall mean the aggregate annual expenses regarded as ordinary operating expenses (including any compensation payable to the Advisor), exclusive of the following:~~

              ~~(i)  interest payments and any other cost of borrowed money;~~

             ~~(ii)  taxes on income and taxes and assessments on real property, if any, and all other taxes applicable to the Trust;~~

            ~~(iii)  legal, auditing, accounting, underwriting, brokerage, listing, reporting, registration and other fees, and printing, engraving and other expenses and taxes incurred in connection with the issuance, distribution, transfer, trading, registration and stock exchange listing of the Trust's securities, including transfer agent's, registrar's and indenture trustee's fees and charges;~~

            ~~(A)  expenses of organizing, restructuring, reorganizing or terminating the Trust, or of revising, amending, converting or modifying the Trust's organizational documents;~~

            ~~(B)  expenses directly connected with the acquisition, disposition and ownership of real estate interests or other property (including the costs of foreclosure, insurance premiums, legal services, brokerage and sales commissions, maintenance, repair, improvement and local management of property), other than expenses with respect thereto of employees of the Advisor, to the extent that such expenses are to be borne by the Advisor pursuant to the terms of the advisory contract;~~

            ~~(iv)  non-cash provisions for depreciation, depletion and amortization;~~

             ~~(v)  losses on the disposition of assets and provisions for such losses; and~~

            ~~(vi)  other extraordinary charges including, without limitation, litigation costs.~~

          (p)~~(bb)~~    Trust.    "Trust" shall mean the Trust created by this Declaration.

          (q)~~(cc)~~    Trustees.    "Trustees" shall mean, as of any particular time, the ~~original signatories hereto~~individuals who have been duly elected and qualify as Trustees as of the date hereof as long as they hold office hereunder and additional and successor Trustees who have been duly elected and qualify hereunder, and shall not include the officers, employees or agents of the Trust or the Shareholders. Nothing herein shall be deemed to preclude the Trustees from also serving as officers, employees or agents of the Trust or owning Shares.

          (r)~~(dd)~~    Trust Estate.    "Trust Estate" shall mean as of any particular time any and all property, real, personal or otherwise, tangible or intangible, which is transferred, conveyed or paid to or purchased by the Trust or Trustees and all rents, income, profits and gains therefrom and which at such time is owned or held by or for the Trust or the Trustees.

ARTICLE II
TRUSTEES

        ~~2.1    Number, Term of Office and Qualifications of Trustees.    There shall be no fewer than three (3) nor more than twelve (12) Trustees. The exact number of Trustees shall be five (5) until changed by a two-thirds (2/3) vote of the Trustees or by an amendment of this Declaration duly adopted by the Shareholders. The Board of Trustees shall be classified into three groups, with two (2) Trustees in Group I, two (2) Trustees in Group II, and one (1) Trustee in Group III. Each Trustee in Group I shall~~

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~~serve for a term ending at the annual meeting of Shareholders in 1996; each Trustee in Group II shall serve for a term ending at the annual meeting of Shareholders in 1997; and the Trustee in Group III shall serve for a term ending at the annual meeting of Shareholders in 1995. After the respective terms of the groups indicated, each such group of Trustees shall be elected for successive terms ending at the annual meeting of Shareholders held during the third year after election.~~

        ~~The names and business addresses of the current Trustees who will serve as Trustees until the expiration of their respective terms and until their successors are elected and qualify are as follows:~~

	~~Name~~	~~Address~~
~~Group I:~~	~~Barry M. Portnoy~~	~~Sullivan & Worcester~~
~~One Post Office Square~~
~~Boston, MA 02109~~
	~~John L. Harrington~~	~~990 Washington Street~~
~~Suite 315~~
~~Dedham, MA 02026~~
~~Group II:~~	~~Rev. Justinian Manning, C.P.~~	~~St. Gabriel's Parish Rectory~~
~~139 Washington Street~~
~~Brighton, MA 02135~~
	~~Gerard M. Martin~~	~~M & P Partners Limited~~
~~Partnership~~
~~400 Centre Street~~
~~Newton, MA 02158~~
~~Group III:~~	~~Arthur G. Koumantzelis~~	~~Cumberland Farms, Inc.~~
~~777 Dedham Street~~
~~Canton, MA 02021-9118~~

        2.1    ~~The current~~ Number, Term of Office and Qualifications of Trustees.    The number of Trustees initially shall be eleven (11), which number may thereafter be increased or decreased by the Trustees then in office from time to time; however, the total number of Trustees shall be ~~the signatories hereto~~not less than three (3) and not more than thirteen (13). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term. ~~Subject~~ At each annual meeting of Shareholders beginning at the annual meeting of Shareholders in 2014, all Trustees shall be elected to hold office for a term of one year. The Trust may not elect to be subject to the provisions of Section ~~2.3, each~~ 3-803 of the Maryland General Corporation Law, or otherwise provide for the Trustees of the Trust to be divided into classes pursuant to Title 3, Subtitle 8 of the MGCL, unless such election is first approved by the affirmative vote of not less than a majority of the Shares then outstanding and entitled to vote thereon. Trustees may be re-elected any number of times. Each Trustee shall hold office until the election and qualification of his or her successor. There shall be no cumulative voting in the election of Trustees. A Trustee shall be an individual at least twenty-one (21) years of age who is not under legal disability~~. A majority of the Trustees shall at all times be persons who are Independent Trustees; provided, however, that upon a failure to comply with this requirement because of the resignation, removal or death of a Trustee who is an Independent Trustee, such requirement shall not be applicable for a period of ninety (90) days. Nominees to serve as Independent Trustees shall be nominated by the then current Independent Trustees, if any~~. Unless otherwise required by law, no Trustee shall be required to give bond, surety or security in any jurisdiction for the performance of any duties or obligations hereunder. The Trustees in their capacity as Trustees shall not be required to devote their entire time to the business and affairs of the Trust.

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        The names of the current Trustees who will serve until their successors are elected and qualify are as follows: James Corl (Group I), Edward Glickman (Group I), Peter Linneman (Group II), James Lozier (Group II), Kenneth Shea (Group II), Sam Zell (Group III) and David Helfand (Group III). The four vacancies on the Board of Trustees as of the time this Fourth Amendment and Restatement of Declaration of Trust is filed shall be filled by the Shareholders at the 2014 annual meeting of Shareholders in accordance with Sections 5.8 and 5.10.

        2.2    Compensation and Other Remuneration.    The Trustees shall be entitled to receive such reasonable compensation for their services as Trustees as the Trustees may determine from time to time. The Trustees and Trust officers shall be entitled to receive remuneration for services rendered to the Trust in any other capacity. ~~Subject to Sections 7.7 and 7.8, such services may include, without limitation, services as an officer of the Trust, legal, accounting or other professional services, or services as a broker, transfer agent or underwriter, whether performed by a Trustee or any person affiliated with a Trustee.~~

        2.3    Resignation, Removal and Death of Trustees.    A Trustee may resign at any time by giving written notice to the remaining Trustees at the principal office of the Trust. Such resignation shall take effect on the date specified in such notice, without need for prior accounting. A Trustee may be removed at any time with or without cause by vote or consent of holders of Shares representing two-thirds of the total votes authorized to be cast by Shares then outstanding and entitled to vote thereon~~, or with cause by all remaining Trustees~~. A Trustee judged incompetent or bankrupt, or for whom a guardian or conservator has been appointed, shall be deemed to have resigned as of the date of such adjudication or appointment. Upon the resignation or removal of any Trustee, or his otherwise ceasing to be a Trustee, he shall execute and deliver such documents as the remaining Trustees shall require for the conveyance of any Trust property held in his name, shall account to the remaining Trustees as they require for all property which he holds as Trustee and shall thereupon be discharged as Trustee. Upon the incapacity or death of any Trustee, his legal representative shall perform the acts set forth in the preceding sentence and the discharge mentioned therein shall run to such legal representative and to the incapacitated Trustee or the estate of the deceased Trustee, as the case may be.

        2.4    Vacancies.    If any or all the Trustees cease to be Trustees hereunder, whether by reason of resignation, removal, incapacity, death or otherwise, such event shall not terminate the Trust or affect its continuity. Until vacancies are filled, the remaining Trustee or Trustees (even though fewer than three (3)) may exercise the powers of the Trustees hereunder. Vacancies (including vacancies created by increases in number) may be filled by the remaining Trustee or by a majority of the remaining Trustees ~~(or a majority of the remaining Independent Trustees, if any, if the vacant position was formerly held by an Independent Trustee or is required to be held by an Independent Trustee) or by vote of holders of Shares representing a majority of the total number of votes authorized to be cast by Shares then outstanding and entitled to vote thereon~~ or by the Shareholders in accordance with Sections 5.8 and 5.10. If at any time there shall be no Trustees in office, successor Trustees shall be elected by the Shareholders as provided in ~~Section 6.9~~ Sections 5.8 and 5.10. Any Trustee elected to fill a vacancy created by the resignation, removal or death of a former Trustee shall hold office for the unexpired term of such former Trustee.

        2.5    Successor and Additional Trustees.    The right, title and interest, if any, of the Trustees in and to the Trust Estate shall also vest in successor and additional Trustees upon their qualification, and they shall thereupon have all the rights and obligations of Trustees hereunder. Such right, title and interest, if any, shall vest in the Trustees whether or not conveyancing documents have been executed and delivered pursuant to Section 2.3 or otherwise. Appropriate written evidence of the election and qualification of successor and additional Trustees shall be filed with the records of the Trust and in such other offices or places as the Trustees may deem necessary, appropriate or desirable.

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        2.6    Actions by Trustees.    The Trustees may act with or without a meeting. A quorum for all meetings of the Trustees shall be a majority of the Trustees~~; provided, however, that, whenever pursuant to Section 7.8 or otherwise the vote of a majority of a particular group of Trustees is required at a meeting, a quorum for such meeting shall be a majority of the Trustees which shall include a majority of such group~~. Unless specifically provided otherwise in this Declaration, any action of the Trustees may be taken at a meeting by vote of a majority of the Trustees present (a quorum being present) or without a meeting by written consents of ~~a majority of the~~ all Trustees, which consents shall be filed with the records of meetings of the Trustees. Any action or actions permitted to be taken by the Trustees in connection with the business of the Trust may be taken pursuant to authority granted by a meeting of the Trustees conducted by a telephone conference call, and the transaction of Trust business represented thereby shall be of the same authority and validity as if transacted at a meeting of the Trustees held in person or by written consent. The minutes of any Trustees' meeting held by telephone shall be prepared in the same manner as a meeting of the Trustees held in person. ~~The acquisition or disposition of any investment (other than investments in short-term investment Securities described in Section 5.1) shall require the approval of a majority of Trustees, except as otherwise provided in Section 7.8.~~ Any agreement, deed, mortgage, lease or other instrument or writing executed by one or more of the Trustees or by any authorized Person shall be valid and binding upon the Trustees and upon the Trust when authorized or ratified by action of the Trustees or as provided in the Bylaws.

        With respect to the actions of the Trustees, Trustees who have, or are Affiliates of Persons who have, any direct or indirect interest in or connection with any matter being acted upon may be counted for all quorum purposes under this Section 2.6 and, subject to the provisions of Section ~~7.8~~7.6, may vote on the matter as to which they or their Affiliates have such interest or connection.

        ~~2.7    Certification of Changes in Trustees.    No alteration in the number of Trustees, no removal of a Trustee and no election or appointment of any individual as Trustee (other than an individual who was serving as a Trustee immediately prior to such election or appointment) shall become effective unless and until there shall be delivered to the secretary of the Trust an instrument in writing signed by a majority of the Trustees, certifying to such alteration in the number of Trustees and/or to such removal of a Trustee and/or naming the individual so elected or appointed as Trustee, together with his written acceptance thereof and agreement to be bound thereby.~~

        2.7    ~~2.8~~ Committees.    The Trustees may appoint an audit committee and such other standing committees as the Trustees determine. Each standing committee shall consist of ~~three~~one or more members~~, provided, however, that the~~. The Trustees may appoint a standing committee consisting of at least one Trustee and ~~two~~one or more non- ~~Trustees. Notwithstanding the foregoing, however, all members of the audit committee shall be Independent Trustees. A majority of the members of each other standing committee comprised solely of Trustees shall be Independent Trustees; provided, however, that upon a failure to comply with this requirement because of the resignation, removal or death of a Trustee who is an Independent Trustee, such requirement shall not be applicable for a period of ninety (90) days~~Trustee members. Each committee shall have such powers, duties and obligations as the Board of Trustees may ~~deem~~delegate thereto as it deems necessary or appropriate. The standing committees shall report their activities periodically to the Trustees.

ARTICLE III
TRUSTEES' POWERS

        3.1    Power and Authority of Trustees.    The Trustees, subject only to the specific limitations contained in this Declaration, shall have, without further or other authorization, and free from any power or control on the part of the Shareholders, full, absolute and exclusive power, control and authority over the Trust Estate and over the business and affairs of the Trust to the same extent as if the Trustees were the sole owners thereof in their own right, and may do all such acts and things as in

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their sole judgment and discretion are necessary for or incidental to or desirable for the carrying out of or conducting the business of the Trust. Any construction of this Declaration or any determination made in good faith by the Trustees as to the purposes of the Trust or the existence of any power or authority hereunder shall be conclusive. In construing the provisions of this Declaration, the presumption shall be in favor of the grant of powers and authority to the Trustees. The enumeration of any specific power or authority herein shall not be construed as limiting the aforesaid powers or the general powers or authority or any other specified power or authority conferred herein upon the Trustees.

        ~~3.2    Specific Powers and Authority.    Subject only to the express limitations contained in this Declaration and in addition to any powers and authority conferred by this Declaration or which the Trustees may have by virtue of any present or future statute or rule or law, the Trustees without any action or consent by the Shareholders shall have and may exercise at any time and from time to time the following powers and authorities which may or may not be exercised by them in their sole judgment and discretion and in such manner and upon such terms and conditions as they may from time to time deem proper:~~

          ~~(a)    to retain, invest and reinvest the capital or other funds of the Trust in, and to acquire, purchase, or own, real or personal property of any kind, whether tangible or intangible, wherever located in the world, and make commitments for such investments, all without regard to whether any such property is authorized by law for the investment of trust funds or produces or may produce income; to possess and exercise all the rights, powers and privileges appertaining to the ownership of the Trust Estate; and to increase the capital of the Trust at any time by the issuance of any additional authorized Shares (subject to Section 5.2(e)) or other Securities of the Trust for such consideration as they deem advisable;~~

          ~~(b)    without limitation of the powers set forth in paragraph (a) above, to invest in, purchase or otherwise acquire for such consideration as they deem proper, in cash or other property or through the issuance of shares or through the issuance of notes, debentures, bonds or other obligations of the Trust, and to hold for investment, the entire or any participating interests in any Mortgage Loans or interest in Real Property, including ownership of, or participations in the ownership of, or rights to acquire, equity interests in Real Property or in Persons owning, developing, improving, operating or managing Real Property, which interests may be acquired independently of or in connection with other investment activities of the Trust and, in the latter case, may include rights to receive additional payments based on gross income or rental or other income from the Real Property or improvements thereon; to invest in loans secured by the pledge or transfer of Mortgage Loans;~~

          ~~(c)    to sell, rent, lease, hire, exchange, release, partition, assign, mortgage, pledge, hypothecate, grant security interests in, encumber, negotiate, convey, transfer or otherwise dispose of any and all the Trust Estate by deeds (including deeds in lieu of foreclosure), trust deeds, assignments, bills of sale, transfers, leases, mortgages, financing statements, security agreements and other instruments for any of such purposes executed and delivered for and on behalf of the Trust or the Trustees by one or more of the Trustees or by a duly authorized officer, employee, agent or nominee of the Trust, provided that no disposition of a Real Estate Investment shall be accomplished without the approval of a majority of the Trustees;~~

          ~~(d)    to issue Shares, bonds, debentures, notes or other evidences of indebtedness, which may be secured or unsecured and may be subordinated to any indebtedness of the Trust, to such Persons for such cash, property or other consideration (including Securities issued or created by, or interests in, any Person) at such time or times and on such terms as the Trustees may deem advisable and to list any of the foregoing Securities issued by the Trust on any securities exchange and to purchase or otherwise acquire, hold, cancel, reissue, sell and transfer any of such Securities,~~

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  ~~and to cause the instruments evidencing such Securities to bear an actual or facsimile imprint of the seal of the Trust (if the Trustees shall have adopted such a seal) and to be signed by manual or facsimile signature or signatures (and to issue such Securities, whether or not any Person whose manual or facsimile signature shall be imprinted thereon shall have ceased to occupy the office with respect to which such signature was authorized), provided that, where only facsimile signatures for the Trust are used, the instrument shall be countersigned manually by a transfer agent, registrar or other authentication agent; and to issue any of such Securities of different types in combinations or units with such restrictions on the separate transferability thereof as the Trustees shall determine;~~

          ~~(e)    to enter into leases of real and personal property as lessor or lessee and to enter into contracts, obligations and other agreements for a term, and to invest in obligations having a term, extending beyond the term of office of the Trustees and beyond the possible termination of the Trust, or having a lesser term;~~

          ~~(f)    to borrow money and give negotiable or non negotiable instruments therefor; or guarantee, indemnify or act as surety with respect to payment or performance of obligations of third parties; to enter into other obligations on behalf of the Trust; and to assign, convey, transfer, mortgage, subordinate, pledge, grant security interest in, encumber or hypothecate the Trust Estate to secure any indebtedness of the Trust or any other of the foregoing obligations of the Trust;~~

          ~~(g)    to lend money, whether secured or unsecured;~~

          ~~(h)    to create reserve funds for any purpose;~~

          ~~(i)    to incur and pay out of the Trust Estate any charges or expenses, and to disburse any funds of the Trust, which charges, expenses or disbursements are, in the opinion of the Trustees, necessary or incidental to or desirable for the carrying out of any of the purposes of the Trust or conducting the business of the Trust, including without limitation taxes and other governmental levies, charges and assessments, of whatever kind or nature, imposed upon or against the Trustees in connection with the Trust or the Trust Estate or upon or against the Trust Estate or any part hereof, and for any of the purposes herein;~~

          ~~(j)    to deposit funds of the Trust in banks, trust companies, savings and loan associations and other depositories, whether or not such deposits will draw interest, the same to be subject to withdrawal on such terms and in such manner and by such Person or Persons (including any one or more Trustees or officers, employees or agents, of the Trust) as the Trustees may determine;~~

          ~~(k)    to possess and exercise all the rights, powers and privileges pertaining to the ownership of all or any Mortgages or Securities issued or created by, or interests in, any Person, forming part of the Trust Estate, to the same extent that an individual might do so, and, without limiting the generality of the foregoing, to vote or give any consent, request or notice, or waive any notice, either in person or by proxy or power of attorney, with or without power of substitution, to one or more Persons, which proxies and powers of attorney may be for meetings or action generally or for any particular meeting or action, and may include the exercise of discretionary powers;~~

          ~~(l)    to cause to be organized or assist in organizing any Person under the laws of any jurisdiction to acquire the Trust Estate or any part or parts thereof or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, rent, lease, hire, convey, negotiate, assign, exchange or transfer the Trust Estate or any part or parts thereof to or with any such Person or any existing Person in exchange for the Securities thereof or otherwise, and to merge or consolidate the Trust with or into any Person or merge or consolidate any Person into the Trust, and to lend money to, subscribe for the Securities of, and enter into any contracts with, any Person in which the Trust holds or is about to acquire Securities or any other interest;~~

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          ~~(m)    to enter into joint ventures, general or limited partnerships, participation or agency arrangements and any other lawful combinations or associations, and to act as a general or limited partner provided, however, that the Trustees may not enter into any such joint venture or other association as aforesaid unless it has first received from counsel an opinion to the effect that such joint venture or other association as aforesaid will be treated for tax purposes as a partnership;~~

          ~~(n)    to elect, appoint, engage or employ such officers for the Trust as the Trustees may determine, who may be removed or discharged at the discretion of the Trustees, such officers to have such powers and duties, and to serve such terms, as may be prescribed by the Trustees or by the Bylaws; to engage or employ any Persons (including, subject to the provisions of Sections 7.7 and 7.8, any Trustee or officer, agent or employee of the Trust and any Person in which any Trustee, officer or agent is directly or indirectly interested or with which he is directly or indirectly connected) as agents, representatives, employees, or independent contractors (including without limitation real estate advisors, investment advisors, transfer agents, registrars, underwriters, accountants, attorneys at law, real estate agents, managers, appraisers, brokers, architects, engineers, construction managers, general contractors or otherwise) in one or more capacities, and to pay compensation from the Trust for services in as many capacities as such Person may be so engaged or employed; and to delegate any of the powers and duties of the Trustees to any one or more Trustees, agents, representatives, officers, employees, independent contractors or other Persons; provided, however, that no such delegation shall be made to an Affiliate of the Advisor, except with the approval of a majority of the Independent Trustees;~~

          ~~(o)    to determine or cause to be determined from time to time the value of all or any part of the Trust Estate and of any services, Securities, property or other consideration to be furnished to or acquired by the Trust, and from time to time to revalue or cause to be revalued all or any part of the Trust Estate in accordance with such appraisals or other information as are, in the Trustees' sole judgment, necessary and/or satisfactory;~~

          ~~(p)    to collect, sue for and receive all sums of money coming due to the Trust, and to engage in, intervene in, prosecute, join, defend, compromise, abandon or adjust, by arbitration or otherwise, any actions, suits, proceedings, disputes, claims, controversies, demands or other litigation relating to the Trust, the Trust Estate or the Trust's affairs, to enter into agreements therefor, whether or not any suit is commenced or claim accrued or asserted and, in advance of any controversy, to enter into agreements regarding arbitration, adjudication or settlement thereof;~~

          ~~(q)    to renew, modify, release, compromise, extend, consolidate or cancel, in whole or in part, any obligation to or of the Trust or participate in any reorganization of obligors to the Trust;~~

          ~~(r)    to self-insure or to purchase and pay for out of the Trust Estate insurance contracts and policies, including contracts of indemnity, insuring the Trust Estate against any and all risks and insuring the Trust and/or all or any of the Trustees, the Shareholders, or the officers, employees or agents of the Trust against any and all claims and liabilities of every nature asserted by any Person arising by reason of any action alleged to have been taken or omitted by the Trust or by the Trustees, Shareholders, officers, employees or agents, whether or not the Trust would have the power to indemnify such Person or Persons against any such claim or liability;~~

          ~~(s)    to cause legal title to any of the Trust Estate to be held by and/or in the name of the Trustees, or, except as prohibited by law, by and/or in the name of the Trust or one or more of the Trustees or any other Person, on such terms, in such manner and with such powers in such Person as the Trustees may determine, and with or without disclosure that the Trust or Trustees are interested therein;~~

          ~~(t)    to adopt a fiscal year for the Trust, and from time to time to change such fiscal year;~~

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          ~~(u)    to adopt and use a seal (but the use of a seal shall not be required for the execution of instruments or obligations of the Trust;~~

          ~~(v)    to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with which the Trust has dealings, including without limitation any broker/dealer, investment bank, investment advisor or independent contractor, to such extent as the Trustees shall determine;~~

          ~~(w)    to confess judgment against the Trust;~~

          ~~(x)    to discontinue the operations of the Trust;~~

          ~~(y)    to repurchase or redeem Shares and other Securities issued by the Trust;~~

          ~~(z)    to declare and pay dividends or distributions, consisting of cash, property or Securities, to the holders of Shares of the Trust out of any funds legally available therefor; and~~

          ~~(aa)      to do all other such acts and things as are incident to the foregoing, and to exercise all powers which are necessary or useful to carry on the business of the Trust and to carry out the provisions of this Declaration.~~

        3.2~~3.3~~    Bylaws.    The Trustees may make or adopt and from time to time amend or repeal Bylaws (the "Bylaws") not inconsistent with law or with this Declaration, containing provisions relating to the business of the Trust and the conduct of its affairs and in such Bylaws may define the duties of the officers, employees and agents of the Trust.

ARTICLE IV
~~ADVISOR~~

        ~~4.1    Employment of Advisor.    The Trustees are responsible for the general policies of the Trust and for the general supervision of the business of the Trust conducted by all officers, agents, employees, advisors, managers or independent contractors of the Trust. However, the Trustees are not and shall not be required personally to conduct the business of the Trust, and, consistent with their ultimate responsibility as stated above, the Trustees shall have the power to appoint, employ or contract with any Person (including one or more of themselves or any corporation, partnership, or trust in which one or more of them may be directors, officers, stockholders, partners or trustees) as the Trustees may deem necessary or proper for the transaction of the business of the Trust. The Trustees may therefore employ or contract with such Person (herein referred to as the "Advisor") and, consistent with their ultimate responsibility as set forth in this Section 4.1, the Trustees may grant or delegate such authority to the Advisor as the Trustees may in their sole discretion deem necessary or desirable without regard to whether such authority is normally granted or delegated by trustees. The Advisor shall be required to use its best efforts to supervise the operation of the Trust in a manner consistent with the investment policies and objectives of the Trust. Subject to the provisions of Sections 4.2 and 7.8 hereof, the Trustees shall have the power to determine the terms and compensation of the Advisor or any other Person whom they may employ or with whom they may contract for advisory services. The Trustees may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Trustees and to make executive decisions which conform to general policies and general principles previously established by the Trustees.~~

        ~~4.2    Term~~.    ~~The Trustees shall not enter into any advisory contract with the Advisor unless such contract has an initial term of not more than one year, provides for annual renewal or extension thereafter, provides for termination thereof by the Trustees without cause at any time upon sixty (60) days' written notice by the Trustees, by affirmative vote or written consent of a majority of the Independent Trustees, and provides for termination thereof by the Advisor without cause at any time~~

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~~after the expiration of a period specified in such contract (which period shall not be shorter than the original term) without penalty upon sixty (60) days' written notice by the Advisor. In the event of the termination of an advisory contract, the terminated Advisor shall be required to cooperate with the Trust and take all reasonable steps requested to assist the Trustees in making an orderly transition of the advisory function. It shall be the duty of the Trustees annually to evaluate the performance of the Advisor, and the Independent Trustees have a fiduciary duty to the Shareholders to supervise the relationship of the Trust with the Advisor.~~

        ~~4.3    Other Activities of Advisor.    The Advisor shall not be required to administer the Trust as its sole and exclusive function and may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including the rendering of advice or services of any kind to other investors or any other Persons (including other REITs) and the management of other investments. The Trustees may request the Advisor to engage in certain other activities which complement the Trust's investments, and the Advisor may receive compensation or commissions therefor from the Trust or other Persons.~~

        ~~Neither the Advisor nor (subject to any applicable provisions of Section 7.7) any Affiliate of the Advisor shall be obligated to present any particular investment opportunities to the Trust, even if such opportunities are of a character such that, if presented to the Trust, they could be taken by the Trust, and, subject to the foregoing, each of them shall be protected in taking for its own account or recommending to others any such particular investment opportunity.~~

        ~~Notwithstanding the foregoing, the Advisor shall be required to use its best efforts to present the Trust with a continuing and suitable program consistent with the investment policies and objectives of the Trust and with investments which are representative of, comparable with and on similar terms as investments being made by Affiliates of the Advisor, or by the Advisor for its own account or for the account of any Person for whom the Advisor is providing advisory services. In addition, the Advisor shall be required to, upon the request of any Trustee, promptly furnish the Trustees with such information on a confidential basis as to any investments within the investment policies of the Trust made by Affiliates of the Advisor or by the Advisor for its own account or for the account of any Person for whom the Advisor is providing advisory services.~~

        ~~4.4    Advisor Compensation.    The Trustees, including a majority of the Independent Trustees, shall at least annually review generally the performance of the Advisor in order to determine whether the compensation which the Trust has contracted to pay to the Advisor is reasonable in relation to the nature and quality of services performed and whether the provisions of the advisory contract with the Advisor are being carried out. Each such determination shall be based on such of the following and other factors as the Trustees (including the Independent Trustees) deem appropriate and shall be reflected in the minutes of the meetings of the Trustees:~~

          ~~(a)    the size of the advisory fee in relation to the size, composition and profitability of the portfolio of the Trust;~~

          ~~(b)    the success of the Advisor in generating opportunities that meet the investment objectives of the Trust;~~

          ~~(c)    the rates charged to other REITs and to investors other than REITs by advisors performing similar services;~~

          ~~(d)    additional revenues realized by the Advisor and its Affiliates through their relationship with the Trust, including loan administration, underwriting or brokerage commissions and servicing, engineering, inspection and other fees, whether paid by the Trust or by others with whom the Trust does business;~~

          ~~(e)    the quality and extent of service and advice furnished by the Advisor;~~

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          ~~(f)    the performance of the investment portfolio of the Trust, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and~~

          ~~(g)    the quality of the portfolio of the Trust in relationship to any investments generated by the Advisor for its own account.~~

        ~~4.5    Annual Total Operating Expenses.    Each advisory contract with an Advisor shall provide that the Total Operating Expenses of the Trust shall not exceed in any fiscal year the lower of:~~

          ~~(a)    the greater of (i) two percent (2%) of the Average Invested Real Estate Assets for such fiscal year or (ii) twenty-five percent (25%) of the Net Income for such fiscal year (calculated before the deduction therefrom of such Total Operating Expenses); or~~

          ~~(b)    the lowest of any applicable operating expense limitations that may be imposed by law or regulation in a state in which any securities of the Trust are or will be qualified for sale or by a national securities exchange on which any securities of the Trust are or may be listed, as such limitations may be altered from time to time.~~

        ~~The Independent Trustees shall at least annually determine whether the total fees and expenses of the Trust are reasonable in light of the investment experience of the Trust, its Net Assets, its Net Income and the fees and expenses of comparable REITs. Each such determination shall be reflected in the minutes of meetings of the Trustees.~~

        ~~Within sixty (60) days after the end of any fiscal quarter of the Trust ending on or after December 31, 1987 for which Total Operating Expenses (for the twelve months then ended) exceed either of the expense limitations provided in subparagraph (a) of this Section 4.5, the Trust shall send to the Shareholders a written disclosure of such fact, together with an explanation of the factors, if any, which the Trustees (including a majority of the Independent Trustees) have concluded were sufficiently unanticipated, unusual or nonrecurring to justify such higher Total Operating Expenses.~~

        ~~Each advisory contract with the Advisor shall provide that in the event that the Total Operating Expenses exceed any of the limitations provided in this Section 4.5, then the Advisor shall refund to the Trust the amount by which the aggregate annual Total Operating Expenses paid or incurred by the Trust exceed the limitations herein provided; provided, however, that with respect to the limitations provided in subparagraph (a) of this Section 4.5, only so much of such excess need be refunded as the Trustees, including a majority of the Independent Trustees, shall have found to be unjustified as provided above.~~

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~~ARTICLE V~~ INVESTMENT POLICY AND POLICIES WITH RESPECT TO CERTAIN
DISTRIBUTIONS TO SHAREHOLDERS

        ~~5.1    Statement of Policy.    It shall be the general objectives of the Trust (i) to provide current income for distribution to Shareholders through investments in income-producing rehabilitation, health care and related facilities and other real estate investments, (ii) to provide Shareholders with the opportunity for additional returns through participation in any increases in the operating revenues of investment properties, (iii) to provide Shareholders with the opportunity to realize income from investments in income-producing properties to be financed by the issuance of additional Shares or debt, (iv) to provide Shareholders with the opportunity to realize capital growth resulting from appreciation, if any, in the residual value of investment properties and (v) to preserve and protect Shareholders' capital. These general objectives shall be pursued in a manner consistent with the investment policies specified in the remainder of this Section 5.1.~~

        ~~While the Trustees are authorized pursuant to Article III to invest the Trust Estate in a wide variety of investments, it shall be the policy of the Trustees to invest the initial portion of the Trust Estate primarily in income-producing rehabilitation, health care and related facilities including, without limitation, acute care and rehabilitation hospitals, skilled nursing and intermediate care facilities, retirement centers, congregate living facilities, medical office buildings, health care related hotels, outpatient rehabilitation centers, community re-entry/re-training facilities and facilities housing other health care and related products and services.~~

        ~~The Trust may make secured borrowings to make permitted additional Real Estate Investments and secured or unsecured borrowings for normal working capital needs, including the repair and maintenance of properties in which it has invested, tenant improvements and leasing commissions. The Trust may make such borrowings from third parties or, subject to approval by a majority of the Independent Trustees, from Affiliates of the Advisor. Interest and other financing charges or fees to be paid on loans from such Affiliates will not exceed the interest and other financing charges or fees which would be charged by third party financing institutions on comparable loans for the same purpose in the same geographic area.~~

        ~~To the extent that the Trust Estate has assets not otherwise invested in accordance with this Section 5.1, it shall be the policy of the Trustees to invest such assets in (i) U.S. government Securities; (ii) Securities of U.S. government agencies; (iii) bankers' acceptances; (iv) bank certificates of deposit; (v) interest-bearing deposits in commercial banks; (vi) participations in pools of mortgages or bonds and notes (such as Federal Home Loan Mortgage Corporation participation sale certificates, Government National Mortgage Association modified pass-through certificates and Federal National Mortgage Association bonds and notes; (vii) bank repurchase agreements covering the Securities of the United States or agencies or instrumentalities thereof; and (viii) other short-term investments consistent with the Trust's intention to qualify as a REIT under the Internal Revenue Code.~~

        ~~It shall be the~~The fundamental investment policy of the ~~Trustees~~Trust is to make investments in such a manner as to comply with the ~~requirements~~REIT Provisions of the Internal Revenue Code and with the requirements of Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland with respect to the composition of the Trust's investments and the derivation of ~~the~~its income ~~of a real estate investment trust as defined~~. The Trustees shall use their reasonable best efforts to carry out this fundamental investment policy and to conduct the affairs of the Trust in such a manner as to continue to qualify the Trust for the tax treatment provided in the REIT Provisions of the Internal Revenue Code; provided,however, that no Trustee, officer, employee or agent of the Trust shall be liable for any act or omission resulting in the loss of tax benefits under the Internal Revenue Code~~, except for that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of duty.~~. The Board of Trustees may change from time to time, by resolution or in the Bylaws

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of the Trust, such investment policies as it determines to be in the best interest of the Trust, including prohibitions or restrictions upon certain types of investments.

        ~~5.2    Prohibited Investments and Activities.    The Trustees shall not engage in any of the following investment practices or activities:~~

          ~~(a)   investing in any junior mortgage loan unless by appraisal or other method the Independent Trustees determine that (a) capital invested in any such loan is adequately secured on the basis of the equity of the borrower in the property underlying such investment and the ability of the borrower to repay the mortgage loan or (b) such loan is a financing device entered into by the Trust to establish the priority of its capital investment over the capital invested by others investing with the Trust in a real estate project;~~

          ~~(b)   investing in commodities or commodity futures contracts (other than interest rate futures, when used solely for hedging purposes);~~

          ~~(c)   investing more than 1% of the Trust's total assets in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title;~~

          ~~(d)   [reserved];~~

          ~~(e)   granting warrants or options to purchase shares of beneficial interest of the Trust unless such warrants or options (i) are issued at an exercise price greater than or equal to the fair market value of the shares of beneficial interest of the Trust on the date of the grant and for consideration (including services) that in the judgment of a majority of the Independent Trustees has a market value at least equal to the value of the warrant or option on the date of grant, (ii) are exercisable within ten years from the date of grant and (iii) when aggregated with all other outstanding options and warrants are less than 10% of the value of the outstanding shares of beneficial interest of the Trust on the date of grant; provided that the terms of warrants or options that are issued ratably to all holders of shares of beneficial interest or as part of a financing arrangement need not meet the above restrictions;~~

          ~~(f)    holding equity investments in unimproved, non-income producing real property, except such properties as are currently undergoing development or are presently intended to be developed within one year, together with mortgage loans on such property (other than first mortgage development loans), aggregating to more than 10% of the Trust's assets;~~

          ~~(g)   engaging in trading (as compared with investment activities), or engaging in the underwriting of or distributing as agent of the Securities issued by others;~~

          ~~(h)   making secured and unsecured borrowings which in the aggregate exceed 300% of the Net Assets of the Trust, unless approved by a majority of the Independent Trustees, and disclosed to shareholders;~~

          ~~(i)    undertaking any activity that would disqualify the Trust as a real estate investment trust under the provisions of the Code as long as a real estate investment trust is accorded substantially the same treatment or benefits under the United States tax laws from time to time in effect as under Sections 856-860 of the Code at the date of adoption of the Trust's Declaration of Trust; and~~

          ~~(j)    using or applying land for farming, agriculture, horticulture or similar purposes in violation of Section 8-302(b) of the Corporations and Associations Article of the Annotated Code of Maryland.~~

        ~~5.3    Appraisals.    If the Trustees shall at any time purchase Real Property, or interests therein, the consideration paid therefor shall generally be based upon the fair market value thereof as determined~~

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~~by an appraisal by a person who is not an Affiliate of the Trust or the Advisor and who is, in the sole judgment of the Trustees, properly qualified to make such a determination.~~

        ~~5.4    Change in Investment Policies.    The investment policies set out in this Article V may be changed by a vote of a majority of the Trustees, including a majority of the Independent Trustees.~~

ARTICLE V~~ARTICLE VI~~
THE SHARES AND SHAREHOLDERS

        5.1~~6.1~~    Description of Shares.    The interest of the Shareholders shall be divided into 400,000,000 shares of beneficial interest which shall be known collectively as "Shares," all of which shall be validly issued, fully paid and non-assessable by the Trust upon receipt of full consideration for which they have been issued or without additional consideration if issued by way of share dividend or share split. There shall be two classes of Shares: 50,000,000 shares of one such class shall be known as "Preferred Shares" and 350,000,000 shares of the other such class shall be known as "Common Shares," each such class having $0.01 par value per share. Each holder of Shares shall as a result thereof be deemed to have agreed to and be bound by the terms of this Declaration. The Shares may be issued for such consideration as the Trustees shall deem advisable. The Trustees are hereby expressly authorized at any time, and from time to time, to provide for issuance of Shares upon such terms and conditions and pursuant to such agreements as the Trustees may determine. The Trustees are hereby expressly authorized at any time, and from time to time, without Shareholder approval, to amend this Declaration to increase or decrease the aggregate number of Shares or the number of Shares of any class that the Trust has authority to issue.

        The Trustees are hereby expressly authorized at any time, and from time to time, without Shareholder approval, to set (or change if such class has previously been established) the par value, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms, or conditions of redemption, of ~~the~~any unissued Preferred Shares, and such Preferred Shares may further be divided by the Trustees into classes or series.

        Except as otherwise determined by the Trustees with respect to any class or series of Preferred Shares, the holders of Shares shall be entitled to the rights and powers hereinafter set forth in this Section ~~6.1~~5.1: The holders of Shares shall be entitled to receive, when and as declared from time to time by the Trustees out of any funds legally available for the purpose, such dividends or distributions as may be declared from time to time by the Trustees. In the event of the termination of the Trust pursuant to Section 8.1 or otherwise, or upon the distribution of its assets, the assets of the Trust available for payment and distribution to Shareholders shall be distributed ratably among the holders of Shares at the time outstanding in accordance with Section 8.2. All Shares shall have equal non-cumulative voting rights at the rate of one vote per Share, and equal dividend, distribution, liquidation and other rights, and shall have no preference, conversion, exchange, sinking fund or redemption rights. Absent a contrary written agreement of the Trust authorized by the Trustees, and notwithstanding any other determination by the Trustees with respect to any class or series of Preferred Shares, no holder of Shares or Preferred Shares shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of Shares of any class whatsoever of the Trust, or of securities convertible into any shares of any class whatsoever of the Trust, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend.

        Notwithstanding any other provision of this Declaration, the Board of Trustees may cause the outstanding Common Shares to be reverse split in order to meet listing requirements of the principal securities exchange on which the Common Shares are listed for trading or for any other purpose the Board of Trustees by unanimous vote determines to be in the best interest of the Trust. A reverse split may be accomplished by any lawful means, including by any means available to a Maryland business corporation or by redeeming Shares pro rata or issuing new Shares in exchange for outstanding Shares

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in a manner so that the par value of the Common Shares are adjusted pro rata; e.g., if two outstanding Common Shares are exchanged for one new Common Share, then the par value of the new Shares shall be two times the current par value.

        5.2~~6.2~~    Certificates.    At the election of the Trust, ownership of Shares may be evidenced by certificates in such form as the Trustees shall from time to time approve, specifying the number of Shares of the applicable class held by such Shareholder. Subject to ~~Sections 6.6 and 6.14(c)~~Section 5.5 hereof, such certificates shall be treated as negotiable and title thereto and to the Shares represented thereby shall be transferred by delivery thereof to the same extent in all respects as a stock certificate, and the Shares represented thereby, of a Maryland business corporation. Unless otherwise determined by the Trustees, such certificates shall be signed by ~~the Chairman, if any, and the President~~an authorized officer of the Trust and shall be countersigned by a transfer agent, and registered by a registrar if any, and such signatures may be facsimile signatures in accordance with Section 3.2(d) hereof. There shall be filed with each transfer agent a copy of the form of certificate so approved by the Trustees, certified by the Chairman, President, or Secretary, and such form shall continue to be used unless and until the Trustees approve some other form.

        In furtherance of the provisions of ~~Sections 6.1 and 6.14(c)~~Section 5.1 hereof, each certificate evidencing Shares shall contain a legend imprinted thereon to substantially the following effect or such other legend as the Trustees may from time to time adopt:

    REFERENCE IS MADE TO THE DECLARATION OF TRUST OF THE TRUST FOR A STATEMENT OF ALL THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF EACH CLASS OR SERIES OF SHARES THAT THE TRUST IS AUTHORIZED TO ISSUE, THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES OF ANY PREFERRED OR SPECIAL CLASS OF SHARES IN SERIES, TO THE EXTENT THEY HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE TRUSTEES TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. ANY SUCH STATEMENT SHALL BE FURNISHED WITHOUT CHARGE ON REQUEST TO THE TRUST AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE. IF NECESSARY TO EFFECT COMPLIANCE BY THE TRUST WITH REQUIREMENTS OF THE INTERNAL REVENUE CODE RELATING TO REAL ESTATE INVESTMENT TRUSTS, THE SHARES EVIDENCED BY THIS CERTIFICATE MAY BE REDEEMED BY THE TRUST AND/OR THE TRANSFER THEREOF MAY BE PROHIBITED ALL UPON THE TERMS AND CONDITIONS SET FORTH IN THE DECLARATION OF TRUST. THE TRUST WILL FURNISH A COPY OF SUCH TERMS AND CONDITIONS TO THE REGISTERED HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

        5.3~~6.3~~    Fractional Shares.    In connection with any issuance of Shares, the Trustees may issue fractional Shares or may adopt provisions for the issuance of scrip including without limitation, the time within which any such scrip must be surrendered for exchange into full Shares and the rights, if any, of holders of scrip upon the expiration of the time so fixed, the rights, if any, to receive proportional distributions, and the rights, if any, to redeem scrip for cash, or the Trustees may in their discretion, or if they see fit at the option of, each holder, provide in lieu of scrip for the adjustment of the fractions in cash. The provisions of Section ~~6.2~~5.2 hereof relative to certificates for Shares shall apply so far as applicable to such scrip, except that such scrip may in the discretion of the Trustees be signed by a transfer agent alone.

        ~~6.4    Legal Ownership of Trust Estate.    The legal ownership of the Trust Estate and the right to conduct the business of the Trust are vested exclusively in the Trustees (subject to Section 3.2(s)), and the Shareholders shall have no interest therein (other than beneficial interest in the Trust conferred by~~

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~~their Shares issued hereunder) and they shall have no right to compel any partition, division, dividend or distribution of the Trust or any of the Trust Estate.~~

        5.4~~6.5~~    Shares Deemed Personal Property.    The Shares shall be personal property and shall confer upon the holders thereof only the interest and rights specifically set forth or provided for in this Declaration. The death, insolvency or incapacity of a Shareholder shall not dissolve or terminate the Trust or affect its continuity nor give his legal representative any rights whatsoever, whether against or in respect of other Shareholders, the Trustees or the Trust Estate or otherwise, except the sole right to demand and, subject to the provisions of this Declaration, the Bylaws and any requirements of law, to receive a new certificate for Shares registered in the name of such legal representative, in exchange for the certificate held by such Shareholder.

        5.5~~6.6~~    Share Record; Issuance and Transferability of Shares.    Records shall be kept by or on behalf of and under the direction of the Trustees, which shall contain the names and addresses of the Shareholders, the number of Shares held by them respectively, and the numbers of the certificates representing the Shares, and in which there shall be recorded all transfers of Shares. The Trust, the Trustees and the officers, employees and agents of the Trust shall be entitled to deem the Persons in whose names certificates are registered on the records of the Trust to be the absolute owners of the Shares represented thereby for all purposes of the Trust; but nothing herein shall be deemed to preclude the Trustees or officers, employees or agents of the Trust from inquiring as to the actual ownership of Shares. Until a transfer is duly effected on the records of the Trust, the Trustees shall not be affected by any notice of such transfer, either actual or constructive.

        Shares shall be transferable on the records of the Trust only by the record holder thereof or by his agent thereunto duly authorized in writing upon delivery to the Trustees or a transfer agent of the certificate or certificates therefor, properly endorsed or accompanied by duly executed instruments of transfer and accompanied by all necessary documentary stamps together with such evidence of the genuineness of each such endorsement, execution or authorization and of other matters as may reasonably be required by the Trustees or such transfer agent. Upon such delivery, the transfer shall be recorded in the records of the Trust and a new certificate for the Shares so transferred shall be issued to the transferee and in case of a transfer of only a part of the Shares represented by any certificate, a new certificate for the balance shall be issued to the transferor. Any Person becoming entitled to any Shares in consequence of the death of a Shareholder or otherwise by operation of law shall be recorded as the holder of such Shares and shall receive a new certificate therefor but only upon delivery to the Trustees or a transfer agent of instruments and other evidence required by the Trustees or the transfer agent to demonstrate such entitlement, the existing certificate for such Shares and such releases from applicable governmental authorities as may be required by the Trustees or transfer agent. In case of the loss, mutilation or destruction of any certificate for shares, the Trustees may issue or cause to be issued a replacement certificate on such terms and subject to such rules and regulations as the Trustees may from time to time prescribe. Nothing in this Declaration shall impose upon the Trustees or a transfer agent a duty, or limit their rights, to inquire into adverse claims.

        5.6~~6.7~~    Dividends or Distributions to Shareholders.    ~~Subject to Section 5.1, the~~The Trustees may from time to time declare and pay to Shareholders such dividends or distributions in cash, property or assets of the Trust or Securities issued by the Trust, out of current or accumulated income, capital, capital gains, principal, interest, surplus, proceeds from the increase or financing or refinancing of Trust obligations, or from the sale of portions of the Trust Estate or from any other source as the Trustees in their discretion shall determine. Shareholders shall have no right to any dividend or distribution unless and until declared by the Trustees. The Trustees shall furnish the Shareholders with a statement in writing advising as to the source of the funds so distributed not later than ninety (90) days after the close of the fiscal year in which the distribution was made.

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        5.7~~6.8~~    Transfer Agent, Dividend Disbursing Agent and Registrar.    The Trustees shall have power to employ one or more transfer agents, dividend disbursing agents and registrars ~~(including the Advisor or its Affiliates)~~ and to authorize them on behalf of the Trust to keep records to hold and to disburse any dividends or distributions and to have and perform, in respect of all original issues and transfers of Shares, dividends and distributions and reports and communications to Shareholders, the powers and duties usually had and performed by transfer agents, dividend disbursing agents and registrars of a Maryland business corporation.

        5.8~~6.9~~    Shareholders' Meetings.    There shall be an annual meeting of the Shareholders, at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Trustees shall be elected and any other proper business may be conducted. ~~The Annual Meeting of Shareholders shall be held no fewer than 30 days after delivery to the Shareholders of the Annual Report and within six (6) months after the end of each fiscal year, commencing with the fiscal year ending December 31, 1986.~~ Special meetings of Shareholders may be called by the chief executive officer of the Trust or by a majority of the ~~Trustees or of the Independent~~ Trustees and shall be called by the chief executive officer of the Trust upon the written request of Shareholders holding in the aggregate not less than ten percent (10%) of the total votes authorized to be cast by the outstanding Shares of the Trust entitled to vote at such meeting in the manner provided in the Bylaws. If there shall be no Trustees, the officers of the Trust shall promptly call a special meeting of the Shareholders entitled to vote for the election of successor Trustees. Notice of any special meeting shall state the purposes of the meeting. Any meeting may be adjourned and reconvened as the Trustees determine or as provided in the Bylaws. At any reconvened session of the meeting at which there shall be a quorum, any business may be transacted at the meeting as originally noticed.

        5.9    Quorum.    The holders of Shares entitled to vote at the meeting representing a majority of the total number of votes authorized to be cast by Shares then outstanding and entitled to vote on any question present in person or by proxy shall constitute a quorum at any such meeting for action on such question. ~~Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, without regard to class, whether or not a quorum is present, and, except as otherwise provided in the Bylaws, the meeting may be reconvened without further notice. At any reconvened session of the meeting at which there shall be a quorum, any business may be transacted at the meeting as originally noticed.~~

        5.10    Voting Rights of Shareholders.

          (a)   Subject to the provisions of any class or series of Shares then outstanding or as otherwise required by law, the Shareholders shall be entitled to vote only on the following matters: (i) election of Trustees as provided in Section 5.10(c) and the removal of Trustees as provided in Section 2.3; (ii) amendment of this Declaration as provided in Section 8.3; (iii) termination of the Trust as provided in Section 8.1 or 8.5; (iv) the merger or consolidation of the Trust or a share exchange; provided that the Shareholders shall not be entitled to vote on a merger of the Trust that may be approved pursuant to the provisions of the Maryland REIT Law by a majority of the entire Board of Trustees without a vote of the Shareholders and, provided further that, if a shareholder vote is required pursuant to the provisions of the Maryland REIT Law, such merger, consolidation or share exchange shall be approved by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote thereon (notwithstanding the higher vote required by Maryland REIT Law), (v) the transfer (as such term is defined in the Maryland General Corporation Law) of all or substantially all of the Trust Estate; provided that such transfer shall be approved by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote thereon; and provided further that the Trust shall be permitted to transfer or otherwise dispose of all or substantially all of the Trust Estate

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  without the approval of the Shareholders by means of a distribution to Shareholders or in a disposition, immediately following which the Trust continues to own, directly or indirectly, substantially all of the ownership interests in the transferees of all or substantially all of the Trust Estate, (vi) consolidation of the Trust with one or more other entities into a new entity, provided that such consolidation shall be approved by the affirmative vote of the holders of not less than a majority of all the Shares then outstanding and entitled to vote thereon, (vii) such other matters with respect to which the Board of Trustees has adopted a resolution declaring advisable or recommending a proposal and directing that the matter be submitted to the Shareholders for consideration and (viii) such other matters as may be properly brought before a meeting by a Shareholder pursuant to the Bylaws.

          (b)   ~~Except as otherwise clearly indicated in this Declaration or the Bylaws, whenever any action is to be taken by the Shareholders, it~~Any matters for which the proportion of votes is not specified in Section 5.10(a) or 5.10(e) hereof shall be authorized by the affirmative vote of the holders of Shares representing a majority of the total number of votes ~~authorized to be~~ cast by ~~shares~~Shares then outstanding and entitled to vote thereon, unless a different vote is required by law, this Declaration, or the Bylaws of the Trust.

          (c)   Subject to the provisions of any class or series of Shares then outstanding or as otherwise required by law, each outstanding Share entitled to vote, regardless of class, shall be entitled to one vote on each matter presented to Shareholders.

          (d)   With the exception of the election and removal of Trustees in accordance with this Declaration and the Bylaws of the Trust and any matter as may be properly brought before a meeting by a Shareholder pursuant to the Bylaws and applicable laws, no action that would bind the Trust and the Trustees may be taken without the prior recommendation of the Trustees. Except with respect to the foregoing matters, no action taken by the Shareholders at any meeting shall in any way bind the Board of Trustees.

          (e)   At all elections of Trustees, voting by Shareholders shall be conducted under the non-cumulative method and the election of Trustees shall be by the affirmative vote of the holders of Shares representing a majority of the total number of votes ~~authorized to be~~ cast by shares then outstanding and entitled to vote thereon; provided, however, the election of a ~~Managing Trustee or an Independent~~ Trustee in ~~an uncontested~~a contested election, which is an election in which the number of nominees for election ~~equals (or~~ is ~~less~~greater than~~)~~ the number to be elected at the meeting, shall be by the affirmative vote of Shares representing a ~~majority~~plurality of the total number of ~~Share~~share votes cast by Shares then outstanding and entitled to vote thereon.

        5.11    Written Consent of Shareholders.    Whenever Shareholders are required or permitted to take any action (unless a vote at a meeting is specifically required as in ~~Sections~~Section 8.1~~, 8.3 and 8.5~~), such action may be taken without a meeting by written consents setting forth the action so taken, signed by the holders, as of any record date established for such action in accordance with the Bylaws, of a majority (or such higher percentage as may be specified ~~elsewhere~~by applicable law or in this Declaration) of the total number of votes authorized to be cast by shares then outstanding and entitled to vote thereon deliver a consent setting forth such action in writing or by electronic transmission in accordance with any procedures set forth in the Bylaws.

        5.12    ~~6.10~~ Proxies.    Whenever the vote or consent of a Shareholder entitled to vote is required or permitted under this Declaration, such vote or consent may be given either directly by such Shareholder or by a proxy in the form prescribed in, and subject to the provisions of, the Bylaws. The Trustees may solicit such proxies from the Shareholders or any of them entitled to vote in any matter requiring or permitting the Shareholders' vote or consent.

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        ~~6.11    [Reserved].~~

        5.13~~6.12~~    Fixing Record Date.    The Bylaws may provide for fixing or, in the absence of such provision, the Trustees may fix, in advance, a date as the record date for determining the Shareholders entitled to notice of or to vote at any meeting of Shareholders or to express consent to any proposal without a meeting or for the purpose of determining Shareholders entitled to receive payment of any dividend or distribution (whether before or after termination of the Trust) ~~or any Annual Report or other communication from the Trustees~~, or for any other purpose.

        5.14    ~~6.13~~ Notice to Shareholders.    Any notice of meeting or other notice, communication or report to any Shareholder shall be deemed duly delivered to such Shareholder when such notice, communication or report is deposited, with postage thereon prepaid, in the United States mail, addressed to such Shareholder at his address as it appears on the records of the Trust or is delivered in person to such Shareholder.

ARTICLE VI
RESTRICTIONS ON TRANSFER AND OWNERSHIP OF SHARES

        6.1    Definitions.    For the purpose of this Article VI, the following terms shall have the following meanings:

        "Beneficial Ownership" shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include, but not be limited to, interests that would be treated as owned through the application of Section 544 of the Internal Revenue Code, as modified by Sections 856(h)(1)(B) and 856(h)(3) of the Internal Revenue Code. The terms "Beneficial Owner", "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.

        "Charitable Beneficiary" shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.3(g), provided that each such organization shall be described in Sections 501(c)(3), 170(b)(1)(A) (other than clause (vii) or (viii) thereof) and 170(c)(2) of the Internal Revenue Code and contributions to each such organization shall be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Internal Revenue Code.

        "Charitable Trust" shall mean any trust provided for in Sections 6.2(a)(ii) and 6.3(a).

        "Charitable Trustee" shall mean each Person, unaffiliated with the Trust and a Prohibited Owner, that is appointed by the Trust from time to time to serve as a trustee of a Charitable Trust as provided by Section 6.3(a).

        "Common Shares" shall mean the common shares of beneficial interest designated as such in the Declaration.

        ~~6.14    Shareholders' Disclosure:    Trustees' Right to Refuse to Transfer Shares; Limitation on Holdings; Redemption of Shares.~~

          ~~(a)   The Shareholders shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of the Shares as the Trustees deem necessary or appropriate to comply with the REIT provisions of the Internal Revenue Code or to comply with the requirements of any taxing authority or governmental agency.~~

          ~~(b)   Whenever in good faith the Trustees deem it reasonably necessary to protect the status of the Trust as a REIT they may require a statement or affidavit from each Shareholder or proposed transferee of Shares setting forth the number of Shares already owned, directly or indirectly, by him and any related Person specified in the form prescribed by the Trustees for that purpose. If, in the opinion of the Trustees, which shall be binding upon any proposed transferee of Shares, any proposed transfer would jeopardize the status of the Trust as a REIT, the Trustees shall have the right, but not the duty, to refuse to permit such transfer.~~

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          ~~(c)   The Trustees, by notice to the holder thereof, may purchase any or all Shares that have been transferred pursuant to a transfer which, in the opinion of the Trustees, would jeopardize the status of the Trust as a REIT. Without limiting the generality of the foregoing, as a condition to the transfer and/or registration of transfer of any Shares which could result in direct or indirect ownership (as hereafter defined) of Shares representing more than 9.8% in value of the total Shares outstanding (the "Excess Shares") becoming concentrated in the hands of one owner other than an Excepted Person, such potential owner shall file with the Trust the statement or affidavit described in subsection (b) of this Section 6.14 no later than the fifteenth day prior to any transfer, registration of transfer or transaction which, if consummated, would result in such ownership. The Trustees shall have the power~~

              ~~(i)  by lot or other means deemed equitable by them to call for the purchase from the beneficial owner or the Shareholder of such Excess Shares, and (ii) to refuse to transfer or issue Shares to any Person whose acquisition of such Shares would, in the opinion of the Trustees, result in the direct or indirect beneficial ownership of any Excess Shares by a person other than any of the Excepted Persons. The purchase price for any Excess Shares shall be equal to the fair market value of the Shares reflected in the closing sale price for the Shares, if then listed on a national securities exchange, or such price for the Shares on the principal exchange if then listed on more than one national securities exchange, or if the Shares are not then listed on a national securities exchange, the latest bid quotation for the Shares if then traded over-the-counter, on the last trading day immediately preceding the day on which notices of such acquisition are sent, or, if no such closing sales prices or quotations are available, then the purchase price shall be equal to the net asset value of such Shares as determined by the Trustees in accordance with the provisions of applicable law. Prompt payment of the purchase price shall be made in cash by the Trust in such manner as may be determined by the Trustees. From and after the date fixed for purchase by the Trustees, and so long as payment of the purchase price for the Shares to be so redeemed shall have been made or duly provided for, the holder of any Excess Shares so called for purchase shall cease to be entitled to distributions, voting rights and other benefits with respect to such Shares, excepting only the right to payment of the purchase price fixed as aforesaid. Any transfer of Shares, options, warrants or other securities convertible into Shares that would create a direct or indirect beneficial owner of Excess Shares other than any of the Excepted Persons shall be deemed void ab initio and the intended transferee shall be deemed never to have an interest therein. If the foregoing provision is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the transferee of such Shares, options, warrants or other securities convertible into Shares shall be deemed, at the option of the Trust, to have acted as agent on behalf of the Trust in acquiring such Shares and to hold such Shares on behalf of the Trust.~~

~~The following persons are "Excepted Persons": (i) the Advisor, (ii) persons to whom the Advisor's Share ownership is attributed or whose Share ownership is attributed to the Advisor, or (iii) other persons approved by the Trustees, at their option and in their sole discretion, provided only that such approval shall not be granted to any person whose ownership of more than 9.8% in value of the total Shares outstanding would result, directly, indirectly or as a result of attribution of ownership, in termination of the status of the Trust as a REIT.~~

          ~~(d)   Notwithstanding any other provision in this Declaration of Trust or the Bylaws, the foregoing provision may not be amended or repealed without the affirmative vote of 75% of the Shares entitled to vote.~~

          ~~(e)   Notwithstanding any other provision of this Declaration of Trust to the contrary, any purported acquisition of Shares of the Trust (whether such purported acquisition results from the direct or indirect acquisition or ownership (as hereafter defined) of Shares) which would result in~~

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  ~~the disqualification of the Trust as a REIT shall be null and void. Any such Shares may be treated by the Trustees in the manner prescribed for Excess Shares in subsection (c) of this Section 6.14.~~

          ~~(f)    Nothing contained in this Section 6.14 or in any other provision of this Declaration of Trust shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of the Shareholders by preservation of the Trust's status as a REIT.~~

          ~~(g)   If any provision of this Section 6.14 or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provision shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court. To the extent this Section 6.14 may be inconsistent with any other provision of this Declaration of Trust, this Section 6.14 shall be controlling.~~

          ~~(h)   It shall be the policy of the Trustees to consult with the appropriate officials of any stock exchange on which the relevant Shares of the Trust are listed as far as reasonably possible in advance of the final exercise (at any time when the Shares are listed on such exchange) of any powers granted by subsections (b) or (c) of this Section 6.14.~~

          ~~(i)    For purposes of this Declaration of Trust, Shares not owned directly shall be deemed to be owned indirectly by a person if that person or a group of which he is a member would be the beneficial owner of such Shares, as defined as of September 1, 1986 in Rule 13d-3 under the Securities Exchange Act of 1934 and/or would be considered to own such Shares by reason of the attribution rules of Section 544 or~~"Constructive Ownership" shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include any interests that would be treated as owned through the application of Section 318(a) of the Internal Revenue Code, as modified by Section 856(d)(5) of the Internal Revenue Code. The terms "Constructive Owner", "Constructively Owns" and "Constructively Owned" shall have the correlative meanings.

          ~~(j)    The Trustees may, in their sole discretion, adopt, amend or repeal Bylaws providing additional alternative measures to enforce the ownership limitations set forth in paragraphs (b) and (c) above, including, without limitation, alternative powers to those set forth in paragraph (c)(i) above.~~

        "Excepted Holder" shall mean a shareholder of the Trust for whom an Excepted Holder Limit is created by the Board of Trustees pursuant to Section 6.2(e).

        "Excepted Holder Limit" shall mean, provided that and only so long as the affected Excepted Holder complies with all of the requirements established by the Board of Trustees pursuant to Section 6.2(e), the percentage limit established by the Board of Trustees.

        "Internal Revenue Code" shall mean the Internal Revenue Code of 1986, as amended.

        "Market Price" with respect to Shares on any date shall mean the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported on the principal consolidated transaction reporting system with respect to such Shares, or if such Shares are not listed or admitted to trading on any National Securities Exchange, the last sale price in the over the counter market, or if no trading price is available for such Shares, the fair market value of such Shares as determined in good faith by the Board of Trustees.

        "National Securities Exchange" means an exchange registered with the SEC under Section 6(a) of the Exchange Act, as amended, supplemented or restated from time to time, and any successor to such statute.

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        "Ownership Limit" shall mean (a) with respect to Common Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the Common Shares outstanding at the time of determination and (b) with respect to any other class or series of Shares, 9.8% (in value or number of shares, whichever is more restrictive) of the Shares of such class or series outstanding at the time of determination.

        "Person" shall mean and include individuals, corporations, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts and other entities and governments and agencies and political subdivisions thereof and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

        "Preferred Shares" shall mean any class or series of preferred shares of beneficial interest designated as such in the Declaration.

        "Prohibited Owner" shall mean any Person who, but for the provisions of Section 6.2(a), would Beneficially Own or Constructively Own Shares in excess of the Ownership Limit, and if appropriate in the context, shall also mean any Person who would have been the holder of record in the books of the Trust or the Trust's transfer agent of Shares that the Prohibited Owner would have so owned.

        "REIT" shall mean a "real estate investment trust" within the meaning of Section 856 of the Internal Revenue Code.

        "Shares" shall mean the shares of beneficial interest of the Trust.

        "Transfer" shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event (or any agreement to take any such actions or cause any such events) that causes any Person to acquire Beneficial Ownership or Constructive Ownership of Shares or the right to vote or receive distributions on Shares, including, without limitation, (a) any change in the capital structure of the Trust which has the effect of increasing the total equity interest of any Person in the Trust, (b) a change in the relationship between two or more Persons which causes a change in ownership of Shares by application of Section 544 of the Internal Revenue Code, as modified by Section 856(h) of the Internal Revenue Code, or by application of Section 318(a) of the Internal Revenue Code, as modified by Section 856(d)(5) of the Internal Revenue Code, (c) the grant or exercise of any option or warrant (or any disposition of any option or warrant, or any event that causes any option or warrant not theretofore exercisable to become exercisable), pledge, security interest or similar right to acquire Shares, (d) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right, and (e) transfers of interests in other entities that result in changes in Beneficial Ownership or Constructive Ownership of Shares, in each case, whether voluntary or involuntary, whether owned of record or Beneficially Owned or Constructively Owned, and whether by operation of law or otherwise. The terms "Transferring" and "Transferred" shall have the correlative meanings.

        6.2    ~~6.15 Special Voting Requirements for Certain Business Combinations~~Restrictions on Ownership.

          ~~(a)   The affirmative vote of the holders of not less than 75% of the Shares then outstanding and entitled to vote thereon shall be required for the approval or authorization of any "Business Combination" (as hereinafter defined) of the Trust with any "Related Person" (as hereinafter defined). However, such 75% voting requirement shall not be applicable if: (1) the Board of Trustees by unanimous vote or written consent shall have expressly approved in advance the acquisition of the outstanding Shares of the Trust that caused the Related Person to become a Related Person or shall have approved the Business Combination prior to the Related Person involved in the Business Combination having become a Related Person; or (2) the Business Combination is solely between the Trust and another limited partnership, partnership, trust or corporation, 100% of the voting securities of which is owned directly or indirectly by the Trust.~~

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          (a)    Ownership Limitations.

            (i)    Basic Restrictions.    (A) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Ownership Limit, (B) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder, (C) no Person shall Beneficially Own or Constructively Own Shares to the extent that (i) such Beneficial Ownership or Constructive Ownership of Shares would result in the Trust being "closely held" within the meaning of Section 856(h) of the Internal Revenue Code (without regard to whether the ownership interest is held during the last half of a taxable year), or (ii) such Beneficial or Constructive Ownership of Shares would result in the Trust otherwise failing to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Internal Revenue Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Internal Revenue Code), or (D) subject to Section 6.5, notwithstanding any other provisions contained herein, any Transfer of Shares (whether or not such Transfer is the result of a transaction entered into through the facilities of a National Securities Exchange or automated inter-dealer quotation system) that, if effective, would result in Shares being beneficially owned by less than one-hundred (100) Persons (determined under the principles of Section 856(a)(5) of the Internal Revenue Code) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

            (ii)    Transfer in Trust or Voided Transfer.    If any Transfer of Shares occurs (whether or not such Transfer is the result of a transaction entered into through the facilities of a National Securities Exchange or automated inter-dealer quotation system) which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Sections 6.2(a)(i)(A), 6.2(a)(i)(B) or 6.2(a)(i)(C), as applicable, then the Board of Trustees shall be authorized and empowered to deem (and if so deemed, such action and result shall be deemed to occur and the officers of the Trust shall be authorized to take such actions in the name and on behalf of the Trust authorized by the Board of Trustees to effectuate the same): (A) that number of Shares the Beneficial Ownership or Constructive Ownership of which otherwise would cause such Person to violate Sections 6.2(a)(i)(A), 6.2(a)(i)(B) or 6.2(a)(i)(C) (rounded upward to the nearest whole share, and such excess shares, including as so rounded, the "Excess Shares") to be automatically transferred to a Charitable Trust or Charitable Trusts for the benefit of a Charitable Beneficiary, as described in Section 6.3, effective as of the close of business on the Business Day prior to the date of such determination of such Transfer or at such other time determined by the Board of Trustees, and such Person shall acquire no rights in the Excess Shares; or (B) to the fullest extent permitted by law, the Transfer of Excess Shares to be void ab initio, in which case, the intended transferee shall acquire no rights in the Excess Shares.

            (iii)    Cooperation.    The shareholder that would otherwise qualify as a Prohibited Owner absent the application of the provisions of Section 6.2(a)(ii) shall use best efforts and take all actions necessary or requested by the Trust to cooperate with effecting the actions taken by the Board of Trustees pursuant to Section 6.2(a)(ii), including, without limitation, informing the Trust where any Excess Shares may be held and instructing its agents to cooperate in the prompt implementation and effectuation of the actions so taken by the Board of Trustees.

          (b)    Remedies for Breach.    If the Board of Trustees or any duly authorized committee thereof shall at any time determine that a Transfer or other event has taken place that results in a violation of Section 6.2(a)(i) or that a Person intends to acquire or has attempted to acquire Beneficial Ownership or Constructive Ownership of any Shares in violation of Section 6.2(a)(i)

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  (whether or not such violation is intended), the Board of Trustees or a committee thereof may take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Trust to redeem Shares, refusing to give effect to such Transfer on the books of the Trust or the Trust's transfer agent or instituting proceedings to enjoin such Transfer or other event. This Section 6.2(b) shall not in any way limit the provisions of Section 6.2(a)(ii).

          (c)    Notice of Restricted Transfer.    Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.2(a)(i), or any Person who would have owned Excess Shares, shall immediately give written notice to the Trust of such event, or in the case of such a proposed or attempted transaction, give at least fifteen (15) days prior written notice, and shall provide to the Trust such other information as the Trust may request.

          (d)    Owners Required to Provide Information.    Every shareholder of five percent (5%) or more of the Shares of any series or class outstanding at the time of determination, within thirty (30) days after the end of each taxable year and also within three (3) Business Days after a request from the Trust, shall give written notice to the Trust stating the name and address of such owner, the number of Shares Beneficially Owned, and a description of the manner in which such Shares are held; provided that a shareholder who holds Shares as nominee for another Person, which other Person is required to include in gross income the distributions received on such Shares (an "Actual Owner"), shall give written notice to the Trust stating the name and address of such Actual Owner and the number of Shares of such Actual Owner with respect to which the shareholder is nominee. Each such shareholder and each Actual Owner shall provide to the Trust such additional information as the Trust may request in order to determine the Trust's status as a REIT, to determine the Trust's compliance with other applicable laws or requirements of any governmental authority or to ensure compliance with the Ownership Limit. Each Person who is a Beneficial Owner or Constructive Owner of Shares and each Person (including the shareholder) who is holding Shares for a Beneficial Owner or Constructive Owner shall provide to the Trust such information as the Trust may request, in good faith, in order to determine the Trust's status as a REIT, to determine the Trust's compliance with other applicable laws or requirements of any governmental authority and to comply with requirements of any taxing authority or other governmental authority or to determine such compliance.

          (e) ~~(b)    For purposes of this Section 6.15:~~Exceptions.

              ~~(i)  The term "Business Combination" shall mean (a) any merger or consolidation of the Trust with or into a Related Person, (b) any sale, lease, exchange, transfer or other disposition, including without limitation a mortgage or any other security device, of all or any "Substantial Part" (as hereinafter defined) of the assets of the Trust (including without limitation any voting securities of a subsidiary) to a Related Person, (c) any merger or consolidation of a Related Person with or into the Trust, (d) any sale, lease, exchange, transfer or other disposition of assets of a Related Person to the Trust having a book value equal to more than 10% of the Invested Assets of the Trust as of the end of the Trust's most recent fiscal year ending prior to the time the determination is made, (e) the issuance of any Securities (other than by way of pro rata distribution to all Shareholders) of the Trust to a Related Person, and (f) any agreement, contract or other arrangement providing for any of the transactions described in this definition of Business Combination.~~

             ~~(ii)  The term "Related Person" shall mean and include any individual, corporation, partnership, limited partnership or other person or entity other than the Advisor or any wholly owned subsidiary of the Advisor which, together with its "affiliates" and "associates" (as defined as of September 1, 1986, in Rule 12b-2 under the Securities Exchange Act of~~

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    ~~(iii) "beneficially owns" (as defined as of September 1, 1986, in Rule 13d-3 under the Securities Exchange Act of 1934) in the aggregate 10% or more of the outstanding Shares of the Trust.~~

            ~~(iii)  The term "Substantial Part" shall mean an amount equal to more than 10% of the Invested Assets of the Trust as of the end of its most recent fiscal year ending prior to the time the determination is being made.~~

            ~~(iv)  Without limitation, any Shares that any Related Person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed beneficially owned by the Related Person.~~

          ~~(c)   The Trust elects not to be governed by the provisions of Subtitle 6 of Title 3 of the Corporations and Associations Article of the Annotated Code of Maryland, and the provisions of subparagraphs (a) and (b) of this Section 6.15 shall be in substitution for and to the exclusion of said Subtitle 6 of Title 3.~~

          ~~(d)   Except as otherwise provided in this Section 6.15, the Trust may effect any merger or consolidation in accordance with applicable law.~~

              (i)  The Board of Trustees, in its sole discretion, may grant to any Person who makes a request therefor an exception to the Ownership Limit (or one or more elements thereof) with respect to the ownership of any series or class of Shares, subject to the following conditions and limitations: (A) the Board of Trustees shall have determined, in its discretion, that: (1) assuming such Person would Beneficially or Constructively Own the maximum amount of Common Shares and Preferred Shares permitted as a result of the exception to be granted and (2) assuming that all other Persons who would be treated as "individuals" for purposes of Section 542(a)(2) of the Internal Revenue Code (determined taking into account Section 856(h)(3)(A) of the Internal Revenue Code) would Beneficially or Constructively Own the maximum amount of Common Shares and Preferred Shares permitted under this Article VI (taking into account any exception, waiver, or exemption granted under this Section 6.2(e) to (or with respect to) such Persons), the Trust would not be "closely held" within the meaning of Section 856(h) of the Internal Revenue Code (assuming that the ownership of Shares is determined during the second half of a taxable year) and would not otherwise fail to qualify as a REIT (including, without limitation, Beneficial Ownership or Constructive Ownership that would result in the Trust owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Internal Revenue Code if the income derived by the Trust from such tenant would cause the Trust to fail to satisfy any of the gross income requirements of Section 856(c) of the Internal Revenue Code); and (B) such Person provides to the Board of Trustees, for the benefit of the Trust, such representations and undertakings, if any, as the Board of Trustees may, in its discretion, determine to be necessary in order for it to make the determination that the conditions set forth in Section 6.2(e)(i)(A) of this Article have been and/or will continue to be satisfied (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person with respect to the Beneficial or Constructive Ownership of one or more other classes or series of Shares not subject to the exception), and such Person agrees that any violation of such representations and undertakings or any attempted violation thereof will give rise to the application of the remedies set forth in Sections 6.2(a)(ii) and 6.2(b) of this Article with respect to Shares held in excess of the Ownership Limit or the Excepted Holder Limit (as may be applicable) with respect to such Person (determined without regard to the exception granted such Person under this Section 6.2(e)(i)). If a member of the Board of Trustees requests that the Board of Trustees grant an exception pursuant to this Section 6.2(e) with respect to such member, or with respect to any other Person if such

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    member of the Board of Trustees would be considered to be the Beneficial Owner or Constructive Owner of Shares owned by such other Person, such member of the Board of Trustees shall not participate in the decision of the Board of Trustees as to whether to grant any such exception.

             (ii)  Prior to granting any exception or exemption pursuant to Section 6.2(e), the Board of Trustees may require a ruling from the IRS or an opinion of counsel, in either case in form and substance satisfactory to the Board of Trustees, in its sole and absolute discretion as it may deem necessary or advisable in order to determine or ensure the Trust's status as a REIT; provided, however, that the Board of Trustees shall not be obligated to require obtaining a favorable ruling or opinion in order to grant an exception hereunder.

            (iii)  Subject to Section 6.2(a)(i)(C), an underwriter or initial purchaser that participates in a public offering or a private placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Ownership Limit, but only to the extent necessary to facilitate such public offering or private placement as determined by the Board of Trustees.

        6.3    Transfer of Shares.

          (a)    Ownership in Trust.    Upon any purported Transfer or other event described in Section 6.2(a)(ii) that results in a transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been transferred to the Charitable Trustee as trustee or trustees, as applicable, of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries (except to the extent otherwise provided in Section 6.3(e)). Such transfer to the Charitable Trustee shall be deemed to be effective as of the time provided in Section 6.2(a)(ii). Any Charitable Trustee shall be appointed by the Trust and shall be a Person unaffiliated with the Trust and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Trust as provided in Section 6.3(g) of this Article.

          (b)    Status of Shares Held by a Charitable Trustee.    Shares held by a Charitable Trustee shall be issued and outstanding Shares of the Trust. The Prohibited Owner shall:

              (i)  have no rights in the Shares held by the Charitable Trustee;

             (ii)  not benefit economically from ownership of any Shares held in trust by the Charitable Trustee (except to the extent otherwise provided in Section 6.3(e) of this Article);

            (iii)  have no rights to dividends or other distributions;

            (iv)  not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust; and

             (v)  have no claim, cause of action or other recourse whatsoever against the purported transferor of such Shares.

          (c)    Dividend and Voting Rights.    The Charitable Trustee shall have all voting rights and rights to dividends or other distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary (except to the extent otherwise provided in Section 6.3(e)). Any dividend or other distribution paid with respect to any Shares which constituted Excess Shares at such time and prior to Shares having been transferred to the Charitable Trustee shall be paid to the Charitable Trustee by the Prohibited Owner upon demand and any dividend or other distribution authorized but unpaid with respect to such Shares shall be paid when due to the Charitable Trustee. Any dividends or distributions so paid to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall

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  have no voting rights with respect to Shares held in the Charitable Trust and, effective as of the date that Shares have been transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee's discretion) (i) to rescind as void any vote cast by a Prohibited Owner with respect to such Shares at any time such Shares constituted Excess Shares with respect to such Prohibited Owner and (ii) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Trust has already taken irreversible action, then the Charitable Trustee shall not have the power to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Shares have been transferred into a Charitable Trust, the Trust shall be entitled to rely on its stock transfer and other shareholder records for purposes of preparing lists of shareholders entitled to vote at meetings, determining the validity and authority of proxies, and otherwise conducting votes of shareholders.

          (d)    Rights upon Liquidation.    Upon any voluntary or involuntary liquidation, dissolution or winding up of or any distribution of the assets of the Trust, the Charitable Trustee shall be entitled to receive, ratably with each other holder of Shares of the class or series of Shares that is held in the Charitable Trust, that portion of the assets of the Trust available for distribution to the holders of such class or series (determined based upon the ratio that the number of Shares of such class or series of Shares held by the Charitable Trustee bears to the total number of Shares of such class or series of Shares then outstanding). The Charitable Trustee shall distribute any such assets received in respect of the Shares held in the Charitable Trust in any liquidation, dissolution or winding up or distribution of the assets of the Trust, in accordance with Section 6.3(e).

          (e)    Sale of Shares by Charitable Trustee.    Unless otherwise directed by the Board of Trustees, within twenty (20) days of receiving notice from the Trust that Shares have been transferred to the Charitable Trust, or soon thereafter as practicable, the Charitable Trustee shall sell the Shares held in the Charitable Trust (together with the right to receive dividends or other distributions with respect to such Shares as to any Shares transferred to the Charitable Trustee as a result of the operation of Section 6.2(a)(ii)) to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.2(a)(i). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and to the Charitable Beneficiary as provided in this Section 6.3(e).

          A Prohibited Owner shall receive the lesser of (A) the net price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (for example, in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 6.4 and (B) the net sales proceeds received by the Charitable Trustee from the sale or other disposition of the Shares held in the Charitable Trust. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be paid to the Charitable Beneficiary, less the costs, expenses and compensation of the Charitable Trustee and the Trust as provided in Section 6.4. If such Shares are sold by a Prohibited Owner, then (A) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (B) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.3(e) of this Article, such excess shall be paid promptly to the Charitable Trustee upon demand.

          (f)    Trust's Purchase Right in Excess Shares.    Notwithstanding any transfer of Excess Shares to a Charitable Trust pursuant to this Article VI, Excess Shares shall be deemed to have been offered for sale to the Trust, or its designee, at a price per Share equal to the lesser of (i) the price per Share in the transaction that resulted in such Shares becoming Excess Shares (or, if the Prohibited

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  Owner did not give value for such Shares, such as in the case of a devise, gift or other such transaction, the Market Price per such Share on the day of the event causing the Shares to become Excess Shares) and (ii) the Market Price per such Share on the date the Trust, or its designee, accepts such offer, in each case of clauses (i) and (ii) of this sentence, less the costs, expenses and compensation of the Charitable Trustee, if any, and the Trust as provided in Section 6.4. The Trust shall have the right to accept such offer until the Charitable Trustee, if any, has sold the Shares held in the Charitable Trust, if any, pursuant to Section 6.3(e). Upon such a sale to the Trust, if a Charitable Trust has been established pursuant to this Article VI, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner and the Charitable Beneficiary as provided in Section 6.3(e).

          (g)    Designation of Charitable Beneficiaries.    By written notice to the Charitable Trustee, the Trust shall designate from time to time one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (i) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.2(a)(i) in the hands of such Charitable Beneficiary and (ii) contributions to each such organization shall be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Internal Revenue Code. The Charitable Beneficiary shall not obtain any enforceable right to the Charitable Trust or any of its trust corpus until so designated and thereafter any such rights remain subject to the provisions of this Article VI, including, without limitation, Section 6.3(h).

          (h)    Retroactive Changes.    Notwithstanding any other provisions of this Article VI, the Board of Trustees is authorized and empowered to retroactively amend, alter or repeal any rights which the Charitable Trust, the Charitable Trustee or the Charitable Beneficiary may have under this Article VI, including, without limitation, granting retroactive Excepted Holder status to any otherwise Prohibited Owner, with the effect of any transfer of Excess Shares to a Charitable Trust being fully and retroactively revoked; provided, however, that the Board of Trustees shall not have the authority or power to retroactively amend, alter or repeal any obligations to pay amounts incurred prior to such time and owed or payable to the Charitable Trustee pursuant to Section 6.4 of this Article.

        6.4    Costs, Expenses and Compensation of Charitable Trustee and the Trust.

          (a)   The Charitable Trustee shall be indemnified by the Trust or from the proceeds from the sale of Shares held in the Charitable Trust, as further provided in this Article VI, for its costs and expenses reasonably incurred in connection with conducting its duties and satisfying its obligations pursuant to this Article VI.

          (b)   The Charitable Trustee shall be entitled to receive reasonable compensation for services provided by the Charitable Trustee in connection with serving as a Charitable Trustee, the amount and form of which shall be determined by agreement of the Board of Trustees and the Charitable Trustee.

          (c)   Costs, expenses and compensation payable to the Charitable Trustee pursuant to Sections 6.4(a) and 6.4(b) may be funded from the Charitable Trust or by the Trust. The Trust shall be entitled to reimbursement on a first priority basis (after payment in full of amounts payable to the Charitable Trustee pursuant to Sections 6.4(a) and 6.4(b)) from the Charitable Trust for any such amounts funded by the Trust.

          (d)   Costs and expenses incurred by the Trust in the process of enforcing the ownership limitation set forth in Section 6.2(a)(i), in addition to reimbursement of costs, expenses and compensation of the Charitable Trustee which have been funded by the Trust, may be collected from the Charitable Trust.

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        6.5    Transactions on a National Securities Exchange.    Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of a National Securities Exchange or any automated inter-dealer quotation system. The fact that the settlement of any transaction takes place shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.

        6.6    Enforcement.    The Trust is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.

        6.7    Non-Waiver.    No delay or failure on the part of the Trust or the Board of Trustees in exercising any right hereunder shall operate as a waiver of any right of the Trust or the Board of Trustees, as the case may be, except to the extent specifically waived in writing.

        6.8    Enforceability.    If any of the restrictions on transfer of Shares contained in this Article VI are determined to be void, invalid or unenforceable by any court of competent jurisdiction, then, to the fullest extent permitted by law, the Prohibited Owner may be deemed, at the option of the Trust, to have acted as an agent of the Trust in acquiring such Shares and to hold such Shares on behalf of the Trust.

ARTICLE VII
LIABILITY OF TRUSTEES, SHAREHOLDERS, OFFICERS,
EMPLOYEES AND AGENTS, AND OTHER MATTERS

        7.1    Limitation of Liability of Shareholders, Trustees, Officers, Employees and Agents for Obligations of the Trust.    The Trustees and the officers, employees and agents ~~(including the Advisor)~~ of the Trust, in incurring any debts, liabilities or obligations or in taking or omitting any other actions for or in connection with the Trust, are, and shall be deemed to be, acting as trustees, officers, employees or agents of the Trust and not in their own individual capacities. Except as otherwise provided in ~~Sections~~Section 7.3 hereof with respect to liability of Trustees or officers, agents or employees of the Trust to the Trust or to Shareholders, no Shareholder, Trustee or officer, employee or agent ~~(including the Advisor)~~ of the Trust shall be liable for any debt, claim, demand, judgment decree, liability or obligation of any kind (in tort, contract or otherwise) of, against or with respect to the Trust or arising out of any action taken or omitted for or on behalf of the Trust, and the Trust shall be solely liable therefor and resort shall be had solely to the Trust Estate for the payment or performance thereof, and no Shareholder, Trustee or officer, employee or agent ~~(including the Advisor)~~ of the Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any other Person or Persons in connection with the Trust Estate or the affairs of the Trust (or any actions taken or omitted for or on behalf of the Trust), and all such other Persons shall look solely to the Trust Estate for satisfaction of claims of any nature arising in connection with the Trust Estate or the affairs of the Trust (or any action taken or omitted for or on behalf of the Trust).

        7.2    Express Exculpatory Clauses and Instruments.    Any written instrument creating an obligation of the Trust ~~shall~~may include a reference to this Declaration and provide that neither the Shareholders nor the Trustees nor any officers, employees or agents ~~(including the Advisor)~~ of the Trust shall be liable thereunder and that all Persons shall look solely to the Trust Estate for the payment of any claim thereunder or for the performance thereof; however, the omission of such provision from any such instrument shall not render the Shareholders, any Trustee, or any officer, employee or agent ~~(including the Advisor)~~ of the Trust liable nor shall the Shareholders, any Trustee or any officer, employee or agent ~~(including the Advisor)~~ of the Trust be liable to any one for such omission.

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        7.3    Limitation of Liability of Trustees, Officers, Employees and Agents to the Trust and to Shareholders for Acts and Omissions.

          ~~(a)~~   No ~~Independent~~ Trustee or officer, employee or agent of the Trust shall have any greater duties than those established by this Declaration of Trust or, in cases as to which such duties are not so established, than those of the directors, officers, employees and agents of a Maryland business corporation in effect from time to time. No ~~Independent~~ Trustee, officer, employee or agent of the Trust shall be liable to the Trust, Shareholders or to any other Person for any act or omission except for his own willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

          ~~(b)   No Affiliated Trustee shall have liability to the Trust, Shareholders or any other Person for any loss suffered by the Trust which arises out of any action or inaction of such Affiliated Trustee if such Affiliated Trustee in good faith had determined that such course of conduct was in the best interest of the Trust and if such course of conduct did not constitute negligence or misconduct of such Affiliated Trustee.~~

        ~~7.4    Indemnification and Reimbursement of Trustees, Officers, Employees and Agents.~~

          ~~(a)   Except as otherwise provided in paragraph (b) of this Section 7.4, any Person made a party to any action, suit or proceeding or against whom a claim or liability is asserted by reason of the fact that he, his testator or intestate was or is a Independent Trustee, officer, employee or agent of the Trust shall be indemnified and held harmless by the Trust against judgments, fines, amounts paid on account thereof (whether in settlement or otherwise) and reasonable expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense of such action, suit, proceeding, claim or alleged liability or in connection with any appeal therein, whether or not the same proceeds to judgment or is settled or otherwise brought to a conclusion; provided, however, that no such Person shall be so indemnified or reimbursed for any claim, obligation or liability which shall have been adjudicated to have arisen out of or been based upon his willful misfeasance, bad faith, gross negligence or reckless disregard of duty; and provided, further, that such Person gives prompt notice thereof, executes such documents and takes such action as will permit the Trust to conduct the defense or settlement thereof and cooperates therein. In the event of a settlement approved by the Trustees of any such claim, alleged liability, action, suit or proceeding, indemnification and reimbursement shall be provided except as to such matters covered by the settlement which the Trust is advised by its counsel would, if adjudicated, likely be adjudicated to have arisen out of or been based upon such Person's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Such rights of indemnification and reimbursement shall be satisfied only out of the Trust Estate. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled, nor shall anything contained herein restrict such Person's right to contribution as may be available under applicable law. The Trustees may make advance payments in connection with indemnification under this Section 7.4, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification. Any action taken by or conduct on the part of an Independent Trustee, officer, employee or agent of the Trust in conformity with or in good faith reliance upon the provisions of this Declaration (including without limitation any provision in Article VII hereof) shall not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of duty.~~

          ~~(b)   Each Affiliated Trustee and any Affiliates (as defined in Section 7.5 hereof) of such Affiliated Trustee shall be indemnified by the Trust against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by them in connection with any action or inaction of such Affiliated Trustee or Affiliate if such Affiliated Trustee or Affiliate, in good faith, determined that such course of conduct was in the best interest of the Trust and if such~~

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~~conduct did not constitute negligence or misconduct on the part of such Affiliated Trustee or Affiliate. Notwithstanding the foregoing, Affiliated Trustees and their Affiliates and any person acting for the Trust as a broker/dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claim against the particular indemnitee. In any claim for indemnification for federal or state securities law violations, the party seeking indemnification shall place before the court the position of the Securities and Exchange Commission and the Massachusetts Securities Division (and any other state securities commissioner or administrator who may so require) with respect to the issue of indemnification for securities law violations. The Trust shall not incur the cost of that portion of any insurance, other than public liability insurance, which insures any party against any liability the indemnification of which is prohibited by this Section 7.4(b). The provision of advances from Trust funds to the Affiliated Trustees and any Affiliates for legal expenses and other costs incurred as a result of any legal action initiated against the Affiliated Trustees by Shareholders of the Trust is prohibited.~~

          ~~(c)   Notwithstanding anything herein to the contrary, and to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no Trustee or officer of the Trust shall be personally liable to the Trust or its shareholders for money damages. No amendment of this Declaration or repeal of any of its provisions shall limit or eliminate the limitation on liability provided to Trustees and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal.~~

        ~~7.5    Certain Definitions.    For the purposes of Section 7.4(b) hereof, the term "Affiliate," when used in connection with the term "Affiliated Trustee," shall mean any person performing services on behalf of the Trust who (i) directly or indirectly controls, is controlled by, or is under common control with such Affiliated Trustee; (ii) owns or controls ten percent (10%) or more of the outstanding voting securities of such Affiliated Trustee; (iii) is an officer, director, partner or trustee of such Affiliated Trustee; or (iv) is a company for which such Affiliated Trustee acts as an officer, director, partner or trustee. For the purposes of the above definition, the terms "control," "controlling," "controlled by," and "under common control with" refer to the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.~~

        7.4~~7.6~~    Indemnification and Reimbursement of ~~Shareholders~~ Expenses.    ~~Any Shareholder made a party to any action, suit or proceeding or~~ The Trust shall have the power, to the maximum extent permitted by Maryland statutory or decisional law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former Shareholder, Trustee or officer of the Trust or (b) any individual who, while a Shareholder, Trustee or officer of the Trust and at the express request of the Trust, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, Shareholder, partner or trustee of such corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, from and against ~~him a claim or~~all claims and liabilities ~~asserted~~ to which such person may become subject by reason of ~~the fact that he,~~ his ~~testate~~ being or ~~intestate was or is~~ having been a Shareholder ~~shall be indemnified and held harmless by the Trust against judgments, fines, amounts paid on account thereof (whether in settlement or otherwise) and reasonable expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense of such action, suit, proceeding, claim or alleged liability or in connection with any appeal therein, whether or not the same proceeds to judgment or is settled or otherwise brought to a conclusion; provided however, that such Shareholder gives prompt~~

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~~notice thereof, executes such documents and takes such action as will permit the Trust to conduct the defense or settlement thereof and cooperates therein. In the event that the assets of the Trust Estate are insufficient to satisfy the Trust's indemnity obligations hereunder, each Shareholder shall be entitled to such indemnification pro rata from~~, Trustee or officer. The Trust shall have the power, with the approval of its Board of Trustees, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust ~~Estate~~ or a predecessor of the Trust.

        7.5~~7.7~~    Right of Trustees, Officers, Employees and Agents to Own Shares or Other Property and to Engage in Other Business.    Any Trustee or officer, employee or agent of the Trust may acquire, own, hold and dispose of Shares in the Trust, for his individual account, and may exercise all rights of a Shareholder to the same extent and in the same manner as if he were not a Trustee or officer, employee or agent of the Trust. ~~Any Trustee or officer, employee or agent of the Trust may, in his personal capacity or in the capacity of trustee, officer, director, stockholder, partner, member, advisor or employee of any Person or otherwise, have business interests and engage in business activities similar to or in addition to those relating to the Trust, which interests and activities may be similar to and competitive with those of the Trust and may include the acquisition, syndication, holding, management, development, operation or disposition, for his own account, or for the account of such Person or others, of interests in Mortgages, interests in Real Property, or interests in Persons engaged in the real estate business. Each Trustee, officer, employee and agent of the Trust shall be free of any obligation to present to the Trust any investment opportunity which comes to him in any capacity other than solely as Trustee, officer, employee or agent of the Trust even if such opportunity is of a character which, if presented to the Trust, could be taken by the Trust. Subject to the provisions of Article IV and Section 7.8, any Trustee or officer, employee or agent of the Trust may be interested as trustee, officer, director, stockholder, partner, member, advisor or employee of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as Trustee, officer, employee or agent or otherwise hereunder. None of these activities shall be deemed to conflict with his duties and powers as Trustee or officer, employee or agent of the Trust.~~

        7.6~~7.8~~    Transactions Between Trustees, Officers, Employees or Agents and the Trust.    ~~Except as otherwise provided by~~Subject to any express restrictions in this Declaration~~, and in the absence of fraud, a contract, act or other transaction between the Trust and any other Person in which the Trust is interested, shall be valid, and no~~ or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind with any Person, including any Trustee ~~or~~, officer, employee or agent of the Trust ~~shall have any liability as a result of entering into any such contract, act or transaction, even though (a) one or more of the Trustees or officers, employees or agents of the Trust are directly or indirectly interested in or connected with or are trustees, partners, directors, employees, officers or agents of such other Person, or (b) one or more of the Trustees or officers, employees or agents of the Trust individually or jointly with others, is a party or are parties to, or are directly or indirectly interested in or connected with, such contract, act or transaction; provided that in each such case (i) such~~ or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction, provided, however, that in the case of any contract or transaction in which any Trustee, officer, employee or agent of the Trust (or any Person affiliated with such Person) has a material financial interest in such transaction, then: (a) the fact of the interest ~~or connection is~~shall be disclosed or known to: (i) the Board of Trustees ~~and thereafter the~~or the Audit Committee, and the Board of Trustees ~~authorize~~ or the Audit Committee shall approve or ratify ~~such~~ the contract~~, act~~ or ~~other~~ transaction by the affirmative vote of a majority of ~~the~~disinterested Trustees ~~who are not so interested~~of the Board or the Audit Committee, even if the disinterested Trustees of the Board or the Audit Committee constitute less than a quorum, or (ii) ~~such interest or connection is disclosed or known to the Shareholders, and thereafter such~~the shareholders entitled to vote, and the contract~~, act~~ or transaction ~~is~~shall be authorized, approved or ratified by

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~~Shareholders holding~~ a majority of the ~~Shares then outstanding and entitled to vote thereon.~~votes cast by the shareholders entitled to vote other than the votes of shares owned of record or beneficially by the interested part; or (b) the contract or transaction is fair and reasonable to the Trust.

        ~~Notwithstanding any other provision of this Declaration, the Trust shall not engage in a transaction with (a) any Trustee, officer, employee or agent of the Trust (acting in his individual capacity), (b) any director, trustee, partner, officer, employee or agent (acting in his individual capacity) of the Advisor or any other investment advisor of the Trust, (c) the Advisor or any other investment advisor of the Trust or (d) an Affiliate of any of the foregoing, except to the extent that such transaction has, after disclosure of such affiliation, been approved or ratified by the affirmative vote of a majority of the Trustees including a majority of the Independent Trustees (or, if the transaction is with a Person other than the Advisor or its Affiliates, a majority of the Trustees not having any interest in such transaction and not Affiliates of any party to the transaction) after a determination by them that to the extent applicable:~~

          ~~(a)   such transaction is fair and reasonable to the Trust and the Shareholders;~~

          ~~(b)   based upon an appraisal by a qualified independent real estate appraiser, such qualification to be determined in each instance by a majority of the Independent Trustees who shall, in each case, have been approved by a majority of the Independent Trustees (or, if the transaction is with a Person other than the Advisor its Affiliates, a majority of the Trustees not having any interest in such transaction and not Affiliates of any party to the transaction), the total consideration is not in excess of the appraised value of the interest in Real Property being acquired, if an acquisition is involved, or not less than the appraised value of the interest in Real Property being disposed of, if a disposition is involved; and~~

          ~~(c)   if such transaction involves payment by the Trust for services rendered to the Trust by a Person in a capacity other than that of Advisor, Trustee or Trust officer, (1) the compensation is not in excess of the compensation, if any, paid to such Person by any other Person who is not an Affiliate of such Person, for any comparable services in the same geographic area, and (2) the compensation is not greater than the charges for comparable services generally available in the same geographic area from other Persons who are competent and not affiliated with any of the parties involved.~~

~~This Section 7.8 shall not prevent any sale of Shares issued by the Trust for the public offering thereof in accordance with a registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933. The Trustees are not restricted by this Section 7.8 from forming a corporation, partnership, trust or other business association owned by any Trustee, officer, employee or agent or by their nominees for the purpose of holding title to property of the Trust or managing property of the Trust, provided that the Trustees make a determination that the creation of such entity for such purpose is in the best interest of the Trust.~~

        ~~7.9    Independent Counsel.    In the event of a dispute between the Trust and the Advisor or its Affiliates, or should it be necessary for the Trust to prepare and negotiate contracts and agreements between the Trust and the Advisor or its Affiliates which in the good faith judgment of a majority of the Independent Trustees require the advice or assistance of separate counsel or accountants from that of the Advisor or its Affiliates, the Trust will retain such separate counsel or accountants for such matters, the choice of which shall be made by a majority of the Independent Trustees.~~

        7.7~~7.10~~    Persons Dealing with Trustees, Officers, Employees or Agents.    Any act of the Trustees or of the officers, employees or agents of the Trust purporting to be done in their capacity as such, shall, as to any Persons dealing with such Trustees, officers, employees or agents, be conclusively deemed to be within the purposes of this Trust and within the powers of such Trustees or officers, employees or agents. No Person dealing with the Trustees or any of them or with the officers, employees or agents of

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the Trust shall be bound to see to the application of any funds or property passing into their hands or control. The receipt of the Trustees or any of them, or of authorized officers, employees or agents of the Trust, for moneys or other consideration, shall be binding upon the Trust.

        7.8~~7.11~~    Reliance.    The Trustees and the officers, employees and agents of the Trust may consult with counsel (which may be a firm in which one or more of the Trustees or the officers, employees or agents of the Trust is or are members) and the advice or opinion of such counsel shall be full and complete personal protection to all the Trustees and the officers, employees and agents of the Trust in respect of any action taken or suffered by them in good faith and in reliance on or in accordance with such advice or opinion. In discharging their duties, Trustees or officers, employees or agents of the Trust, when acting in good faith, may rely upon financial statements of the Trust represented to them to fairly present the financial position or results of operations of the Trust by the chief financial officer of the Trust or the officer of the Trust having charge of its books of account, or stated in a written report by an independent certified public accountant fairly to present the financial position or results of operations of the Trust. The Trustees and the officers, employees and agents of the Trust may rely, and shall be personally protected in acting, upon any instrument or other document believed by them to be genuine.

        ~~7.12    Indemnification of the Trust.    Each shareholder will indemnify and hold harmless the Trust from and against all costs, expenses, penalties, fines and other amounts, including, without limitation, attorneys' and other professional fees, whether third party or internal, arising from such shareholder's violation of any provision of this Declaration or the Bylaws, including, without limitation, Section 6.14, and shall pay such sums to the Trust upon demand, together with interest on such amounts, which interest will accrue at the lesser of 15% per annum and the maximum amount permitted by law, from the date such costs or the like are incurred until the receipt of repayment by the Trust. Nothing in this Section shall create or increase the liability of any shareholders, trustees, officers, employees or agents of the Trust for actions taken on behalf of the Trust.~~

ARTICLE VIII
DURATION, AMENDMENT AND TERMINATION OF TRUST

        8.1    Duration of Trust.    The duration of the Trust shall be perpetual; provided, however, the Trust may be voluntarily dissolved or its existence terminated at any time by the affirmative vote at a meeting of Shareholders of the holders of Shares representing two-thirds of the total number of Shares then outstanding and entitled to vote thereon.

        8.2    Termination of Trust.

          (a)   Upon the termination of the Trust:

              (i)  the Trust shall carry on no business except for the purpose of winding up its affairs;

             (ii)  the Trustees shall proceed to wind up the affairs of the Trust and all the powers of the Trustees under this Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Estate to one or more persons at public or private sale (for consideration which may consist in whole or in part of cash, Securities or other property of any kind), discharge or pay its liabilities, and do all other acts appropriate to liquidate its business; and

            (iii)  after paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements, as they deem necessary for their protection, the Trustees may distribute the remaining Trust Estate (in cash or in kind or partly each) among the Shareholders according to their respective rights.

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          (b)   After termination of the Trust and distribution of the Trust Estate to the Shareholders as herein provided, the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination and such distribution, a copy of which instrument shall be filed with the Maryland Department of Assessments and Taxation, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder and the rights and interests of all Shareholders shall thereupon cease.

        8.3    Amendment Procedure.    This Declaration may be amended ~~(except that the provisions governing the personal liability of the Shareholders, Trustees and of the officers, employees and agents of the Trust and the prohibition of assessments upon Shareholders may not be amended in any respect that could increase the personal liability of such Shareholders, Trustees or officers, employees and agents of the Trust) at a meeting of Shareholders~~only if such amendment is declared advisable by the Board of Trustees and approved by holders of Shares representing a majority ~~(or, with respect to amendments of Article V, amendments to the provisions of Section 8.1, amendments to this Section 8.3 that would reduce the percentage vote required to approve any amendments to this Declaration, and with respect to amendments inconsistent with Sections 2.1, 6.14 and 6.15, seventy-five percent (75%))~~ of the total number of votes authorized to be cast in respect of Shares then outstanding and entitled to vote thereon~~. The approval of a majority of the Trustees (including a majority of the Independent Trustees) shall also be~~ (notwithstanding the higher vote required ~~for any such amendment~~by Maryland REIT Law). Two-thirds (2/3) of the Trustees may, after ~~fifteen (15) days~~ written notice to the Shareholders, also amend this Declaration without the vote or consent of Shareholders if in good faith they deem it necessary to conform this Declaration to the requirements of the REIT Provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing to do so. Actions by the Trustees pursuant to Section 1.1, Section ~~6.1~~5.1, or Section 9.6(a) that result in an amendment to this Declaration shall be effected without the vote or consent of Shareholders.

        8.4    Amendments Effective.    Any amendment pursuant to any Section of this Declaration shall not become effective until it is duly filed with and accepted for record by the Maryland Department of Assessments and Taxation.

        8.5    Transfer to Successor.    The Trustees, with the approval of a majority of the Trustees ~~(including a majority of the Independent Trustees)~~ and the affirmative vote, at a meeting approving a plan for this purpose, of the holders of Shares representing a majority of all votes authorized to be cast at a meeting at which a quorum is present, may (a) cause the organization of a limited partnership, partnership, corporation, association, trust or other organization to take over the Trust Estate and carry on the affairs of the Trust, (b) merge the Trust into, or sell, convey and transfer the Trust Estate to, any such limited partnership, partnership, corporation, association, trust or organization in exchange for Securities thereof, or beneficial interests therein, and the assumption by such transferee of the liabilities of the Trust and (c) thereupon terminate this Declaration and deliver such shares, Securities or beneficial interests among the Shareholders in accordance with such plan.

ARTICLE IX
MISCELLANEOUS

        9.1    Applicable Law.    This Declaration is executed and acknowledged by the Trustees with reference to the statutes and laws of the State of Maryland, and the rights of all parties and the construction and effect of every provision hereof shall be subject to and construed according to the statutes and laws of such State.

        9.2    Index and Headings for Reference Only.    The index and headings preceding the text, articles and sections hereof have been inserted for convenience and reference only and shall not be construed to affect the meaning, construction or effect of this Declaration.

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        9.3    Successors in Interest.    This Declaration and the Bylaws shall be binding upon and inure to the benefit of the undersigned Trustees and their successors, assigns, heirs, distributees and legal representatives, and every Shareholder and his successors, assigns, heirs, distributees and legal representatives.

        9.4    Inspection of Records.    Trust records shall be available for inspection by Shareholders at the same time and in the same manner and to the extent that comparable records of a Maryland business corporation would be available for inspection by shareholders under the laws of the State of Maryland. Except as specifically provided for in this Declaration or in Title 8 of the Corporations and Associations Article of the Annotated Code of Maryland, Shareholders shall have no greater right than shareholders of a Maryland business corporation to require financial or other information from the Trust, Trustees or officers of the Trust. Any Federal or state securities administrator or the Maryland Department of Assessments and Taxation shall have the right, at reasonable times during business hours and for proper purposes, to inspect the books and records of the Trust.

        9.5    Counterparts.    This Declaration may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

        9.6    Provisions of the Trust in Conflict with Law or Regulations: Severability.

          (a)   The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any one or more of such provisions (the "Conflicting Provisions") are in conflict with the REIT Provisions of the Internal Revenue Code, the Conflicting Provisions shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination by the Trustees shall not affect or impair any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted (including but not limited to the election of Trustees) prior to such determination. An amendment in recordable form signed by a majority of the Trustees setting forth any such determination and reciting that it was duly adopted by the Trustees, or a copy of this Declaration, with the Conflicting Provisions removed pursuant to such a determination, in recordable form, signed by a majority of the Trustees, shall be conclusive evidence of such determination when filed with the Maryland Department of Assessments and Taxation. The Trustees shall not be liable for failure to make any determination under this Section 9.6(a). Nothing in this Section 9.6(a) shall in any way limit or affect the right of the Trustees to amend this Declaration as provided in Section 8.3.

          (b)   If any provision of this Declaration shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Declaration, and this Declaration shall be carried out as if any such invalid or unenforceable provision were not contained herein.

        9.7    Certifications.    The following certifications shall be final and conclusive as to any Persons dealing with the Trust:

          (a)   a certification of a vacancy among the Trustees by reason of resignation, removal, increase in the number of Trustees, incapacity, death or otherwise, when made in writing by a majority of the remaining Trustees;

          (b)   a certification as to the individuals holding office as Trustees or officers at any particular time, when made in writing by the secretary of the Trust;

          (c)   a certification that a copy of this Declaration or of the Bylaws is a true and correct copy thereof as then in force, when made in writing by the secretary of the Trust; and

          ~~(d)   the certifications referred to in Sections 2.7, 8.4 and 9.6(a); and~~

          ~~(e)~~   a certification as to any actions by Trustees, other than the above, when made in writing by the secretary of the Trust or by any Trustee.

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        IN WITNESS WHEREOF, this Fourth Amendment and Restatement of Declaration of Trust has been signed and acknowledged by each of the undersigned Trustees of the Trust on this 31st day of July, 2014.

Sam Zell
James Corl
Edward Glickman
David Helfand
Peter Linneman
James Lozier
Kenneth Shea

01) Sam Zell 07) James L. Lozier, Jr. 02) James S. Corl 08) Mary Jane Robertson 03) Martin L. Edelmen 09) Kenneth Shea 04) Edward A. Glickman 10) Gerald A. Spector 05) David Helfand 11) James A. Star 06) Peter Linneman . . . . . . . . . . . . . . . . . . . . . . . . . . . COMMONWEALTH REIT TWO NORTH RIVERSIDE PLAZA SUITE 600 CHICAGO, IL 60606 AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 30, 2014. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 30, 2014. Have your proxy card in hand when you call and then follow the instructions. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CommonWealth REIT, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by CommonWealth REIT in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M76516-P54599 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. COMMONWEALTH REIT Our Board of Trustees Recommends You Vote “FOR” the Nominees for Trustee For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5. 1. To elect the nominees named in our proxy statement to our Board of Trustees . . . number(s) of the nominee(s) on the line below. Our Board recommends you vote "FOR" Proposal 1. 2. To approve amendments to our Third Amendment and Restatement of Declaration of Trust (the "Charter") that require approval of a majority of shares outstanding: For Against Abstain 3. To approve amendments to our Charter that require approval of 75% of the shares outstanding: For Against Abstain 2a. Amendment to adopt plurality voting in contested trustee elections . . . 2b. Amendment to lower the general shareholder voting standard . . . 2c. Amendment to require majority vote for a transfer of all or substantially all assets 2d. Amendment to convert indemnification rights to permissive to the full extent of Maryland Law 2e. Amendment to eliminate the obligation of shareholders to indemnify the Company 2f. Amendment to eliminate the external advisor provisions . . . 2g. Amendment to align related party transaction requirements with Maryland law 2h. Amendment to increase flexibility in scheduling annual meetings . . . 2i. Amendment to increase flexibility in approval of investments . . . 2j. Amendment to increase flexibility in structuring board committees . . . 2k. Amendment to remove the requirement that shareholders approve certain restructurings 2l. Amendment to eliminate the Board's ability to remove a trustee . . . 2m. Amendment to require unanimity for trustees to act by written consent . . . 2n. Amendments regarding conforming changes and other immaterial modifications to the Charter and amendment and restatement of the Charter Our Board recommends you vote "FOR" Proposals 2a through 2n. 3a. Amendment to declassify the Board and provide for annual elections . . . 3b. Amendment to provide majority voting for mergers . . . 3c. Amendment to require a majority vote for Charter amendments . . . 3d. Amendment to remove voting standard for combinations with 10% shareholders 3e. Amendment to increase the number of permitted trustees . . . 3f. Amendment to install revised REIT ownership limitation provisions . . . 3g. Amendment to broaden investment policy . . . Our Board recommends you vote "FOR" Proposals 3a through 3g. 4. To approve the reimbursement to Related Fund Management, LLC and Corvex Management LP of expenses related to their consent solicitations Our Board recommends you vote "FOR" Proposal 4. 5. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 Our Board recommends you vote "FOR" Proposal 5. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4 AND 5. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. For address changes, please check this box and write them on the back where indicated. . (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

COMMONWEALTH REIT ANNUAL MEETING OF SHAREHOLDERS June 30, 2014, 10:00 a.m., Central Time, To be adjourned to July 31, 2014, 10:00 a.m., Central Time Two North Riverside Plaza, 24th Floor Chicago, IL 60606 M76517-P54599 COMMONWEALTH REIT Two North Riverside Plaza, Suite 600 Chicago, IL 60606 Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the CommonWealth REIT annual meeting of shareholders, including our annual report and proxy statement, are available on the internet. This proxy is solicited on behalf of the Board of Trustees of CommonWealth REIT. The undersigned shareholder of CommonWealth REIT, a Maryland real estate investment trust, or the Company, hereby appoints David Helfand and Orrin S. Shifrin, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting of shareholders of the Company to be held at Two North Riverside Plaza, 24th Floor, Chicago, IL 60606 on June 30, 2014, at 10:00 a.m. Central Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for voting instructions. Address Changes: (If you noted any Address Changes above, please mark the corresponding box on the reverse side.)